UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14C
Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]	Preliminary Information Statement
[ ]	Confidential, for Use of the Commission (only as permitted by Rule 14c-5(d)(2))
[X]	Definitive Information Statement
[ ]	Definitive Additional Materials

CONCIERGE TECHNOLOGIES, INC.
(Name of Registrant Specified In Its Charter)

(Name of Person(s) Filing Information Statement, if other than the Registrant)

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(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

[ ]	Fee paid previously with Preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing fee for which the offsetting fee was paid previously. Identify the previous filing by registration filing.

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Date Filed: November 8, 2016

CONCIERGE TECHNOLOGIES, INC.
29115 Valley Center Rd., Suite K-206
Valley Center, CA 92082

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
SECURITIES EXCHANGE ACT OF 1934 AND REGULATION 14C THEREUNDER
NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS
DEFINITIVE INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

To the Stockholders of CONCIERGE TECHNOLOGIES, INC.:

NOTICE IS HEREBY GIVEN, that, effective as of September 19, 2016, the holders of outstanding shares of common stock, par value $0.001 per share, of Concierge Technologies, Inc. (the “Company” and such common stock, the “Company Common Stock”), and Series B Convertible, Voting, Preferred Stock, par value $0.001 per share, of the Company (“Company Preferred Stock” and together with the Company Common Stock, the “Voting Stock”) representing, in the aggregate, more than a majority of the outstanding voting power of all outstanding shares of Voting Stock approved, via written consent in lieu of a special meeting of the Company’s stockholders (“Action”), the Stock Purchase Agreement, dated September 19, 2016 (the “Agreement”), by and among the Company, Wainwright Holdings, Inc., a Delaware corporation (“Wainwright”), and certain of the shareholders of Wainwright (such shareholders, together with any additional shareholders of Wainwright who become parties to the Agreement, the “Wainwright Sellers”), together with the transactions contemplated thereby, including without limitation the issuance of shares of Company Common Stock and Company Preferred Stock pursuant to the terms of the Agreement.

Under the Agreement, the Wainwright Sellers have agreed to sell, and the Company has agreed to purchase, the shares of common stock, par value $0.01 per share, of Wainwright (“Wainwright Common Stock”) held by the Wainwright Sellers in exchange for Company Common Stock and Company Preferred Stock, as described in greater detail below (the “Transaction”). As of the date of the Agreement, the Wainwright Common Stock held by the Wainwright Sellers executing the Agreement represented approximately 97% of the issued and outstanding Wainwright Common Stock. The Agreement provides that, subject to certain conditions, the Company will offer the remaining holders of Wainwright Common stock the opportunity to become party to the Agreement and sell the shares of Wainwright Common Stock held by them on the terms set forth in the Agreement. Any such Wainwright shareholder who becomes a party to the Agreement shall become a “Wainwright Seller” for purposes of the Agreement and this Definitive Schedule 14C.

If all holders of Wainwright Common Stock become a party to the Agreement and the conditions to closing under the Agreement are satisfied, at the closing of the Transaction (the “Closing”), the Company will issue, in exchange for the Wainwright Common Stock: (i) 818,799,976 shares of Company Common Stock, and (ii) 9,354,119 shares of Company Preferred Stock (which preferred shares are convertible into 187,082,377 shares of Company Common Stock) (the foregoing (i) and (ii) referred to collectively as the “Concierge Shares”).

All terms not otherwise defined herein shall have the definitions specified in the Agreement. A copy of the Agreement is attached hereto as Exhibit A and incorporated herein by this reference.

As a result of the Transaction, the Wainwright Sellers will become shareholders of the Company. Nicholas Gerber, who is the Company’s Chairman of the Board of Directors and Chief Executive Officer as well as Wainwright’s Chief Executive Officer, directly or through related family interests, and certain other Wainwright shareholders, including related family interests of Scott Schoenberger, a director of the Company, currently own the majority of outstanding Voting Stock and a majority of the Wainwright Common Stock. Following the Closing, Mr. Gerber and those shareholders would continue to own or control the majority of the Voting Stock.

The Agreement provides that the Closing shall occur on the later of (i) the date that is two Business Days following the date on which the last of the conditions to Closing set forth in Articles VIII and IX of the Agreement have been satisfied or, to the extent permitted by law, waived by the relevant party, (ii) the 21st calendar day following the date on which this Definitive Schedule 14C was mailed to the Company’s shareholders, and (iii) such other time and date as the parties may agree.
The conditions to the Closing of the Transaction are more particularly described in Articles VIII and IX of Exhibit A which is attached hereto and incorporated herein by this reference. The conditions to the Closing include, but are not limited to, the Company’s receipt of a Fairness Opinion to the effect that, as of the date of the Agreement, and based upon and subject to the limitations and assumptions set forth in such opinion, the consideration paid by the Company (i.e., the Concierge Shares to be issued to the Wainwright Sellers) pursuant to the Agreement is fair, from a financial point of view, to Company shareholders.

Your vote is not required to approve the foregoing action, and the enclosed Information Statement is not a request for your vote or a proxy. This Information Statement is furnished only to inform stockholders of the Action taken by written consent described above before they take effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.

This Information Statement is first being mailed to you on or about November 18, 2016, and we anticipate an effective date of the Action to be December 8, 2016, or as soon thereafter as practicable in accordance with applicable law, including the Nevada Revised Statutes.  No dissenters’ rights are afforded to our stockholders under the Nevada Revised Statutes in connection with the Action.

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THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS’ AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

This Notice and the attached Information Statement are being sent to you for informational purposes only, and you are not being asked to take any action with respect to the Action.

November 8, 2016	By Order of the Board of Directors,

Date	By:	/s/ Nicholas Gerber
Nicholas Gerber
Chief Executive Officer and Chairman of the Board of Directors

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DEFINITIVE INFORMATION STATEMENT

CONCIERGE TECHNOLOGIES, INC.
29115 Valley Center Road, Suite K-206
Valley Center, CA 92082

 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement (“Information Statement”) has been filed with the United States Securities and Exchange Commission (“SEC”) pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and is being furnished to the holders of the outstanding shares of common stock, par value $0.001 per share (“Company Common Stock”), and Series B Convertible, Voting, Preferred Stock, par value $0.001 per share (“Company Preferred Stock” and together with the Company Common Stock, the “Voting Stock”), of Concierge Technologies, Inc., a Nevada corporation (“Company,” “we,” “us,” “our,” or similar terms).  Effective September 19, 2016, pursuant to Section 78.320 of the Nevada Revised Statutes, the holders of Voting Stock representing, in the aggregate, greater than a majority of the outstanding voting power of all Voting Stock approved, via written consent in lieu of a special meeting of the Company’s stockholders (“Action”), the Stock Purchase Agreement, dated September 19, 2016 (the “Agreement”), by and among the Company, Wainwright Holdings, Inc., a Delaware corporation (“Wainwright”), and certain of the shareholders of Wainwright (such shareholders, together with any additional shareholders of Wainwright who become parties to the Agreement, the “Wainwright Sellers”), together with the transactions contemplated thereby, including without limitation the issuance of shares of Company Common Stock and Company Preferred Stock pursuant to the terms of the Agreement.

Under the Agreement, the Wainwright Sellers have agreed to sell, and the Company has agreed to purchase, the shares of common stock, par value $0.01 per share, of Wainwright (“Wainwright Common Stock”) held by the Wainwright Sellers in exchange for Company Common Stock and Company Preferred Stock, as described in greater detail below (the “Transaction”). As of the date of the Agreement, the Wainwright Common Stock held by the Wainwright Sellers executing the Agreement represented approximately 97% of the issued and outstanding Wainwright Common Stock. The Agreement provides that, subject to certain conditions, the Company will offer the remaining holders of Wainwright Common stock the opportunity to become party to the Agreement and sell the shares of Wainwright Common Stock held by them on the terms set forth in the Agreement. Any such Wainwright shareholder who becomes a party to the Agreement shall become a “Wainwright Seller” for purposes of the Agreement and this Definitive Schedule 14C.

If all holders of Wainwright Common Stock become a party to the Agreement and the conditions to closing under the Agreement are satisfied, at the closing of the Transaction (the “Closing”), the Company will issue, in exchange for the Wainwright Common Stock: (i) 818,799,976 shares of Company Common Stock, and (ii) 9,354,119 shares of Company Preferred Stock (which preferred shares are convertible into 187,082,377 shares of Company Common Stock) (the foregoing (i) and (ii) referred to collectively as the “Concierge Shares”).

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All terms not otherwise defined herein shall have the definition specified in the Agreement. A copy of the Agreement is attached hereto as Exhibit A and incorporated herein by this reference.

If the conditions to Closing are satisfied and the Transaction closes, the Wainwright Sellers will become shareholders of the Company. Nicholas Gerber, who is the Chairman of the Board of Directors and Chief Executive Officer of the Company, and the Chief Executive Officer of Wainwright, together with related family interests and related family interests of Scott Schoenberger, a Director of the Company, currently own the majority of the Voting Stock as well as a majority of the Wainwright Common Stock. Following the closing of this Transaction, those shareholders, collectively, will continue to own the majority of the Voting Stock.

The Agreement provides that the Closing shall occur on the later of (i) the date that is two Business Days following the date on which the last of the conditions to Closing set forth in Articles VIII and IX of the Agreement have been satisfied or, to the extent permitted by applicable Legal Requirements, waived by the relevant party, (ii) the 21st calendar day following the date on which this Definitive Schedule 14C was mailed to you as well as all the other Company’s shareholders, and (iii) such other time and date as the parties may agree.
The conditions to the Closing of the Transaction are more particularly described in Articles VIII and IX of Exhibit A which is attached hereto and incorporated herein by this reference. The conditions to the Closing include, but are not limited to, the accuracy of the representations and warranties made by the parties to the Agreement; the performance by the parties to the Agreement of their respective covenants, including the delivery of certain documents and financial information; the absence of litigation or other proceedings relating to or affecting the Transaction; the Company’s receipt of a fairness opinion to the effect that, as of the date of the Agreement, the consideration paid by the Company (i.e., the Concierge Shares to be issued to the Wainwright Sellers) pursuant to the Agreement is fair, from a financial point of view, to Company shareholders (the “Fairness Opinion”) (which was received on October 5, 2016); the approval of the Transaction by the Concierge shareholders (which occurred by written consent); in the case of Concierge’s obligation to close, the approval of the Transaction by an independent advisory committee described below (the “Advisory Committee”) and a determination the Advisory Committee that the Transaction is in the best interest of the Company and its shareholders; and in the case of the Wainwright Sellers, the receipt of financial and other information concerning the Transaction that is satisfactory to the Wainwright Sellers. On or around October 3, 2016, the Advisory Committee determined that the Transaction is in the best interest of the Company and its shareholders.

Stockholders holding Shares of Voting Stock representing a total of 78.89% of the voting power of the Voting Stock as of September 19, 2016, have executed a written consent in lieu of a meeting of shareholders approving the Action. As of that date, shares of Voting Stock representing a total of 143,040,970 votes were outstanding.

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As our stockholders holding a majority of the Voting Stock have already approved the Action by written consent, we are not seeking approval for the Action from any of our remaining stockholders, nor will they be given an opportunity to vote on the Action.  All necessary corporate approvals have been obtained, and this Information Statement is being furnished solely for the purpose of providing advance notice to our stockholders of the Transaction approved by the Action, as required by the Exchange Act.

We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our common stock.

Under Section 14(c) of the Exchange Act and Rule 14c-2 promulgated there under, the Action cannot become effective until 20 days after the date this Information Statement is sent to our stockholders. This Information Statement was mailed to our stockholders on or about November 18, 2016 (“Mailing Date”). We expect the Action to become effective approximately twenty (20) days after the Mailing Date. Therefore, the effective date is expected to be on or about December 8, 2016 (“Effective Date”).

NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS SOLICITED IN
CONNECTION WITH THIS INFORMATION STATEMENT.  WE ARE NOT ASKING
YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

FORWARD LOOKING STATEMENTS

This Information Statement and other reports that the Company files with the U.S. Securities and Exchange Commission (the “SEC”) contain forward-looking statements about the Company’s business containing the words “believes,” “anticipates,” “expects” and words of similar import. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results or performance to be materially different from the results or performance anticipated or implied by such forward-looking statements. Given these uncertainties, stockholders are cautioned not to place undue reliance on forward-looking statements. Except as specified in SEC regulations, the Company has no duty to publicly release information that updates the forward-looking statements contained in this Information Statement. An investment in the Company involves numerous risks and uncertainties, including those described elsewhere in this Information Statement. Additional risks will be disclosed from time-to-time in future SEC filings.

DESCRIPTION OF THE CORPORATE ACTION
On September 19, 2016, the Company entered into the Agreement pursuant to which the Wainwright Sellers executing the Agreement agreed to sell, and the Company agreed to purchase, approximately 97% of the outstanding Wainwright Common Stock in exchange for the Concierge Shares, subject to the terms and conditions as provided for in the Agreement. The remaining stockholders of Wainwright who have not yet signed the Agreement will be afforded the opportunity to enter into the Agreement. As a result of the transaction, current shareholders of Wainwright executing the Agreement will become shareholders of the Company. Nicholas Gerber, who is the Chairman of the Board of Directors and Chief Executive Officer of the Company, and the Chief Executive Officer of Wainwright, is the beneficial owner of approximately 48.89% of the Voting Stock as well as approximately 47.27% of the Wainwright Common Stock. Scott Schoenberger, a Director of the Company, is the beneficial owner of approximately 24.45% of the Voting Stock as well as approximately 10.57% of the Wainwright Common Stock. Following the closing of this Transaction, if the Company acquires all of the issued and outstanding Wainwright Common Stock, Wainwright shareholders, as a result of their exchange of their shares with the Company, will collectively own approximately 87.55% of the Voting Stock. Mr. Gerber will be the beneficial owner of 47.34% of the Voting Stock and Mr. Schoenberger will beneficially own 12.27% of the Voting Stock on a fully diluted basis. Other members of Mr. Gerber’s family, together with related family interests, will own 25.44% of the Voting Stock on a fully diluted basis. Mr. Gerber does not own or control this Voting Stock owned by other members of his family or related family interests.

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Summary of Transaction
The following summarizes the material terms of the Transaction. The following summary does not contain all of the information that may be important for you to consider in understanding the Transaction.
●
Under the Agreement, the Wainwright Sellers executing the Agreement have agreed to sell, and the Company has agreed to purchase, the Wainwright Common Stock held by the Wainwright Sellers in exchange for Company Common Stock and Company Preferred Stock.

●
As of the date of the Agreement, the Wainwright Common Stock held by the Wainwright Sellers who executed the Agreement represented approximately 97% of the issued and outstanding Wainwright Common Stock. The Agreement provides that, subject to certain conditions, the Company will offer the remaining holders of Wainwright Common stock the opportunity to become party to the Agreement and sell the shares of Wainwright Common Stock held by them on the terms set forth in the Agreement. Any such Wainwright shareholder who becomes a party to the Agreement shall become a “Wainwright Seller” for purposes of the Agreement and this Definitive Schedule 14C.

●
If all holders of Wainwright Common Stock become a party to the Agreement and the conditions to closing under the Agreement are satisfied, at the closing of the Transaction (the “Closing”), the Company will issue, in exchange for the Wainwright Common Stock: (i) 818,799,976 shares of Company Common Stock, and (ii) 9,354,119shares of Company Preferred Stock (which preferred shares are convertible into 187,082,377 shares of Company Common Stock) (the foregoing (i) and (ii) referred to collectively as the “Concierge Shares”).

●
The exchange ratio in the Transaction was based upon a value of Wainwright on the date of the Agreement of $85,500,000 and a per-share price of Company Common Stock of approximately $0.085 per share.

●
Wainwright owns all of the issued and outstanding limited liability company membership interests of United States Commodity Funds LLC, a Delaware limited liability company (“USCF”) and USCF Advisers LLC (“USCF Advisers”). USCF is a commodity pool operator registered with the Commodity Futures Trading Commission. USCF Advisers is an SEC registered investment adviser. USCF and USCF Advisers act as the advisers to the Funds identified in the Agreement (each, a “Fund”, and collectively, the “Funds”).
●
Upon the Closing of the transaction, the Company shall operate the business of Wainwright and USCF and USCF Advisors. The Company shall also continue to operate its existing business operations as currently constituted.

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Parties to the Transaction
The Company

Concierge Technologies, Inc., a Nevada corporation, was originally incorporated in California in 1993 as Fanfest, Inc. In 2002, the Company changed its name to Concierge Technologies, Inc.  Its administrative office is located in Valley Center, California and its mailing address and telephone number is 29115 Valley Center Road, Suite K-206, Valley Center, California 92082; (866) 800-2978.  The Company’s securities trade on the OTCQB under the symbol “CNCG”.

The Company’s principal operations include: (i) the purchase and sale of mobile video recording devices through its wholly owned subsidiary Kahnalytics, Inc., (ii) the production, packaging and distribution of gourmet meat pies and related bakery confections through its wholly owned New Zealand subsidiary Gourmet Foods, Ltd., and (iii) security alarm servicing through its wholly owned subsidiary Brigadier Security Systems of Saskatoon, Canada.
Wainwright Holdings, Inc.
Wainwright Holdings, Inc., a Delaware corporation, was originally incorporated on March 23, 2004. At the time, it had only one subsidiary, Ameristock Corporation, the investment adviser to the Ameristock Mutual Fund, Inc., a large cap equity fund (Ameristock Corporation was spun off from Wainwright in 2010). In May 2005, Wainwright formed USCF, and in June 2013, it formed USCF Advisers. Wainwright owns all of the issued and outstanding limited liability company membership interests of USCF and USCF Advisers.
USCF is a commodity pool operator registered with the Commodity Futures Trading Commission that has approximately $4.5 billion in assets under management. USCF Advisers is an SEC registered investment adviser that manages the Stock Split Index Fund with approximately $3.8 million in assets under management. USCF and USCF Advisers act as the advisers to the Funds identified in the Agreement (each, a “Fund”, and collectively, the “Funds”). Wainwright Holdings, Inc.,1999 Harrison Street, Suite 1530, Oakland, CA 94612, Attention: Nick Gerber, Facsimile No: 925.376.3490
Transaction Information
Stock Purchase Agreement
On September 19, 2016, the Company, entered into the Agreement with Wainwright and the Wainwright Sellers whereby the Company agreed to purchase the Wainwright Common Stock held by the Wainwright Sellers in exchange for the Concierge Shares.  At the closing of the Transaction, Wainwright will become a subsidiary of the Company and the Company will operate the business of Wainwright, including USCF and USCF Advisors. The Company shall also continue to operate its existing business operations as currently constituted.

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The Agreement was approved by the Board of Directors of the Company (the “Board”) on September 12, 2016, and is conditioned upon, among other things, approval of the Agreement and the transactions contemplated thereby by the shareholders of the Company. On September 19, 2016, shareholders holding greater than a majority of the Voting Stock approved the Agreement and the transactions thereby, including the issuance of the Concierge Shares thereunder, via written consent in lieu of a stockholder meeting.
Consideration: As consideration for the Wainwright Common Stock held by the Wainwright Sellers, the Company shall issue the Concierge Shares to the Wainwright Sellers. The exchange ratio in the Transaction was based upon the value of Wainwright agreed to by the Company and Wainwright on the date of the Agreement of $85,500,000 and a per-share price of Company Common Stock of $0.085 per share. The Board concluded that issuance of the Concierge Shares in exchange for the Wainwright Common Stock on this basis would be a fair exchange for all parties and a benefit to the Company shareholders.
Conditions to Closing of Transaction: The Closing shall occur on the later of (i) the date that is two Business Days following the date on which the last of the conditions to Closing set forth in Articles VIII and IX of the Agreement have been satisfied or, to the extent permitted by law, waived by the relevant party, (ii) the 21st calendar day following the date on which the Definitive Schedule 14C was mailed to the Company’s shareholders, and (iii) such other time and date as the parties may agree.
The conditions to the Closing of the Transaction are more particularly described in Articles VIII and IX of Exhibit A which is attached hereto and incorporated herein by this reference. The conditions to the Closing include, but are not limited to:
●
the accuracy of the representations and warranties made by the parties to the Agreement;
●
the performance by the parties to the Agreement of their respective covenants, including the delivery of certain documents and financial information;
●
the absence of litigation or other proceedings relating to or affecting the Transaction;
●
the Company’s receipt of a fairness opinion to the effect that, as of the date of the Agreement, the consideration paid by the Company (i.e., the Concierge Shares to be issued to the Wainwright Sellers) pursuant to the Agreement is fair, from a financial point of view, to Company shareholders (the Fairness Opinion was received on October 5, 2016);

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●
the approval of the Transaction by the shareholders of the Company (which occurred via written consent on September 19, 2016);
●
in the case of Concierge’s obligation to close, the approval of the Transaction by an independent advisory committee, as discussed below (the “Advisory Committee”), and a determination the Advisory Committee that the Transaction is in the best interest of the Company and its shareholders; and
●
in the case of the Wainwright Sellers, the receipt of financial and other information concerning the Transaction that is satisfactory to the Wainwright Sellers.

Representations and Warranties: The Purchase Agreement includes customary representations and warranties. All representations and warranties will survive Closing; provided, however, that the right to be indemnified for any breach of a representation, warranty, covenant, or other obligation shall be limited as set forth in the Purchase Agreement.
Indemnification: Under the Agreement, the Company and the Wainwright Sellers have agreed, if the Transaction closes, but subject to various conditions and limitations, to mutually indemnify each other for losses and claims arising from breaches of representations, warranties or covenants and breaches of obligations under the Agreement, as applicable. Subject to certain exceptions, the rights of the parties to be indemnified under the Agreement expire on the first anniversary of the Closing and there is a general cap, equal to approximately 10% of the purchase price, on the obligation of the Company, on the one hand, and the Wainwright Sellers, on the other hand, to indemnify the other party.
Purpose and Fairness of Transaction; Reports, opinions, appraisals
Fairness Opinion. The Board believes that the Transaction (and resulting acquisition of Wainwright) under the terms of the Agreement is in the best interests of the Company and its shareholders. In reaching the decision to enter into the Agreement and close the Transaction, the Board considered a number of factors. Prior to entering into the Agreement, the Company engaged Cogent Valuation, Inc. (“Cogent”) to provide an opinion as the fairness, from a financial point of view, of the terms of the transaction, including the appropriate exchange ratio of the number of Company shares to be exchanged for each common share of Wainwright in the Transaction of the Transaction (a “Fairness Opinion”). Specifically, Cogent agreed to provide the following services:
1. Perform a fairness analysis and document Cogent’s conclusions of the Transaction’s fairness from a financial point of view of the terms of the acquisition including the appropriate exchange ratio of the number of Concierge common shares to be exchanged for each common share of Wainwright in the Transaction; and
2. Derive the fair market value of Wainwright, and provide a valuation report detailing the description of Cogent’s methodologies, analysis and conclusion.
A “fairness opinion” is a statement from a financial expert that a transaction is “fair from a financial point of view” to certain parties at interest. In theory, such opinions should protect minority shareholders who are diffuse and cannot have a direct voice in transactions. Fairness opinions serve two purposes: 1) to assist and justify the decision making of directors and 2) to inform shareholders in connection with the tendering of shares or to agree to approve the terms of a corporate transaction.

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In undertaking its analysis and arriving at its opinion, Cogent took the following due diligence steps:
●
Review of all documentation with respect to the proposed structure of the Transaction;
●
Review of all documentation relating to the internal decision process regarding the Transaction and its financing;
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Analyze Wainwright including a review of historical and projected performance, a comparative analysis of the public and private pricing environment and an assessment of the current value of Wainwright;
●
Assessment of the impact the Transaction may have on the value of the Company; and
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Conduct the appropriate financial due diligence, including numerous conversations with representatives of the Company and other relevant parties.

Cogent arrived at its conclusions by determining that (1) the Transaction including the purchase of Wainwright is not reducing or diluting the value of the Company’s minority shareholders’ interest, (2) there are no alternatives to the Transaction which would provide a readily identified more favorable risk/return profile or greater net present value to the Company than the proposed structure, and (3) there is no evidence of self-dealing in the decision process.

Cogent was previously retained by Wainwright to perform a valuation of Wainwright in connection with an earlier, separate matter. Cogent’s services for that matter had concluded prior to its being retained in connection with the Transaction.

The Fairness Opinion is attached hereto as Exhibit B and incorporated herein by this reference

Independent Advisory Board. Additionally, the Company has appointed an independent advisory committee of four members (the “Advisory Committee”), consisting of two of the Company’s minority shareholders who are not associated with Wainwright, one independent member who is not a shareholder, and one minority shareholder who is also a director of the Company, to review the Transaction documents and the Fairness Opinion in order to determine whether the terms of the Transaction (including the per-share price at which the Concierge Shares are to be issued and the consideration to be received by the Wainwright Sellers under the Agreement) are in the best interest of Concierge and the Concierge shareholders. The Advisory Committee had no right or ability to bind the Company, but the Agreement provides that, unless waived by the parties, the approval of the Agreement and the foregoing determinations by the Advisory Committee are conditions to Closing. On October 3, 2016, after several days of review and comments, the Advisory Committee accepted the draft Fairness Opinion as submitted by Cogent and determined that the terms of the Transaction are in the best interest of Concierge and the Concierge shareholders. The Fairness Opinion was subsequently finalized and formally presented on October 5, 2016. The members of the Advisory Committee were not paid for their services.

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Tax Consequences

The Company does not believe that you will recognize gain or loss as a result of the Transaction. In addition the Company does not believe that either the Company or Wainwright will recognize gain or loss as a result of the Transaction. It is expected the Transaction will qualify as a tax-free transaction under the Internal Revenue Code of 1986. If it so qualifies, the shareholders of Wainwright will not recognize gain or loss as a result of the Transaction to the extent that they receive shares of the Company in exchange for shares of Wainwright. The Company will have a basis in the shares of Wainwright it receives in the Transaction equal to the basis that the shareholders of Wainwright had in the shares immediately prior to the Transaction (increased by any gain recognized in the Transaction). Neither the Company nor Wainwright will seek a ruling from the Internal Revenue Service with respect to the Transaction. Tax matters are complicated. We urge you to contact your own tax advisor to understand fully how the proposed Transaction will affect you, including how any state, local or foreign tax laws may apply to you.

History of the Transaction

During October of 2014, Nicholas Gerber, the Company’s Chief Executive Officer and Chairman of the Company’s Board of Directors, contacted The Wallen Group, a management consulting firm whose general partner is David Neibert, the Company’s Chief Financial Officer. Mr. Gerber was looking for accounting assistance for his firm. During their discussions, Mr. Gerber expressed his interest in acquiring a controlling interest in a public company. At the time, Mr. Neibert was the Company’s Chief Executive Officer. After several months of negotiations and completion of the necessary regulatory filings, Mr. Gerber and Scott Schoenberger, a member of the Company’s Board of Directors, directly or through related family interests acquired approximately 79% of the Company’s Voting Stock in exchange for $3,000,000. The Company’s Board of Directors was then restructured and the Company’s then existing subsidiaries were sold.

During May 2015 and following the restructuring of the Company, the first acquisition candidate was identified, Gourmet Foods, Ltd., a New Zealand company. The acquisition was completed on August 11, 2015, in an all-cash transaction funded with the proceeds of convertible debentures issued by the Company to Mr. Gerber and Mr. Schoenberger and June 2, 2016, the Company completed its acquisition of Brigadier Security Systems (“Brigadier”) out of Canada. The purchase price for Brigadier was funded through of the issuance of convertible debentures by the Company to by Wainwright, Mr. Gerber, Mr. Schoenberger, and certain of their related family interests. After the Brigadier acquisition and in the furtherance of the Company’s desire to acquire profitable companies, Mr. Neibert and Mr. Gerber discussed the possibility of the Company’s acquiring Wainwright. After several weeks of investigation, it was determined that an acquisition was possible and that such an acquisition would be beneficial to both the Company and Wainwright.

After deciding that an acquisition was feasible, the parties’ respective Board of Directors discussed the purchase price. It was determined that a share exchange was the best approach. At the time, the Company’s stock was thinly traded. As a result, the Company and Wainwright decided that the trading price of the Company’s common stock, standing alone, was not an accurate indicator of the Company’s value and did not reflect the appropriate value of the Company’s business including its recently acquired subsidiaries,. The Company’s Board of Directors agreed that if the value of Wainwright was approximately $85,000,000 as preliminarily determined, then it would be fair to pay up to approximately 88% of the equity in the Company for its acquisition.

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The rationale for the purchase price was as follows: At the time, the Company’s stock was trading at approximately $0.04 per share after reaching a high in February 2016 of nearly $0.13 per share with 143,000,000 shares outstanding, implying a market cap of between $5,700,000 and $18,600,000. Taking the mean value of $12,150,000 for the Company and assuming Wainwright was worth $85,000,000 it was assumed that 88% of the Company’s equity would have to be exchanged in order to acquire the Wainwright stock. With 143,040,970 of the Company’s voting shares outstanding, the Company would have to issue 1,005,882,353 of the Company’s voting shares in order to establish the proper ratio of equity ownership. This further imputed a value of approximately $0.085 per share to the Company’s stock to be issued in the acquisition.

Mr. Gerber proposed the foregoing to Wainwright Board of Directors. The Wainwright Board of Directors decided to move forward by engaging attorneys and other professionals to conduct due diligence and prepare the documents necessary to consummate the proposed acquisition. The Company’s Board of Directors did the same. Thereafter, the attorneys and other professionals for the Company and Wainwright prepared the necessary documents as negotiate by the parties.

Approval by the Company Board

In approving the Agreement and the transactions contemplated thereby, including the issuance of the Concierge Shares, the Board took into consideration, among other factors, the terms of the Agreement, the relationship of the parties, and the conditions to Closing contemplated by the Agreement, including the receipt of the Fairness Opinion and the approval or, and determinations by, the Advisory Board. The Board concluded that the Transaction was fair for all parties and a benefit to the shareholders of the Company.

The Board further believes that the acquisition of Wainwright will provide the Company with a new profitable enterprise and the acquisition is directly in alignment with the Company’s planned strategic initiatives to diversify the Company’s business offerings through mergers or acquisitions of revenue-producing, profitable enterprises.

The foregoing information and factors considered by the Board are not intended to be exhaustive.

BENEFICIAL OWNERSHIP OF COMMON STOCK

              Ownership Pre-Closing of Transaction. The following table sets forth information as of November 2, 2016, with respect to the beneficial ownership (as defined in Rule 13d-3 of the Exchange Act) of the Company’s common stock, pre-closing of the Transaction, by (1) each director of the Company, (2) the named Executive Officers of the Company, (3) each person or group of persons known by the Company to be the beneficial owner of greater than 5% of the Company’s outstanding common stock, and (4) all directors and officers of the Company as a group:

13

Name and Address of Beneficial Owner(1)(2)	Amount of Beneficial Ownership of Shares	Percentage of Common Stock Outstanding (3)
Nicholas Gerber(4)	69,935,327	48.89%
Scott Schoenberger (5)	34,967,674	24.45%
David Neibert (6)	947,560	0.66%
Matt Gonzalez (7)	7,001,720	4.89%
All Beneficial Owners as a Group (8)	112,852,281	78.89%

(1)
Except as otherwise noted, the address of each of these persons is c/o the Company at 29115 Valley Center Road, Suite K-206, Valley Center, CA 92082.
(2)
Unless otherwise noted, all persons named in the table have sole voting and dispositive power with respect to all Common Stock beneficially owned by them.
(3)
The percentage of class is calculated pursuant to Rule 13d-3(d) of the Exchange Act which percentages are calculated on the basis of the amount of outstanding securities, plus securities deemed outstanding pursuant to Rule 13d-3(d)(1). The percentage of common stock outstanding is as November 2, 2016 and based upon 67,953,870 shares of common outstanding and 3,754,355 shares of Series B Preferred Stock, giving effect to the conversion of all Series B Preferred Stock at a ratio of 20:1, for a total issued and outstanding amount of 143,040,970 shares.
(4)
Mr. Gerber is the Chief Executive Officer, President and Secretary of the Company and Chairman of the Board of Directors. Mr. Gerber’s shares are held by the Nicholas and Melinda Gerber Living Trust (the “Gerber Trust”) and Mr. and Mrs. Gerber serve as trustees of the Gerber Trust, which owns a total 69,935,327 shares, consisting of 26,666,667 shares of Common Stock and 2,163,433 shares of Series B Preferred Stock (which, after giving effect to their conversion, would be 43,268,660 shares of Common Stock) representing 48.89% of the outstanding shares of Common Stock (giving effect to the conversion of the Series B Preferred Stock held by the Gerber Trust) which percentage is based on 143,040,970 outstanding shares of Common Stock (giving effect to the conversion of all Series B Preferred Stock). As such, the Gerber Trust and Mr. Gerber share power to vote or to direct the vote of the shares and share power to dispose or to direct the disposition of these shares.
(5)
Mr. Schoenberger is a member of the Board of Directors of the Company. Mr. Schoenberger’s shares are held by the Schoenberger Family Trust (the “Schoenberger Trust”) and Mr. Schoenberger serves as sole trustee of the Schoenberger Trust, and total 34,967,674 shares, consisting of 13,333,334 shares of Common Stock and 1,081,717 shares of Series B Preferred Stock (which, after giving effect to their conversion, would be 21,634,340 shares of Common Stock) representing 24.45% of the outstanding shares of Common Stock (giving effect to the conversion of the Series B Preferred Stock held by the Gerber Trust) which percentage is based on 143,040,970 outstanding shares of Common Stock (giving effect to the conversion of all Series B Preferred Stock). As such, the Schoenberger Trust and Mr. Schoenberger share power to vote or to direct the vote of the shares and share power to dispose or to direct the disposition of these shares.
(6)
Mr. Neibert is the Chief Financial Officer of the Company and a member of the Board of Directors. Mr. Neibert owns 877,322 shares in his own name, and for the purposes hereof, includes 676 shares of common stock held in the name of his minor child included in the calculation.
(7)
Mr. Gonzalez is a member of the Board of Directors of the Company. Mr. Gonzalez and Mr. Hansu Kim are 50% partners and share voting and dispositive power in Gonzalez & Kim, a California general partnership, which holds 350,086 shares of Series B Preferred Stock (which after giving effect to their conversion would total 7,001,720 shares of Common Stock)constituting 4.89% of the outstanding shares of Common Stock which percentage is based on 143,040,970 outstanding shares of Common Stock (giving effect to the conversion of all Series B Preferred Stock).
(8)
Percentage calculated as a group based on 143,040,970 outstanding shares of Common Stock (giving effect to the conversion of all Series B Preferred Stock).

14

Ownership Post-Closing of Transaction. The following table sets forth information as of November 2, 2016, with respect to the beneficial ownership (as defined in Rule 13d-3 of the Exchange Act) of the Company’s common stock, post-closing of the Transaction, by (1) each director of the Company, (2) the named Executive Officers of the Company, (3) each person or group of persons known by the Company to be the beneficial owner of greater than 5% of the Company’s outstanding common stock, and (4) all directors and officers of the Company as a group:

Name and Address of Beneficial Owner(1)(2)	Amount of Benificial Ownership of Shares	Percentage of Common Stock Oustanding(3)
Nicholas Gerber(4)	543,900,077	47.34%
Scott Schoenberger (5)	140,939,285	12.27%
David Neibert (6)	947,560	0.08%
Matt Gonzalez (7)	7,001,720	0.61%
Gerber Family Irrevocable Trust(8)	168,706,288	14.68%
Eliot & Sheila Gerber (9)	106,308,072	9.25%
All Beneficial Owners as a Group (10)	967,803,002	84.24%

(1)
Except as otherwise noted, the address of each of these persons is c/o the Company at 29115 Valley Center Road, Suite K-206, Valley Center, CA 92082.
(2)
Unless otherwise noted, all persons named in the table have sole voting and dispositive power with respect to all Common Stock beneficially owned by them.
(3)
The percentage of class is calculated pursuant to Rule 13d-3(d) of the Exchange Act which percentages are calculated on the basis of the amount of outstanding securities, plus securities deemed outstanding pursuant to Rule 13d-3(d)(1). The percentage of common stock outstanding is as of November 2, 2016 and based upon 886,753,846 shares of common outstanding and 13,108,474 shares of Series B Preferred Stock, giving effect to the conversion of all Series B Preferred Stock at a ratio of 20:1, for a total issued and outstanding amount of 1,148,923,323 shares.
(4)
Mr. Gerber is the Chief Executive Officer, President and Secretary of the Company and Chairman of the Board of Directors. Mr. Gerber’s shares are held by the Nicholas and Melinda Gerber Living Trust (the “Gerber Trust”) and Mr. and Mrs. Gerber serve as trustees of the Gerber Trust, which owns a total 543,900,077 shares, consisting of 313,549,040 shares of Common Stock and 11,517,552 shares of Series B Preferred Stock (which, after giving effect to their conversion, would be 230,351,040 shares of Common Stock) representing 47.34% of the outstanding shares of Common Stock (giving effect to the conversion of the Series B Preferred Stock held by the Gerber Trust) which percentage is based on 1,148,923,323 outstanding shares of Common Stock (giving effect to the conversion of all Series B Preferred Stock). As such, the Gerber Trust and Mr. Gerber share power to vote or to direct the vote of the shares and share power to dispose or to direct the disposition of these shares.
(5)
Mr. Schoenberger is a member of the Board of Directors of the Company. Mr. Schoenberger’s shares are held by the Schoenberger Family Trust (the “Schoenberger Trust”) and Mr. Schoenberger serves as sole trustee of the Schoenberger Trust, and total 140,939,285 shares, consisting of 119,304,945 shares of Common Stock and 1,081,717 shares of Series B Preferred Stock (which, after giving effect to their conversion, would be 21,634,340 shares of Common Stock) representing 12.27% of the outstanding shares of Common Stock (giving effect to the conversion of the Series B Preferred Stock held by the Schoenberger Trust) which percentage is based on 1,148,923,323 outstanding shares of Common Stock (giving effect to the conversion of all Series B Preferred Stock). As such, the Schoenberger Trust and Mr. Schoenberger share power to vote or to direct the vote of the shares and share power to dispose or to direct the disposition of these shares.
(6)
Mr. Neibert is the Chief Financial Officer of the Company and a member of the Board of Directors. Mr. Neibert owns an aggregate 877,322 shares in his own name, and for the purposes hereof, includes 676 shares of common stock held in the name of his minor child included in the calculation. Mr. Neibert’s total beneficial ownership constitutes 0.08% of the outstanding shares of Common Stock which percentage is based on 1,148,923,323 outstanding shares of Common Stock (giving effect to the conversion of all Series B Preferred Stock).

15

(7)
Mr. Gonzalez is a member of the Board of Directors of the Company. Mr. Gonzalez and Mr. Hansu Kim are 50% partners and share voting and dispositive power in Gonzalez & Kim, a California general partnership, which holds 350,086 shares of Series B Preferred Stock (which after giving effect to their conversion would total 7,001,720 shares of Common Stock) constituting 0.61% of the outstanding shares of Common Stock which percentage is based on 1,148,923,323 outstanding shares of Common Stock (giving effect to the conversion of all Series B Preferred Stock).
(8)
The Gerber Family Irrevocable Trust (the “GFITrust”) holds the shares directly for the benefit of minor children; the trust is managed by Commonwealth Trust Company, as Corporate Trustee, and Jeremy Gerber as Trustee. The GFI Trust owns an aggregate 168,706,288 shares of Common Stock constituting 14.68% of the outstanding shares of Common Stock which percentage is based on 1,148,923,323 outstanding shares of Common Stock (giving effect to the conversion of all Series B Preferred Stock).
(9)
The Sheila and Eliot Gerber, as joint tenants, own an aggregate 106,308,072 shares of Common Stock constituting 9.25% of the outstanding shares of Common Stock which percentage is based on 1,148,923,323 outstanding shares of Common Stock (giving effect to the conversion of all Series B Preferred Stock).
(10)
Percentage calculated as a group based on 1,148,923,323 outstanding shares of Common Stock (giving effect to the conversion of all 13,108,474 Series B Preferred Stock outstanding).

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

The Company’s current Chief Executive Officer and Chairman of the Board of Directors, Nicholas Gerber (“Mr. Gerber”), has an indirect interest in the Action. Mr. Gerber is also the Chief Executive Officer, of Wainwright. Mr. Gerber is a beneficiary and trustee of the Nicholas and Melinda Gerber Living Trust which held, pre-Closing of the Transaction, 26,666,667 shares of the Company’s common stock and 2,163,433 shares of the Company’s Series B Preferred Stock, each of which converts into company Common Stock and votes (prior to conversion) at a ratio of 1:20. After Closing of the Transaction, Mr. Gerber will beneficially own 313,549,040 shares of the Company’s common stock and 11,517,552 shares of the Company’s Series B Preferred Stock, each of which converts into Company Common Stock and votes (prior to conversion) at a ratio of 1:20. Pre-Closing of the Transaction, The Nicholas and Melinda Gerber Living Trust held 823 of the Wainwright Shares. Post-Closing of the Transaction, The Nicholas and Melinda Gerber Living Trust will hold no Wainwright Shares. Mr. Gerber has dispositive voting control of the shares held by The Nicholas and Melinda Gerber Living Trust. Thus, Mr. Gerber is an indirect beneficiary to the Action.

The Company’s current director, Scott Schoenberger (“Mr. Schoenberger”), has an indirect interest in the Action. Mr. Schoenberger is a beneficiary of The Schoenberger Family Trust which, pre-Closing of the Transaction, held 13,333,334 shares of Company’s common stock and 1,081,717 shares of the Company’s Series B Preferred Stock, each of which converts and votes at a ratio of 1:20. Post-Closing of the Transaction, Mr. Schoenberger will beneficially own 119,304,945 shares of the Company’s common stock and 1,081,717 shares of the Company’s Series B Preferred Stock, each of which converts into Company Common Stock and votes (prior to conversion) at a ratio of 1:20. Pre-Closing of the Transaction, The Schoenberger Family Trust directly held 184 of the Wainwright Shares. Post-Closing of the Transaction, The Schoenberger Family Trust will own no Wainwright Shares. Mr. Schoenberger has dispositive voting control of the shares held by The Schoenberger Family Trust. Thus, Mr. Schoenberger is both a direct and indirect beneficiary to the Action.

16

Other than the foregoing, no director, executive officer, associate of any director, executive officer or any other person has any substantial interest, direct or indirect, in the Action.

NO DISSENTERS’ RIGHTS

Under the Nevada Revised Statutes, dissenting stockholders, if any, are not entitled to appraisal rights with respect to the Action, and we will not independently provide our stockholders with any such right.

COSTS OF INFORMATION STATEMENT

We will bear the costs of preparing, assembling and mailing the Information Statement in connection with the Action.  Arrangements may be made with banks, brokerage houses and other institutions, nominees and fiduciaries, to forward the Information Statement to beneficial owners. We will, upon request, reimburse those persons and entities for expenses incurred in forwarding this Information Statement to our stockholders.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We are subject to the Exchange Act and are required to file reports, information statements and other information with the SEC regarding our business, financial condition and other matters pursuant to and in accordance with the Exchange Act.  You may read and copy the reports, information statements and other information filed by us at the public reference facilities maintained by the SEC at 100 F Street, NE, Room 1580, Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for additional information about the public reference facilities.  The reports, information statements and other information filed with the SEC are also available to the public over the internet at http://www.sec.gov, the internet website of the SEC. All inquiries regarding our Company should be addressed to our corporate counsel at Horwitz + Armstrong, LLP, Attn: Lawrence Horwitz, Esq., 14 Orchard, Suite 200, Lake Forest, California 92630.

PRO-FORMA AND OTHER FINANCIAL INFORMATION

The following is the pro-forma financial information for the Company and Wainwright as of June 30, 2016. The pro-forma information represents the effect of the proposed Transaction on the Company’s financials as though it took place on July 1, 2015:

UNAUDITED CONDENSED COMBINED PRO FORMA FINANCIAL STATEMENTS
The Company will acquire all of the issued and outstanding shares of Wainwright Holdings, Inc. in exchange for 818,799,976 shares of the Company’s Common Stock and 9,354,119 shares of the Company’s Preferred Stock (convertible into shares of Common Stock at a ratio of 1:20). Due to the commonality of ownership between the two companies the transaction will be accounted for as a pooling of interests.

The following unaudited condensed combined pro forma financial statements for the fiscal year ended June 30, 2016 are based upon the previously filed audited financial statements of the Company as of and for the year ended June 30, 2016 and the historical financial statements of Wainwright Holdings, Inc. as of and for the twelve-month period ended June 30, 2016. The unaudited Pro Forma Condensed Combined Statement of Operations for the year ended June 30, 2016 give effect to these transactions as if they had occurred on July 1, 2015.

17

The historical information contained in the unaudited condensed combined pro forma financial statements has been adjusted where events are directly attributable to the acquisition, or are likely to have a continuing effect on the consolidated financial statements of Concierge Technologies. The unaudited condensed combined pro forma financial statements should only be read in conjunction with the notes to the unaudited condensed combined pro forma financial statements appearing below and with reference to historical financial statements on file for Concierge Technologies, Inc.

The unaudited condensed combined pro forma financial statements are based on estimates and assumptions and are presented for illustrative purposes only and are not necessarily indicative of what the consolidated company’s results of operations actually would have been had the acquisition been completed as of the dates indicated. Additionally, the unaudited pro forma condensed consolidated financial information are not necessarily indicative of the condensed consolidated financial position or results of operations in future periods or the results that actually would have been realized if the acquisition had been completed as of the dates indicated. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

The combined pro forma financial information does not reflect the realization of any expected cost savings or other synergies from the acquisition of Wainwright Holdings, Inc. as a result of restructuring activities and other planned cost savings initiatives following the completion of the business combination.

18

CONCIERGE TECHNOLOGIES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
As of June 30, 2016

	Concierge Technologies	Wainwright Holdings	Pro Forma Adjustments	Notes	Pro Forma Combined
ASSETS
CURRENT ASSETS:
Cash & cash equivalents	$1,060,184	4,393,924			$5,454,107
Short term investments		993			993
Accounts receivable	839,220	2,124,105			2,963,326
Inventory, net	436,541				436,541
Notes receivable		1,150,000	(1,000,000)	a	150,000
Other current assets	24,876	1,318,354			1,343,230
Total current assets	2,360,821	8,987,377	(1,000,000)		10,348,198

Pre paid expenses		1,045,236			1,045,236
Property and equipment, net	1,166,693	668			1,167,361
Goodwill	219,256				219,256
Intangible assets, net	1,018,213	353,850			1,372,063
Long term investments		500,980			500,980
Total assets	$4,764,983	$10,888,110	$(1,000,000)		$14,653,093

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES:
Accounts payable and accrued expenses	$997,644	$1,849,308			$2,846,952
Purchase consideration payable	214,035				214,035
Debentures payable - related parties	1,300,000		(1,000,000)	a	300,000
Notes payable - related parties	308,500				308,500
Notes payable	8,500				8,500
Shareholder advance					-
Total liabilities	2,828,681	1,849,308	(1,000,000)		3,677,988

COMMITMENT & CONTINGENCY

STOCKHOLDERS' EQUITY (DEFICIT)
Preferred stock			-		-
Series B	3,754		9,354	b	13,108
Common stock	67,954	17	818,783	c,d	886,754
Treasury Stock		(5,389,064)			(5,389,064)
Dividends paid		(18,300,000)	18,300,000	d,e	-
Additional paid-in capital	8,325,620	1,561,123	(828,137)	b,c,d	9,058,606
Accumulated other compreshensive income (loss)	(29,503)	(680)			(30,183)
Accumulated earnings (deficit)	(6,431,522)	31,167,406	(18,300,000)	e	6,435,884
Total Stockholders' equity (deficit)	1,936,303	9,038,802	0		10,975,106
Total liabilities and Stockholders' equity (deficit)	$4,764,983	$10,888,110	$(1,000,000)		$14,653,093

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CONCIERGE TECHNOLOGIES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended June 30, 2016

	Concierge Technologies	Wainwright Holdings	Pro Forma Adjustments Notes	Notes	Pro Forma Combined
Net revenue	$4,225,385	$23,551,395			$27,776,780

Cost of revenue	2,746,132				2,746,132

Gross profit	1,479,253	23,551,395	-		25,030,648

Operating expense
General & administrative expense	1,411,047	13,615,684			15,026,732
Impairment of inventory value	48,330				48,330
Total operating expenses	1,459,377	13,615,684	-		15,075,062

Operating Income	19,876	9,935,710			9,955,586

Other income (expense)
Other income (expense)	2,880	(740,443)			(737,563)
Interest income (expense)	(8,686)	1,713			(6,973)
Total other income (expense)	(5,806)	(738,731)	-		(744,537)

Net Income (Loss) before income taxes	14,070	9,196,980	-		9,211,049

Provision of income taxes	(96,022)	(2,647,282)			(2,743,304)

Net Income (Loss)	$(81,952)	$6,549,697	$-		$6,467,745

Other Comprehensive Income (Loss)
Foreign currency translation gain (loss)	(29,503)				(29,503)
Comprehensive Income (Loss)	$(111,455)				$6,438,242

Weighted average shares of common stock *
Basic & Diluted	67,953,870		818,799,976		886,753,846
Diluted	67,953,870		1,080,969,496		1,148,923,366

Net income (loss) per common share - continuing operations
Basic & Diluted	$(0.00)				$0.01
Diluted					$0.01

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Concierge Technologies, Inc. and Subsidiaries
Notes to Unaudited Pro-Forma Condensed
Combined Financial Statements

Note 1 – Description of the Transactions
On September 19, 2016 Concierge Technologies, Inc. (the “Company”) entered into a Stock Purchase Agreement with Wainwright Holdings, Inc. (“Wainwright”) and certain shareholders of Wainwright (the “Wainwright Sellers”) wherein the Wainwright Sellers would sell their shares in Wainwright to the Company in exchange for a combination of the Company’s Preferred Stock and Common Stock. The Agreement provides that, subject to certain conditions, the Company will offer the remaining holders of Wainwright Common stock the opportunity to become a party to the Agreement and sell the shares of Wainwright Common Stock held by them on the terms set forth in the Agreement. Any such Wainwright shareholder who becomes a party to the Agreement shall become a “Wainwright Seller” for purposes of the Agreement and this Definitive Schedule 14C.

If all holders of Wainwright Common Stock become a party to the Agreement and the conditions to closing under the Agreement are satisfied, at the closing of the Transaction (the “Closing”), the Company will issue, in exchange for the Wainwright Common Stock: (i) 818,799,976 shares of Company Common Stock, and (ii) 9,354,119 shares of Company Preferred Stock (which preferred shares are convertible into 187,082,377 shares of Company Common Stock) (the foregoing (i) and (ii) referred to collectively as the “Concierge Shares”).

Note 2 – Basis of Presentation
The unaudited condensed combined pro forma financial statements for the fiscal year ended June 30, 2016 are based upon the previously filed audited financial statements of the Company for the year ended June 30, 2016 and the financial statements of Wainwright for the twelve-month period ended June 30, 2016. The unaudited pro forma condensed combined financial information was prepared under United States Generally Accepted Accounting Principles (“GAAP”).

Subsequent to June 30, 2016, and not included in these unaudited condensed combined pro forma financial statements, the Company borrowed an additional $200,000 from Wainwright Holdings. This amount of intercompany debt will also be eliminated in subsequent consolidated financial statements.

For financial reporting purposes, the transaction constituted a transfer of assets between entities under common control and was accounted for in a manner similar to the pooling of interests method of accounting. Under this method, the carrying amount of net assets recognized in the consolidated balance sheets of each combining entity are carried forward to the consolidated balance sheet of the combined entity and no other assets or liabilities are recognized.

Note 3 – Unaudited Pro Forma Adjustments
The pro forma adjustments are based on our preliminary estimates and assumptions that are subject to change. Pro forma adjustments are necessary to reflect the total purchase price of Wainwright Holdings, Inc.

Adjustments included under the column headings “Pro Forma Adjustments” represent the following:

a.
To eliminate intercompany debt represented by an aggregate of $1,000,000 in notes due Wainwright Holdings by Concierge Technologies
b.
To record the par value of Series B Preferred Stock issued in the transaction: $9,354
c.
To record the par value of Common Stock issued in the transaction: $818,800
d.
To eliminate the capital stock in Wainwright and record as additional paid in capital: $17
e.
To eliminate dividends paid by Wainwright and collapse to retained earnings: $18,300,000

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CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the Action and its effect on the Company. Your consent to the Action is not required and not being solicited in connection with the Action. The Information Statement is intended to provide our shareholders with information required by the rules and regulations of the Exchange Act.

Exhibits	Description

Exhibit A	Stock Purchase Agreement by and Among Concierge Technologies, Inc., Wainwright Holdings, Inc., and each of the Individuals and Entities Executing Signature Pages Attached Thereto

Exhibit B	Cogent Valuation’s Fairness Opinion for Concierge Technologies, Inc.

Exhibit C	Concierge Technologies, Inc.’s, Annual Report on Form 10-K for the Fiscal Year Ended June 30, 2016

Exhibit D	Wainwright Holdings, Inc.’s, Audited Financial Statements for the Fiscal Years Ended December 31, 2014, and December 31, 2015

BY ORDER OF THE COMPANY’S BOARD OF DIRECTORS

By:	/s/ Nicholas Gerber
Nicholas Gerber
Chief Executive Officer and Chairman of the
Board of Directors

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EXHIBIT A

STOCK PURCHASE AGREEMENT

by and among

CONCIERGE TECHNOLOGIES, INC.

WAINWRIGHT HOLDINGS, INC.

and

EACH OF THE INDIVIDUALS AND ENTITIES
EXECUTING SIGNATURE PAGES HERETO

DATED AS OF SEPTEMBER 19, 2016

i

ii

iii

STOCK PURCHASE AGREEMENT
This Stock Purchase Agreement (“Agreement”) is made as of September 19, 2016 by (i) Concierge Technologies, Inc., a Nevada corporation (“Concierge”), Wainwright Holdings, Inc., a Delaware corporation (“Wainwright”), and each of the individuals and entities identified under the heading “Sellers” on the signature pages hereto who, as of the date hereof or subsequent to the date hereof pursuant to Section 2.1(b) below, execute a counterpart signature page to this Agreement (collectively, “Sellers”).

RECITALS

WHEREAS, the individuals and entities identified under the heading “Sellers” on the signature pages hereto (collectively, the “Wainwright Shareholders”) collectively own 1,741 shares of common stock, par value $0.01 per share, of Wainwright (“Wainwright Common Stock”), which shares represent all of the issued and outstanding shares Wainwright Common Stock;

WHEREAS, Wainwright owns all of the issued and outstanding limited liability company membership interests of United States Commodity Funds LLC, a Delaware limited liability company (“USCF”);

WHEREAS, USCF acts as the general partner to the limited partnerships and as sponsor to the statutory trusts set forth on Exhibit A hereto (each, a “Fund”, and collectively, the “Funds”);

WHEREAS, Concierge desires to purchase from the Sellers, and the Sellers desires to sell and assign to Concierge, all of the shares of Wainwright Common Stock held by Sellers (collectively, the “Wainwright Shares”) in exchange for the Concierge Shares (as defined below);

WHEREAS, upon the sale and assignment of the Wainwright Shares to Concierge, Concierge shall operate the Business (as defined below);

WHEREAS, Concierge, Wainwright and Sellers desire to reflect certain other understandings regarding the transition of the Business (as defined below) from Sellers to Concierge;

NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained herein, the parties, intending to be legally bound, hereby agree as follows:

ARTICLE I
  DEFINITIONS

For purposes of this Agreement, the following terms have the meanings specified or referred to in this Section 1:

“Acquired Companies” means, collectively, Wainwright, USCF and USCF Advisers.

1

“Acquired Company Plan” means each material “employee benefit plan,” as defined in Section 3(3) of ERISA, 29 U.S.C. §1002(3) (without regard to whether ERISA applies thereto), and each other material employee benefit or compensation plan or arrangement, including any bonus, deferred compensation, incentive compensation, severance, health and welfare plan, sponsored or maintained solely by one or more of the Acquired Companies.

“Affiliate” means, with respect to a specified Person, any other Person controlling, controlled by, or under common control with the specified Person; provided, however, that in no event shall any Fund be considered an Affiliate of any Seller, any Acquired Company or, following the Closing, Concierge.

“Agreement” has the meaning set forth in the preamble of this Agreement.

“Bankruptcy and Equity Exception” has the meaning set forth in Section 3.3.

“Business” means the business of USCF (in its capacity as the general partner to or sponsor of the Funds) and USCF Advisers, in each case as currently conducted.

“Business Day” means any day other than (a) a Saturday or Sunday or (b) any day on which the New York Stock Exchange is closed for trading.

“Cap” has the meaning set forth in Section 11.5.

“CFTC” means the United States Commodity Futures Trading Commission.

“Closing” has the meaning set forth in Section 2.3.

“Closing Date” means the date and time as of which the Closing actually takes place.

“Cogent” means Cogent Valuation, Inc.

“Concierge” has the meaning set forth in the preamble of this Agreement.

“Concierge Disclosure Letter” means the disclosure letter delivered by Concierge to Wainwright and Sellers concurrently with the execution and delivery of this Agreement.

“Concierge Plan” means each material “employee benefit plan,” as defined in Section 3(3) of ERISA, 29 U.S.C. §1002(3) (without regard to whether ERISA applies thereto), and each other material employee benefit or compensation plan or arrangement, including any bonus, deferred compensation, incentive compensation, severance, health and welfare plan, sponsored or maintained solely by Concierge and/or one or more of its Subsidiaries.

“Concierge Common Stock” means the shares of common stock, par value $0.001 per share, of Concierge.

“Concierge Indemnified Parties” has the meaning set forth in Section 11.2.

“Concierge Material Adverse Effect” means any fact, circumstance, condition, event, occurrence or change that, individually or in the aggregate, has had or is reasonably likely to have a material adverse effect on the financial condition, results of operations, assets or Liabilities of Concierge and its Subsidiaries, taken as a whole, but excluding, for these purposes, any fact, circumstance, event, occurrence or change to the extent resulting from (a) changes in general economic or political conditions; (b) conditions generally affecting the industries in which Concierge and its Subsidiaries operate, (c) any changes in financial or securities markets in general, (d) the imposition of legal, regulatory, Tax or other similar restrictions or requirements, (e) acts of war or significant acts of terrorism; (f) actions taken or not taken at the request of, or with the consent of, Wainwright, or (g) adverse effects arising from the announcement or consummation of the Contemplated Transactions.

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“Concierge Per Share Price” means $0.085 per share.

“Concierge Registered Intellectual Property” means all worldwide patents and patent applications, trademark registrations and copyright registrations, and applications for trademark and copyright registrations, in each case that are owned by Concierge or its Subsidiaries.

“Concierge Shares” has the meaning set forth in section 2.1(a).

“Confidentiality Agreement” means the Mutual Nondisclosure Agreement dated August 25, 2016, and entered into by and between Concierge and Wainwright.

“Consent” means any filing with, notice to, or approval, consent, ratification or waiver from, any Person.

“Contemplated Transactions” means the sale of the Wainwright Shares by Sellers to Concierge; Concierge’s acquisition and ownership of the Wainwright Shares; Concierge’s issuance of the Concierge Common Stock to Sellers; and the performance by Concierge, Wainwright and Sellers of their respective covenants and obligations under this Agreement.

“Contract” means any written agreement, contract, obligation, promise, or undertaking that is legally binding.

“Current Employee” has the meaning set forth in Section 4.7(b).

“Damages” has the meaning set forth in Section 11.2(a).

“Data” means all the available data in digital format that is used in the operations and business of the Acquired Companies as currently conducted.

“Deductible” has the meaning set forth in Section 11.5.

“Definitive Information Statement” has the meaning set forth in Section 7.4(b).

“ERISA” means the Employee Retirement Income Security Act of 1974 or any successor law, and regulations and rules issued pursuant to that Act or any successor law.

“Family” means, with respect to an individual, the individual and the individual’s (i) parents, (ii) spouse, (iii) children, and (iv) siblings.

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“FINRA” means the Financial Industry Regulatory Authority, Inc. (including its predecessor organizations).

“Fund” has the meaning set forth in the Recitals to this Agreement.

“Fund Material Adverse Effect” means any fact, circumstance, condition, event, occurrence or change that, individually or in the aggregate, has had or is reasonably likely to have a material adverse effect on the financial condition, results of operations, business, assets or liabilities of the Funds collectively, but excluding, for these purposes, any fact, circumstance, event, occurrence or change to the extent resulting from (a) changes in general economic or political conditions; (b) conditions generally affecting the industries in which the Funds invest, (c) any changes in financial or securities markets in general, (d) a decline in the aggregate net asset value of the Funds so long as the Funds have been managed in all material respects in the ordinary course of business and operated in all material respects in accordance with their stated investment objectives, policies and restrictions; (e) the imposition of legal, regulatory, Tax or other similar restrictions or requirements, including position limits or similar restrictions on the Funds by a Governmental Body, (f) acts of war or significant acts of terrorism; or (g) actions taken or not taken at the request of, or with the consent of, Concierge, or (h) adverse effects arising from the announcement or consummation of the Contemplated Transactions.

“Fund Material Contracts” means all currently effective agreements necessary for the operation of the Funds substantially in the manner in which the Funds are currently operated.

“Funds” has the meaning set forth in the Recitals to this Agreement.

“GAAP” means United States generally accepted accounting principles.

“Governmental Authorization” means any approval, consent, license, permit, waiver, or other authorization issued, granted, given, or otherwise made available by or under the authority of any Governmental Body or pursuant to any Legal Requirement.

“Governmental Body” means any:

(a) nation, state, county, city, town, village, district, or other jurisdiction of any nature;
(b) federal, state, local, municipal, foreign, or other government;
(c) governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal);
(d) multi-national organization or body;
(e) exchange or clearing house; or
(f) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or Taxing Authority or power of any nature.

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“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976 or any successor law, and regulations and rules issued pursuant to that Act or any successor law.

“Indemnification Percentage” means, with respect to a Seller, the percentage set forth in Exhibit B opposite such Seller’s name under the column “Indemnification Percentage,” which percentage share shall be used for purposes of determining such Seller’s obligation to pay indenifiation amounts under Section 11.2(b).

“Intellectual Property” means the following: (a) copyrights, registrations, works of authorship, expressions, designs and design registrations, and applications for registration thereof, (b) trademarks, service marks, trade names, slogans, domain names, web addresses, web pages, websites and related content, logos, trade dress, and registrations and applications for registrations thereof, (c) patents and patent applications, (d) Software, and (e) trade secrets and confidential and proprietary information, including Data, ideas, designs, discoveries, concepts, compilations of information, methods, techniques, procedures, processes and other know-how, whether or not patentable.

“IRC” means the Internal Revenue Code of 1986 or any successor law, and regulations issued by the IRS pursuant to the Internal Revenue Code or any successor law.

“IRS” means the United States Internal Revenue Service or any successor agency, and, to the extent relevant, the United States Department of the Treasury.

“Knowledge” means, with respect to any entity, as to a particular fact or other matter, the actual knowledge of any member of the senior management of such entity.

“Legal Requirement” means any federal, state, local, municipal, foreign, international, multinational, self-regulatory organization, exchange, clearing house or other administrative law, statute, regulation, constitution, ordinance, principle of common law, or treaty.

“Liabilities” means, with respect to a Person, any and all debts, liabilities or obligations of such Person of any kind, character or description, whether known or unknown, absolute or contingent, accrued or unaccrued, disputed or undisputed, liquidated or unliquidated, secured or unsecured, joint or several, due or to become due, vested or unvested, executory, determined, determinable or otherwise, and whether or not the same is required to be accrued on the financial statements of such Person.

“Lien” means any lien, charge, option, pledge, or security interest, in each case excluding Permitted Liens.

“Material Contracts” has the meaning set forth in Section 4.12(a).

“NFA” means the National Futures Association.

“Order” means any award, decision, injunction, judgment, order, ruling, or verdict entered, issued, made, or rendered by any Governmental Body.

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“Ordinary Course of Business” means, with respect to a Person, an action taken by such Person in the ordinary course of the normal day-to-day operations of such Person, consistent with past practice.

“Organizational Documents” means (a) the articles or certificate of incorporation and the bylaws of a corporation; (b) the partnership agreement and any statement of partnership of a general partnership; (c) the limited partnership agreement and the certificate of limited partnership of a limited partnership; (d) the certificate of formation and limited liability company operating agreement of a limited liability company, (e) any other charter, trust documents, or similar document adopted or filed in connection with the creation, formation, or organization of a Person; (f) any stockholders agreement or similar arrangement among security holders; and (g) any amendment to any of the foregoing.

“Permitted Liens” means Liens (a) for Taxes or other governmental charges not yet due and payable; (b) carriers, warehousemen, mechanics, laborers or other similar Liens created by statute and incurred in the Ordinary Course of Business for sums not yet due; (c) Liens involving restrictions on transfer arising under the Organizational Documents of the issuer or securities or under federal or state securities laws, or (d) community property or other interests arising under applicable Legal Requirements.

“Person” means any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, or other entity or Governmental Body.

“Preliminary Consent Statement” has the meaning set forth in Section 7.4(b).

“Pro Rata Share” means, with respect to a Seller, the percentage set forth in Exhibit B opposite such Seller’s name under the column “Pro Rata Share,” which percentage share shall be used for purposes of determining such Seller’s right to receive any indemnification amount.

“Proceeding” means any action, arbitration, audit, hearing, investigation, litigation, or suit (whether civil, criminal, administrative, investigative, or informal) commenced, brought, conducted, or heard by or before any Governmental Body or arbitrator.

“Purchase Price” has the meaning set forth in Section 2.2(a).

“Regulatory Documents” means (i) any monthly or annual reports and any disclosure document required to be filed by or on behalf of any Fund under applicable CFTC, FINRA, NFA, or other Governmental Bodies’ rules and regulations, and (ii) any periodic reports and any registration statements required to be filed by or on behalf of any Fund with the SEC in accordance with applicable federal securities laws.

“Related Person” means (a) with respect to a particular individual, (i) each other member of such individual’s Family; (ii) any Person (excluding any natural Person) that is directly or indirectly controlled by such individual or one or more members of such individual’s Family; (iii) any Person (excluding any natural Person) with respect to which such individual or one or more members of such individual’s Family serves as a director, officer, partner, executor, or trustee (or in a similar capacity), and (b) with respect to a specified Person other than an individual, (i) any Affiliate of such specified Person; (ii) each Person that serves as a director, officer, partner, executor, or trustee of such specified Person (or in a similar capacity); and (iii) any Person with respect to which such specified Person serves as a general partner or a trustee (or in a similar capacity).

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“Representative” means with respect to a particular Person, any director, officer, employee, agent, consultant, advisor, or other representative of such Person, including legal counsel, accountants, and financial advisors.

“SEC” means the United States Securities and Exchange Commission.

“SEC Reports” has the meaning set forth in Section 5.4(a).

“Securities Act” means the Securities Act of 1933 or any successor law, and regulations and rules issued pursuant to that Act or any successor law.

“Seller Indemnified Parties” has the meaning set forth in Section 11.3.

“Sellers” has the meaning set forth in the preamble of this Agreement.

“Series A Preferred Stock” has the meaning set forth in Section 5.3.

“Series B Preferred Stock” has the meaning set forth in Section 5.3.

“Shareholder Approval” has the meaning set forth in Section 7.4(b).

“Software” means any instruction or set of instructions that is used (e.g., read, compiled, processed or manipulated) by, in or on any equipment, including application programming interfaces, source code and object code versions of applications programs, operating system software, software tools, computer software languages and utilities software; in each case, in whatever form or media, including the tangible media upon which they are recorded or printed, together with all corrections, improvements, enhancements, modifications, updates and releases thereof prior to the Closing.

“Subsidiary” means with respect to any Person (the “Owner”), any corporation or other Person of which securities or other interests having the power to elect a majority of that corporation’s or other Person’s board of directors or similar governing body, or otherwise having the power to direct the business and policies of that corporation or other Person (other than securities or other interests having such power only upon the happening of a contingency that has not occurred) are held by the Owner or one or more of its Subsidiaries; when used without reference to a particular Person, “Subsidiary” means a Subsidiary of Wainwright.

“Tax” or “Taxes” means all federal, state, local or foreign net or gross income, gross receipts, sales, use, ad valorem, value added, franchise, withholding, payroll, employment, excise, property, alternative minimum, environmental or other taxes, assessments, duties, fees, levies or other governmental charges of any nature whatsoever, whether disputed or not, together with any interest, penalties, additions to tax or additional amounts with respect thereto.

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“Tax Return” means any return, declaration or report relating to Taxes due, any information return with respect to Taxes, or other similar report, statement, declaration or document required to be filed under any law, regulation or similar in respect of Taxes, any amendment to any of the foregoing, any claim for refund of Taxes paid, and any attachments, amendments or supplements to any of the foregoing.

“Taxing Authority” means any governmental agency, board, bureau, body, department or authority of any United States federal, state or local jurisdiction or any foreign jurisdiction, having or purporting to exercise jurisdiction with respect to any Tax.

“Third Party Claim” has the meaning set forth in Section 11.10(a).

“Third Party Claim Notice” has the meaning set forth in Section 11.10(a).

“USCF” has the meaning set forth in the Recitals of this Agreement.

“USCF Advisers” means USCF Advisers, LLC.

 “Wainwright” has the meaning set forth in the Recitals of this Agreement.

“Wainwright Balance Sheet” has the meaning set forth in Section 4.4(a).

“Wainwright Common Stock” has the meaning set forth in the Recitals to this Agreement.

“Wainwright Disclosure Letter” means the disclosure letter delivered by Wainwright to Concierge concurrently with the execution and delivery of this Agreement.

“Wainwright Material Adverse Effect” means any fact, circumstance, condition, event, occurrence or change that, individually or in the aggregate, has had or is reasonably likely to have a material adverse effect on the financial condition, results of operations, assets or Liabilities of the Acquired Companies, taken as a whole, but excluding, for these purposes, any fact, circumstance, event, occurrence or change to the extent resulting from (a) changes in general economic or political conditions; (b) conditions generally affecting the industries in which the Acquired Companies operate, (c) any changes in financial or securities markets in general, (d) a decline in the aggregate net asset value of the Funds, so long as the Funds have been managed in all material respects in the ordinary course of business and operated in all material respects in accordance with their stated investment objectives, policies and restrictions; (e) the imposition of legal, regulatory, Tax or other similar restrictions or requirements, including position limits or similar restrictions on the Funds by a Governmental Body, (f) acts of war or significant acts of terrorism; (g) actions taken or not taken at the request of, or with the consent of, the Concierge, or (h) adverse effects arising from the announcement or consummation of the Contemplated Transactions.

“Wainwright Registered Intellectual Property” means all worldwide patents and patent applications, trademark registrations and copyright registrations, and applications for trademark and copyright registrations, in each case that are owned by the Acquired Companies.

“Wainwright Shares” has the meaning set forth in the Recitals of this Agreement.

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ARTICLE II
 PURCHASE AND SALE OF WAINWRIGHT SHARES; CLOSING

2.1  Purchase and Sale; Additional Sellers.

(a) Subject to the terms and conditions of this Agreement, at the Closing, Sellers will sell, assign, transfer, convey, and deliver the Wainwright Shares to Concierge, and Concierge will purchase all of each respective Sellers’ right, title, and interest in the Wainwright Shares, free and clear of any Liens, in exchange for the Purchase Price described in Section 2.2.

(b) The parties hereto acknowledge and agree that, as of the date hereof, not all Wainwright Shareholders have become a party to this Agreement and therefore do not, as of the date hereof, constitute “Sellers” under this Agreement (such Wainwright Shareholders, the “Remaining Wainwright Shareholders”). From and after the date hereof, Concierge and Wainwright agree to use their respective commercially reasonable efforts to discuss the terms of this Agreement with such Remaining Wainwright Shareholders, to provide such Remaining Wainwright Shareholders with such information regarding Concierge, the Concierge Shares, Wainwright, this Agreement and the Contemplated Transactions as may be reasonably necessary to permit such Remaining Wainwright Shareholders to make an informed investment decision regarding whether to become a party to this Agreement, and shall afford such Additional Wainwright Shareholders the opportunity to become a party to this Agreement and to sell the shares of Wainwright Common Stock held by such Remaining Wainwright Shareholders by executing a joinder to this Agreement. In the event a Remaining Wainwright Shareholder determines, in its sole discretion, to become a party to this Agreement by executing a joinder to this Agreement, the effectiveness of such joinder shall be conditioned upon such Remaining Wainwright Shareholder completing an investor questionnaire provided by Concierge and the receipt by such Remaining Wainwright Shareholder of such financial and other information concerning Concierge, the Concierge Shares, Wainwright and this Agreement and the Contemplated Transactions as may be required to permit the issuance of Concierge Shares to occur without registration under the Securities Act pursuant to an exemption therefrom. Subject to the satisfaction of the foregoing, upon the execution of a joinder to this Agreement by such Remaining Wainwright Shareholder, (i) such Remaining Wainwright Shareholder shall no longer be considered as such, and instead shall thereafter constitute a “Seller” under this Agreement as if such Remaining Wainwright Shareholder had been an original party to this Agreement as of the date hereof, and (ii) the shares of Wainwright Common Stock held by such Remaining Wainwright Shareholder shall constitute “Wainwright Shares” for all purposes under this Agreement.

2.2  Purchase Price. The aggregate purchase price for the Wainwright Shares, assuming that all Wainwright Shareholders become Sellers (the “Purchase Price”), will be (a) 818,799,976 shares of Concierge Common Stock, and (b) 9,354,118.85 shares of Series B Preferred Stock (the foregoing (a) and (b) referred to collectively as the “Concierge Shares”); provided, however, that no Seller shall be entitled to receive a fraction of a Concierge Share.

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2.3  Closing. The closing of the purchase and sale provided for in this Agreement (the “Closing”) will take place at Horwitz + Armstrong, a Professional Law Corporation, 14 Orchard, Suite 200, Lake Forest, CA 92630 at 10:00 a.m. Pacific Standard Time (or such other place as the parties may agree) on the later of (i) the date that is two Business Days following the termination of the date on which the last of the conditions to Closing set forth in Articles VIII and IX have been satisfied or, to the extent permitted by applicable Legal Requirements, waived by the relevant party, (ii) the 21st calendar following the date on which the Definitive Schedule 14C was mailed to the Concierge Shareholders, and (iii) such other time and date as the parties may agree. Subject to the provisions of Article X, failure to consummate the purchase and sale provided for in this Agreement on the date and time and at the place determined pursuant to this Section 2.3 will not result in the termination of this Agreement and will not relieve any party of any obligation under this Agreement.

2.4  Closing Obligations. At the Closing:

(a) Sellers will deliver to Concierge:
(i)
Certificates representing the Wainwright Shares, free and clear of all Liens, duly endorsed (or accompanied by duly executed stock powers or other instruments of transfer duly executed in blank) with all required stock transfer tax stamps affixed thereto for transfer to Concierge;
(ii)
A certificate, executed by each Seller, certifying that, with respect to such Seller, the conditions in Section 8.1(a) have been satisfied;
(iii)
Such other documents or instruments as Concierge reasonably requests and are reasonably necessary to consummate the transactions contemplated by this Agreement.

(b) Wainwright will deliver to Concierge:
(i)
A certificate, executed by Wainwright, certifying that the conditions set forth in Sections 8.1(b), 8.2(a) and 8.4 have been satisfied.
(ii)
A certificate executed by Wainwright’s corporate Secretary (or equivalent officer) certifying that attached thereto are true and complete copies of all resolutions adopted by the Wainwright board of directors authorizing the execution, delivery and performance of this Agreement and the consummation of Contemplated Transactions, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the Contemplated Transactions.
(iii)
A certificate of good standing (or its equivalent) for Wainwright and each of the other Acquired Companies from the Secretary of State or similar Governmental Body of the jurisdiction within which Wainwright and the other Acquired Companies are organized.
(iv)
Such other documents or instruments as Concierge reasonably requests and are reasonably necessary to consummate the Contemplated Transactions.

(c) Concierge will deliver to Wainwright:

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(i)
A certificate executed by Concierge certifying that each of the conditions set forth in Sections 9.1, 9.2(a), 9.3 and 9.4 have been satisfied.
(ii)
A certificate of the Concierge corporate Secretary (or equivalent officer) certifying that attached thereto are true and complete copies of all resolutions adopted by the Concierge board of directors authorizing the execution, delivery and performance of this Agreement and the consummation of the Contemplated Transactions, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the Contemplated Transactions.
(iii)
A certificate of good standing (or its equivalent) for Concierge from the Secretary of State of the State of Nevada.
(iv)
Such other documents or instruments as Wainwright reasonably requests and are reasonably necessary to consummate the Contemplated Transactions.

(d) Concierge will deliver to Sellers:
(i)
The number of Concierge Shares set forth in Exhibit B opposite the relevant Seller’s name under the column “Concierge Shares.”
(ii)
A certificate executed by Concierge certifying that each of the conditions set forth in Sections 9.1, 9.2(a), 9.3 and 9.4 have been satisfied.
(iii)
Such other documents or instruments as Sellers reasonably request and are reasonably necessary to consummate the Contemplated Transactions.
ARTICLE III
 REPRESENTATIONS AND WARRANTIES OF SELLERS

Each Seller, severally and not jointly, hereby represents and warrants to Concierge as follows:

3.1  Organization; Good Standing. If such Seller is a Person other than a natural person, such Seller has been duly formed and is validly existing and in good standing under the laws of the jurisdiction of its formation.

3.2  Ownership. Seller has good title to, is the record holder of, and beneficially owns the Wainwright Shares set forth opposite such Seller’s name in Exhibit B, free and clear of all Liens. Except as contemplated by this Agreement: (i) Seller is not a party or subject to any agreement or understanding relating to the acquisition, disposition or voting or giving of written consents with respect to any Wainwright Shares; and (ii) Seller has no obligation (contingent or otherwise) to purchase or otherwise acquire any Wainwright Shares or any other interest in the Acquired Companies.

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3.3  Authorization. Seller has full capacity (in the case of an individual) or all requisite power and authority (in the case of an entity) to execute and deliver this Agreement and to transfer and sell the Wainwright Shares owned by such Seller as contemplated by this Agreement, and to carry out the provisions of this Agreement. All action on the part of Seller necessary for the authorization, execution and delivery of this Agreement by Seller, and the performance of all obligations of Seller hereunder has been taken. This Agreement has been duly and validly executed and delivered by Seller and, assuming this Agreement has been duly authorized, executed and delivered by the other parties hereto, constitutes a valid and legally binding obligation of Seller, enforceable against Seller in accordance with its terms (except as may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or similar Legal Requirements of general applicability relating to or affecting the rights of creditors generally and subject to general principles of equity (the “Bankruptcy and Equity Exception”)). If Seller is a natural person and is subject to community property laws, including a Seller who is a natural person resident in the State of California, such Seller has provided Concierge with a duly executed consent of such Seller’s spouse with respect to the transactions contemplated by this Agreement in the form attached hereto as Exhibit C hereto.

3.4  Valid Transfer. Upon transfer to Concierge of the Wainwright Shares held by Seller in accordance with the terms of this Agreement for the consideration expressed herein, Seller will have transferred to Concierge good title to the Wainwright Shares owned by such Seller free and clear of all Liens.

3.5  Investor Questionnaire; Investment Intent. Seller has previously completed and delivered to Concierge the investor questionnaire provided to Seller by Concierge. Seller is acquiring the relevant Concierge Shares for his, her, or its own account and not with a view to their distribution within the meaning of Section 2(11) of the Securities Act. Seller acknowledges that the Concierge Shares are restricted securities within the meaning of Rule 144 under the Securities Act and may not be transferred except in compliance with the Securities Act and any other applicable securities or “blue sky” laws.

3.6  Compliance with Other Instruments. The execution, delivery and performance by Seller of this Agreement will not give rise to a right of any party to enjoin the transactions contemplated hereunder pursuant to the terms of any mortgage, indenture, contract, lease, agreement, instrument, judgment, decree, order or writ to which Seller is a party, by which Seller is bound or to which Seller or its assets are subject.

3.7  Legal Proceedings. There are no actions pending or, to Seller’s knowledge, threatened against or by Seller or any Affiliate of Seller, that challenges or seeks to prevent, enjoin, or otherwise delay the transactions contemplated by this Agreement.

3.8  Disclaimer of Warranties. EXCEPT FOR THOSE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN THIS ARTICLE III,

(a) SELLER DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES, WHETHER EXPRESS OR IMPLIED, AND NO SUCH REPRESENTATION OR WARRANTY SHALL BE IMPLIED BY OR CONSTRUED FROM ANY OF THE DUE DILIGENCE MATERIALS OR ANY OTHER INFORMATION, WHETHER ORAL OR WRITTEN, PROVIDED BY OR ON BEHALF OF SELLER, WAINWRIGHT OR ITS AFFILIATES.

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(b) NO REPRESENTATION OR WARRANTY IS MADE BY SELLER AS TO THE CONDITION, MERCHANTABILITY OR FITNESS FOR ANY PURPOSE OF ANY PROPERTIES OR ASSETS OF THE ACQUIRED COMPANIES, ALL OF WHICH ARE FOR THE PURPOSES OF THIS AGREEMENT CONSIDERED TO BE IN “AS-IS, WHERE-IS” CONDITION.

ARTICLE IV
 REPRESENTATIONS AND WARRANTIES OF WAINWRIGHT

Wainwright hereby represents and warrants to Concierge as follows:

4.1  Organization and Good Standing.

(a) Each of the Acquired Companies is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization, with full corporate or limited liability company, as applicable, power and full corporate or limited liability company, as applicable, authority to conduct its business as it is now being conducted, to own or use the properties and assets that it purports to own or use, and to perform all its obligations under Contracts to which it is a party. Each of the Acquired Companies is duly qualified to do business as a foreign corporation or a foreign limited liability company and is in good standing under the laws of each state or other jurisdiction in which either the ownership or use of the properties owned or used by it, or the nature of the activities conducted by it, requires such qualification except where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a Wainwright Material Adverse Effect.

(b) Wainwright has delivered to Concierge copies of the Organizational Documents of each of the Acquired Companies, as currently in effect.

4.2  Authority; No Conflict.

(a) Wainwright has the absolute and unrestricted right, power, and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement, and the consummation of the Contemplated Transactions, have been duly authorized by all requisite corporate action on the part of Wainwright, and, assuming that this Agreement has been duly authorized, executed and delivered by the other parties hereto, constitutes the legal, valid, and binding obligation of Wainwright, enforceable against it in accordance with its terms, except as may be limited by the Bankruptcy and Equity Exception.

(b) Except as set forth in Part 4.2 of the Wainwright Disclosure Letter, and assuming the Consents referred to in Section 4.2(c) below are made or obtained, as applicable, neither the execution and delivery of this Agreement by Wainwright nor the consummation or performance of any of the Contemplated Transactions will, directly or indirectly (with or without notice or lapse of time or both):

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(i)
contravene, conflict with, or result in a violation of any provision of the Organizational Documents of the Acquired Companies;
(ii)
contravene, conflict with, or result in a violation of, or give any Governmental Body or other Person the right to challenge any of the Contemplated Transactions or to exercise any remedy or obtain any relief under, any Legal Requirement or any Order to which any of the Acquired Companies, or any of the assets owned or used by any of the Acquired Companies, may be subject; or
(iii)
contravene, conflict with, or result in a violation or breach of any provision of, or give any Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, any Material Contract.

(c) Except as set forth in Part 4.2 of the Wainwright Disclosure Letter, none of the Acquired Companies is or will be required to give any notice to or obtain any Consent from any Governmental Body, or any Person under a Material Contract or a Fund Material Contract, in connection with the execution and delivery of this Agreement or the consummation or performance of any of the Contemplated Transactions.

4.3  Capitalization. The authorized equity securities of Wainwright consist of 3,000 shares of Common Stock. As of the date hereof, 1,741 shares are issued and outstanding and constitute the Wainwright Shares. Wainwright owns, directly or indirectly, all of the ownership interests of all its Subsidiaries, free and clear of all Liens. All of the outstanding equity securities of each of the Acquired Companies have been duly authorized and validly issued and are fully paid and nonassessable. There are no outstanding or authorized options, warrants, convertible securities or other rights, arrangements or commitments, or Contracts of any kind to which any of the Acquired Companies is a party relating to the issuance, sale, or transfer of any equity securities or other securities by any of the Acquired Companies. Except as set forth in Part 4.3 of the Wainwright Disclosure Letter, none of the Acquired Companies (other than Wainwright, as it relates to the other Acquired Companies, and USCF, as it relates to its general partnership interest in the Funds) owns, or has any Contract to acquire, any equity securities or other securities of any Person or any direct or indirect equity or ownership interest in any other business.

4.4  Financial Statements. Wainwright has delivered to Concierge: (i) an audited consolidated balance sheet of Wainwright as at December 31, in each of the years 2014 and 2015, and the related audited consolidated statements of income, changes in stockholders’ equity, and cash flow for each of the fiscal years then ended, and (ii) an unaudited consolidated balance sheet of Wainwright as at June 30, 2016 (including the notes thereto, the “Wainwright Balance Sheet”), and the related consolidated statements of income, changes in stockholders’ equity, and cash flow for the six-month period then ended, together with the report of Burr Pilger Mayer, Inc. Such financial statements and notes fairly present the financial condition and the results of operations, changes in stockholders’ equity, and cash flow of Wainwright as at the respective dates of and for the periods referred to in such financial statements subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. Wainwright has no material liabilities or obligations, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of the Wainwright Balance Sheet; (ii) obligations under contracts and commitments incurred in the ordinary course of business subsequent to the date of the Wainwright Balance Sheet; and (iii) liabilities and obligations of a type or nature not required under GAAP to be reflected in the Wainwright Balance Sheet, which, in all such cases, individually and in the aggregate would not be material.

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4.5  Title to Properties; Liens. None of the Acquired Companies own any real property.  Part 4.5 of the Wainwright Disclosure Letter contains a complete and accurate list of all leaseholds or other interests in real property owned by any Acquired Company. The Acquired Companies own all the properties and assets (whether real, personal, or mixed and whether tangible or intangible) reflected as owned by them in the books and records of the Acquired Companies, including all of the properties and assets reflected in the Wainwright financial statements (except for assets held under capitalized leases disclosed or not required to be disclosed in Part 4.5 of the Wainwright Disclosure Letter and personal property sold since the date of the Wainwright Balance Sheet in the Ordinary Course of Business). All material properties and assets reflected in the Wainwright financial statements are free and clear of all Liens.

4.6  Taxes.

(a) Except as set forth in Part 4.6(a) of the Wainwright Disclosure Letter, (i) the Acquired Companies have filed or caused to be filed on a timely basis all Tax Returns that are or were required to be filed by or with respect to any of them since January 1, 2010, either separately or as a member of a group of corporations, pursuant to applicable Legal Requirements; (ii) all such Tax Returns were correct and complete in all material respects; (iii) Wainwright has delivered or made available to Concierge copies of all such Tax Returns relating to income Taxes filed since January 1, 2010; and (iv) the Acquired Companies have paid, or made provisions for the payment of, all Taxes that have or may have become due pursuant to those Tax Returns, or pursuant to any assessment received by Wainwright or any Acquired Company, except such Taxes, if any, as are being contested in good faith and as to which adequate reserves (determined in accordance with GAAP) have been provided in the Wainwright financial statements.

(b) Part 4.6(b) of the Wainwright Disclosure Letter contains (i) a complete and accurate list of all Tax Returns filed since January 1, 2010, and (ii) all Taxes contested in good faith.

(c) Except as set forth in Part 4.6(c) of the Wainwright Disclosure Letter, the United States federal and state income Tax Returns of each of the Acquired Companies have been audited by the IRS or relevant state tax authorities or are closed by the applicable statute of limitations. Except as described in Part 4.6(c) of the Wainwright Disclosure Letter, none of Wainwright nor any of the Acquired Companies has given or been requested to give waivers or extensions (or is or would be subject to a waiver or extension given by any other Person) of any statute of limitations relating to the payment of Taxes of any of the Acquired Companies or for which any of the Acquired Companies may be liable.

(d) The charges, accruals, and reserves with respect to Taxes on the respective books of each of the Acquired Companies are adequate (determined in accordance with GAAP) and are at least equal to each Acquired Companies liability for Taxes with respect to periods ending on or prior to the date hereof. There exists no proposed Tax assessment against any of the Acquired Companies except as disclosed in the Wainwright financial statements or in Part 4.6 of the Wainwright Disclosure Letter. All Taxes that any of the Acquired Companies is or was required by Legal Requirements to withhold or collect have been duly withheld or collected and, to the extent required, have been paid to the proper Governmental Body or other Person.

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(e) There is no Tax sharing or similar agreement that will require any payment by any of the Acquired Companies to any other Person after the date of this Agreement.

4.7  Employee Benefits.

(a) Part 4.7(a) of the Wainwright Disclosure Letter includes a list, as of the date hereof, of all Acquired Company Plans and other Affiliate plans that cover employees of the Acquired Companies. With respect to each Acquired Company Plan, Wainwright has made available to Concierge:
(i)
the current plan document and any amendments thereto;
(ii)
the most recent summary plan description and any subsequent summaries of material modifications, if required under ERISA or other Legal Requirement;
(iii)
any trust agreement or annuity contract establishing the funding vehicle for the Acquired Company Plan; and
(iv)
the most recent annual report on Form 5500 filed for each Acquired Company Plan.

(b) Wainwright has made available to Concierge a list, as of a date no more than 30 days before the date hereof, of all employees of the Acquired Companies including those employees who are on medical, disability or other approved leave (the “Current Employees”) together with the following information for each: employer; name; and job title.

(c) Except as would not reasonably be expected to have, individually or in the aggregate, a Wainwright Material Adverse Effect:
(i)
Each Acquired Company Plan complies, in form and operation, with its terms and all Legal Requirements, including ERISA and the IRC, in all material respects.
(ii)
Each Acquired Company Plan that is intended to be “qualified” under Section 401(a) of the IRC has received a favorable determination letter from the Internal Revenue Service.
(iii)
There are no actions, suits, proceedings, hearings or, to Wainwright’s Knowledge, investigations or threatened claims against or with respect to any Acquired Company Plan (other than claims for benefits in the ordinary course of plan operations).

(d) Neither the Acquired Companies or any Affiliate of the Acquired Companies has in the last three years contributed or been obligated to contribute to any “Employee Pension Plan” as defined in Section 3(2) of ERISA, that is subject to Title IV of ERISA or Section 412 of the Code.

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(e) None of the Acquired Company Plans provide for post-employment life or health insurance, benefits or coverage for any participant or any beneficiary of a participant, except as may be required under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”) and at the expense of the participant or the participant’s beneficiary.

(f) With respect to each Acquired Company Plan, any contributions required of each of the Acquired Companies have been timely and properly made.

(g) The Acquired Companies are in compliance in all material respects with all applicable laws and regulations related to employment nondiscrimination, wages, collective bargaining, civil rights, and the collection and payment of withholding and/or social security taxes.

4.8  Compliance With Legal Requirements; Governmental Authorizations.

(a) Except as set forth in Part 4.8 of the Wainwright Disclosure Letter or as would not, individually or in the aggregate, have a Wainwright Material Adverse Effect:
(i)
Each of the Acquired Companies is, and at all times since January 1, 2012 has been, in compliance in all material respects with each Legal Requirement that is or was applicable to it or to the conduct or operation of its business or the ownership or use of any of its assets;
(ii)
None of the Acquired Companies has received, at any time since January 1, 2012, any notice or other communication (whether oral or written) from any Governmental Body or any other Person regarding (A) any actual, alleged, possible, or potential material violation of, or material failure to comply with, any Legal Requirement, or (B) any actual, alleged, possible, or potential obligation on the part of any of the Acquired Companies to undertake, or to bear all or any portion of the cost of, any material remedial action of any nature.

(b) Part 4.8 of the Wainwright Disclosure Letter contains a complete and accurate list of each Governmental Authorization that is held by any of the Acquired Companies and necessary to conduct the Business as currently conducted. Each Governmental Authorization listed in Part 4.8 of the Wainwright Disclosure Letter is valid and in full force and effect. Except as set forth in Part 4.8 of the Wainwright Disclosure Letter:
(i)
Each of the Acquired Companies is, and at all times since January 1, 2012 has been, in compliance in all material respects with all of the terms and requirements of each Governmental Authorization identified in Part 4.8 of the Wainwright Disclosure Letter; and
(ii)
None of the Acquired Companies has received, at any time since January 1, 2012, any notice or other communication (whether oral or written) from any Governmental Body or any other Person regarding (A) any actual, alleged, possible, or potential material violation of or material failure to comply with any term or requirement of any Governmental Authorization, or (B) any actual, proposed, possible, or potential revocation, withdrawal, suspension, cancellation, termination of, or modification to any Governmental Authorization; and

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(iii)
Since January 1, 2012, all applications required to have been filed for the renewal of the Governmental Authorizations listed in Part 4.8 of the Wainwright Disclosure Letter have been duly filed on a timely basis with the appropriate Governmental Bodies, except as would not result in a modification, suspension or termination of such Governmental Authorization.
The Governmental Authorizations listed in Part 4.8 of the Wainwright Disclosure Letter collectively constitute all of the Governmental Authorizations necessary to permit the Acquired Companies to lawfully conduct and operate the Business substantially in the manner they currently conduct and operate the Business and to permit the Acquired Companies to own and use their assets substantially in the manner in which they currently own and use such assets, except where the failure to have such Government Authorizations would not, individually or in the aggregate, have a Wainwright Material Adverse Effect.

(c) Except as would not, individually or in the aggregate, have a Wainwright Material Adverse Effect, since January 1, 2012, (i) the Acquired Companies have timely made all material filings of Regulatory Documents and have paid all fees and assessments due and payable in connection therewith, and (ii) as of their respective dates, such Regulatory Documents of the Acquired Companies referenced in the foregoing (c)(i) complied in all material respects with all applicable Legal Requirements. Wainwright has previously delivered or made available to Concierge a true, correct and complete copy of each Regulatory Document filed by the Acquired Companies since January 1, 2012, and will deliver to Concierge promptly after the filing thereof a true, correct and complete copy of each Regulatory Document filed by any of the Acquired Companies after the date hereof and prior to the Closing Date.

4.9  Funds. Except as set forth in Part 4.9 of the Wainwright Disclosure Letter:

(a) USCF is the general partner to or sponsor of each of the Funds. No Person other than USCF provides investment advisory or sub-advisory services to the Funds.

(b) Each Fund is duly organized, validly existing and, with respect to entities in jurisdictions that recognize the concept of “good standing,” in good standing under the laws of the jurisdiction of its organization and has the requisite trust or limited partnership power and authority to own its properties and to carry on its business as currently conducted, and is qualified to do business in each jurisdiction where it is required to be so qualified under applicable Legal Requirements, except where failure to do so would not, individually or in the aggregate, have a Fund Material Adverse Effect. Wainwright has provided or made available to Concierge true and correct copies of the Organizational Documents of each Fund, all as in effect on the date hereof.

(c) Except as would not, individually or in the aggregate, have a Fund Material Adverse Effect, each Fund is operated in compliance in all material respects with (i) applicable Legal Requirements and the terms and conditions of Governmental Authorizations, and (ii) its respective investment objectives, policies and restrictions, as set forth in the applicable prospectus, and registration statement for such Fund.

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(d) The shares or units of each Fund have been issued and sold in material compliance with applicable Legal Requirements.

(e) Except as would not, individually or in the aggregate, have a Fund Material Adverse Effect, since January 1, 2012, (i) each Fund has filed all material Regulatory Documents required by applicable Legal Requirements to be filed, (ii) each Regulatory Document referred to in the foregoing (e)(i) complied in all material respects as to applicable form requirements, and (iii) the Regulatory Documents referred to in the foregoing (e)(i) did not at the time they were filed contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary, in order to make the statements therein, in the light of the circumstances under which they were or are made, not misleading.

(f) The audited and unaudited financial statements of each Fund reflected in the annual report on Form 10-K for the fiscal year ended December 31, 2014 and 2015, respectively, and quarterly reports on Form 10-Q (correct and complete copies of which have been made available to Concierge) for the quarterly periods ended March 31 and June 30, 2016, have been prepared in accordance with GAAP, consistently applied (except as otherwise disclosed therein) and fairly present in all material respects the financial position, statement of changes in net assets and results of operations of such Fund at the dates and for the periods stated therein (subject, in the case of interim financial statements, to normal recurring year-end adjustments and the absence of notes). Each Fund has established and maintains disclosure controls and procedures and internal controls over financial reporting that meet the requirements of the applicable Legal Requirements in all material respects. There have been no significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that have adversely affected or would reasonably be expected to adversely affect any Fund’s ability to record, process, summarize and report financial information since the principal executive officer and principal financial officer of such Fund have been required to certify that any such deficiencies or weaknesses have been disclosed to the Fund’s auditors and audit committee.

(g) All Fund Material Contracts are listed in Part 4.9(g) of the Wainwright Disclosure Letter. Wainwright has delivered or made available to Concierge true, complete and correct copies of all Fund Material Contracts, codes of ethics, compliance policies and procedures and all relevant certifications, reports and other documents evidencing compliance or failures of compliance. With respect to the Fund Material Contracts:
(i)
each is in full force and effect and enforceable in accordance with its terms (subject to the effect Bankruptcy and Equity Exception);
(ii)
USCF and each Fund is in material compliance with all applicable terms and requirements of the Fund Material Contracts to which it is a party;

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(iii)
to Wainwright’s Knowledge, each other Person that has any obligation or liability under any Fund Material Contract is in material compliance with all applicable terms and requirements of such agreement; and
(iv)
to Wainwright’s Knowledge, no event has occurred or circumstance exists that (with or without notice or lapse of time or both) will contravene, conflict with, or result in a material violation or material breach by any Seller or Fund of any Fund Material Contract.

4.10  Legal Proceedings; Orders.

(a) Except as set forth in Part 4.10 of the Wainwright Disclosure Letter, there is no pending Proceeding that: (i) has been commenced by or against any of the Acquired Companies or that otherwise relates to or is reasonably likely to adversely affect the Business; or (ii) challenges, or that may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the Contemplated Transactions. To Wainwright’s Knowledge, (1) except as would not, individually or in the aggregate, have a Wainwright Material Adverse Effect, no such Proceeding has been threatened, and (2) no event has occurred or circumstance exists that is reasonably likely to give rise to or serve as a basis for the commencement of any such Proceeding.

(b) Except as set forth in Part 4.10 of the Wainwright Disclosure Letter: (i) there is no Order to which any of the Acquired Companies, or any of the assets owned or used by any of the Acquired Companies, is subject; and (ii) to Wainwright’s Knowledge, no officer, director, agent, or employee of any of the Acquired Companies is subject to any Order that prohibits such officer, director, agent, or employee from engaging in or continuing any conduct, activity, or practice relating to the Business.

(c) Except as set forth in Part 4.10 of the Wainwright Disclosure Letter: (i) each of the Acquired Companies is, and at all times since January 1, 2012 has been, in compliance in all material respects with all of the terms and requirements of each Order to which it is or has been subject; and (ii) none of the Acquired Companies has received, at any time since January 1, 2012, any written notice from any Governmental Body or any other Person regarding any actual, alleged, possible, or potential material violation of, or material failure to comply with, any term or requirement of any Order to which any of the Acquired Companies is or has been subject.

4.11  Absence of Certain Changes and Events. Except as set forth in Part 4.11 of the Wainwright Disclosure Letter, since the date of Wainwright Balance Sheet, the Acquired Companies have conducted the Business only in the Ordinary Course of Business and there has not been any:

(a) change in any of the Acquired Companies authorized or issued capital stock or other equity securities; grant of any stock option or right to purchase shares of capital stock or other equity securities of any of the Acquired Companies; issuance of any security convertible into such capital stock or other equity securities; grant of any registration rights; purchase, redemption, retirement, or other acquisition by any of the Acquired Companies of any shares of any such capital stock or other equity securities; or, except in the Ordinary Course of Business, declaration or payment of any dividend or other distribution or payment in respect of shares of capital stock or other equity securities;

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(b) amendment to the Organizational Documents of any of the Acquired Companies;

(c) except in the Ordinary Course of Business, payment or increase by any of the Acquired Companies of any bonuses, salaries, or other compensation to any stockholder, director, officer, or employee or entry into any employment, severance, or similar Contract with any director, officer, or employee;

(d) adoption of, or (except in the Ordinary Course of Business) increase in the payments to or benefits under, any profit sharing, bonus, deferred compensation, savings, insurance, pension, retirement, or other employee benefit plan for or with any employees of any of the Acquired Companies;

(e) sale (other than sales of inventory in the Ordinary Course of Business), lease, or other disposition of any asset or property of any of the Acquired Companies or mortgage, pledge, or imposition of any Lien on any material asset or property of any of the Acquired Companies;

(f) cancellation or waiver of any claims or rights with a value to any of the Acquired Companies in excess of $250,000;

(g) material change in the accounting methods used by any of the Acquired Companies;

(h) transfer, assignment, or grant of any license or sublicense of any material rights under or with respect to any Intellectual Property of the Acquired Companies;

(i) material damage, destruction, or loss to any property owned or leased by any of the Acquired Companies;

(j) entry into a new line of business or abandonment or discontinuance of an existing line of business; or

(k) agreement, whether oral or written, by any of the Acquired Companies to do any of the foregoing.

4.12  Contracts; No Defaults.

(a) Part 4.12(a) of the Wainwright Disclosure Letter contains a complete and accurate list, and Wainwright has delivered to Concierge true and complete copies, of the following Contracts to which any of the Acquired Companies is a party or by which the assets of any of the Acquired Companies are bound (other than Fund Material Contracts, which are addressed in Section 4.9) (collectively, the “Material Contracts”):
(i)
each Contract that involves performance of services by one or more Acquired Companies of an amount or value in excess of $250,000;
(ii)
each Contract that involves performance of services for to one or more Acquired Companies of an amount or value in excess of $250,000;

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(iii)
each Contract that was not entered into in the Ordinary Course of Business and that involves expenditures or receipts of one or more Acquired Companies in excess of $250,000;
(iv)
each lease, rental or occupancy agreement, license, installment and conditional sale agreement, and other Contract affecting the ownership of, leasing of, title to, use of, or any leasehold or other interest in, any real or personal property (except personal property leases and installment and conditional sales agreements having a value per item or aggregate payments of less than $250,000 and with terms of less than one year);
(v)
each licensing agreement or other Contract, in each case to the extent material to the Acquired Companies, taken as a whole, with respect to Intellectual Property;
(vi)
each collective bargaining agreement and other Contract to or with any labor union or other employee representative of a group of employees;
(vii)
each joint venture, partnership, and other Contract (however named) involving a sharing of profits, losses, costs, or liabilities by any of the Acquired Companies with any other Person;
(viii)
each Contract containing covenants that in any way purport to restrict the business activity of any of the Acquired Companies or limit the freedom of any of the Acquired Companies to engage in any line of business or to compete with any Person;
(ix)
each Contract for capital expenditures in excess of $250,000;
(x)
each Contract that provides for the indemnification by any of the Acquired Companies of any Person or the assumption of any Tax, environmental or other liability of any Person;
(xi)
each Contract with any Governmental Body to which any of the Acquired Companies is a party;
(xii)
each Contract that limits or purports to limit the ability of any of the Acquired Companies to compete in any line of business or with any Person or in any geographic area or during any period of time; and
(xiii)
each amendment, supplement, and modification (whether oral or written) in respect of any of the foregoing.

(b) Except as set forth in Part 4.12(b) of the Wainwright Disclosure Letter, no Seller or Related Person of any Seller) has or may acquire any rights under, and no Seller has or may become subject to any obligation or liability under, any Material Contract.

(c) Except as set forth in Part 4.12(c) of the Wainwright Disclosure Letter, each Material Contract is in full force and effect and is valid and enforceable in accordance with its terms, except as may be limited by the Bankruptcy and Equity Exception. None of the Acquired Companies is in breach of or default under, or has provided or received any notice of any intention to terminate any Material Contract.

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(d) Except as set forth in Part 4.12(d) of the Wainwright Disclosure Letter:
(i)
each of the Acquired Companies is, and at all times since January 1, 2015 has been, in compliance in all material respects with all applicable terms and requirements of each Material Contract;
(ii)
to Wainwright’s Knowledge, each other Person that is a party to any Material Contract is, and at all times since January 1, 2015 has been, in compliance in all material respects with all applicable terms and requirements of such Material Contract; and
(iii)
to Wainwright’s Knowledge, no event has occurred or circumstance exists that (with or without notice or lapse of time) may contravene, conflict with, or result in a violation or breach of, or give any of the Acquired Companies or other Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, any Material Contract.

4.13  Insurance. Except as set forth on Part 4.13 of the Wainwright Disclosure Letter: (i) the insurance policies to which any of the Acquired Companies is a party or that provide coverage to any of the Acquired Companies, or any director or officer of any of the Acquired Companies with respect to the Business, taken together, provide adequate insurance coverage for the assets and the operations of the Acquired Companies for all risks normally insured against by a Person carrying on the same business or businesses as the Acquired Companies; (ii) the Acquired Companies have paid all premiums due, and have otherwise performed all of their respective obligations, under each policy to which any of the Acquired Companies is a party or that provides coverage to any of the Acquired Companies or any officer or director thereof; and (iii) the Acquired Companies have given notice to the insurer of all claims of which it is aware that may be insured thereby.

4.14  Intellectual Property.

(a) Except as set forth on Part 4.14 of the Wainwright Disclosure Letter, each of the Acquired Companies owns, or has a valid and subsisting license or right to use, all Intellectual Property used in, and material to, the Business as currently conducted.

(b) Part 4.14 of the Wainwright Disclosure Letter sets forth a complete and accurate list of all Wainwright Registered Intellectual Property. Except as set forth in Part 4.14 of the Wainwright Disclosure Letter (i) one of the Acquired Companies has title to each item of the Wainwright Registered Intellectual Property, free and clear of any Lien, (ii) no third party has asserted against any of the Acquired Companies a claim that any of the Acquired Companies is infringing the Intellectual Property of such third party, (iii) to Wainwright’s Knowledge, no basis for any such claim exists, (iv) to Wainwright’s Knowledge, none of the Intellectual Property used in the conduct of the Business infringes upon or otherwise violates the Intellectual Property rights of others, (v) none of the Wainwright Registered Intellectual Property is subject to any outstanding order, decree or judgment of any Governmental Body, and (vi) to Wainwright’s Knowledge, no third party is infringing the Intellectual Property owned by any of the Acquired Companies. All required fees to register and maintain the Wainwright Registered Intellectual Property that are due have been paid and, to Wainwright’s Knowledge, none of the Wainwright Registered Intellectual Property is the subject of any pending opposition proceedings, pending cancellation proceedings, pending interference proceedings or any other similar administrative challenge.

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4.15  Relationships With Related Persons. Excluding ownership of the Wainwright Shares, no Seller or any Related Person of any Seller or of any Acquired Company has, or since January 1, 2015, has had, any interest in any property (whether real, personal, or mixed and whether tangible or intangible), used in or pertaining to the Business. No Seller or any Related Person of Sellers or of any Acquired Company is, or since January 1, 2015, has owned (of record or as a beneficial owner) an equity interest or any other financial or profit interest in, a Person that has had business dealings or a material financial interest in any transaction with any Acquired Company other than business dealings or transactions conducted in the Ordinary Course of Business with the Acquired Companies at substantially prevailing market prices and on substantially prevailing market terms. Except as set forth in Part 4.15 of the Wainwright Disclosure Letter, no Seller or any Related Person of Sellers or of any Acquired Company is a party to any Material Contract.

4.16  Brokers or Finders. None of Wainwright or any of the Acquired Companies has incurred any obligation or liability, contingent or otherwise, for brokerage or finders’ fees or agents’ commissions or other similar payment in connection with this Agreement.

4.17  Books and Records. The minute books and stock record books of the Acquired Companies, all of which have been made available to Concierge, are complete and correct in all material respects and have been maintained in accordance with sound business practices. At the Closing, all of the Acquired Companies’ books and records will be in the possession of Concierge.

4.18  Acknowledgement. Notwithstanding anything to the contrary set forth in this Agreement, Wainwright expressly acknowledges and agrees that except as set forth below in Article V (and at all times giving effect to the Concierge Disclosure Letter), none of Concierge or its Subsidiaries is making any express or implied representation or warranty with respect to the Concierge or its Subsidiaries or the Contemplated Transactions.

4.19  Disclaimer of Warranties. EXCEPT FOR THOSE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN THIS ARTICLE IV,

(a) WAINWRIGHT DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES, WHETHER EXPRESS OR IMPLIED, AND NO SUCH REPRESENTATION OR WARRANTY SHALL BE IMPLIED BY OR CONSTRUED FROM ANY OF THE DUE DILIGENCE MATERIALS OR ANY OTHER INFORMATION, WHETHER ORAL OR WRITTEN, PROVIDED BY OR ON BEHALF OF WAINWRIGHT OR ITS AFFILIATES.

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(b) NO REPRESENTATION OR WARRANTY IS MADE BY WAINWRIGHT AS TO THE CONDITION, MERCHANTABILITY OR FITNESS FOR ANY PURPOSE OF ANY PROPERTIES OR ASSETS OF THE ACQUIRED COMPANIES, ALL OF WHICH ARE FOR THE PURPOSES OF THIS AGREEMENT CONSIDERED TO BE IN “AS-IS, WHERE-IS” CONDITION.
ARTICLE V
REPRESENTATIONS AND WARRANTIES OF CONCIERGE

Concierge represents and warrants to Wainwright and Sellers as follows:

5.1  Organization and Good Standing.

(a) Concierge is duly organized, validly existing, and in good standing under the laws of the State of Nevada, with full corporate power and authority to conduct its business as it is now being conducted, to own or use the properties and assets that it purports to own or use, and to perform all its obligations under Contracts to which it is a party. Concierge is not required to be qualified to do business as a foreign corporation under the laws of any state or other jurisdiction, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a Concierge Material Adverse Effect.

(b) Each Subsidiary of Concierge is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its formation, with full power and authority to conduct its business as it is now being conducted, to own or use the properties and assets that it purports to own or use, and to perform all its obligations under Contracts to which it is a party. Each Subsidiary of Concierge is duly qualified to do business as a foreign corporation and is in good standing under the laws of each state or other jurisdiction in which either the ownership or use of the properties owned or used by it, or the nature of the activities conducted by it, requires such qualification except where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a Concierge Material Adverse Effect.

(c) Concierge has delivered or made available to Wainwright and Sellers copies of the Organizational Documents of Concierge and each Concierge Subsidiary, as currently in effect.

5.2  Authority; No Conflict.

(a) Concierge has the absolute and unrestricted right, power, and authority to execute and deliver this Agreement and, subject to receipt of the approval of its stockholders, to perform its obligations hereunder. The execution and delivery of this Agreement, and the consummation of the Contemplated Transactions, have been duly authorized by all requisite corporate action on the part of Concierge (other than Shareholder Approval, which will be sought in accordance with Section 7.4(b)), and, assuming that this Agreement has been duly authorized, executed and delivered by the other parties hereto, constitutes the legal, valid, and binding obligation of Concierge, enforceable against Concierge in accordance with its terms, except as may be limited by the Bankruptcy and Equity Exception.

(b) Except as set forth in Part 5.2 of the Concierge Disclosure Letter, and assuming the Consents referred to in Section 5.2(c) below are made or obtained, as applicable, neither the execution and delivery of this Agreement by Concierge nor the consummation or performance of any of the Contemplated Transactions by Concierge will, directly or indirectly (with or without notice or lapse of time or both):

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(i)
contravene, conflict with, or result in a violation of any provision of the Organizational Documents of Concierge;
(ii)
contravene, conflict with, or result in a violation of, or give any Governmental Body or other Person the right to challenge any of the Contemplated Transactions or to exercise any remedy or obtain any relief under, any Legal Requirement or any Order to which Concierge or any of the assets owned or used by Concierge, may be subject; or
(iii)
contravene, conflict with, or result in a violation or breach of any provision of, or give any Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, any Concierge Material Contract.

(c) Except as set forth in Part 5.2(c) of the Concierge Disclosure Letter, Concierge will not be required to give any notice to or obtain any Consent from any Person in connection with the execution and delivery of this Agreement or the consummation or performance of any of the Contemplated Transactions.

5.3  Capitalization. The authorized equity securities of Concierge consist of 900,000,000 shares of Concierge Common Stock and 50,000,000 shares of Preferred Stock, consisting of 5,000,000 Series A Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”), and 45,000,000 shares of Series B Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”). As of the date hereof, 67,953,870 shares of Concierge Common Stock, no shares of Series A Preferred Stock, and 3,754,355 shares of Series B Preferred Stock are issued and outstanding. Concierge owns all of the issued and outstanding equity securities of its Subsidiaries, free and clear of all Liens. All of the outstanding equity securities of Concierge and each of its Subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable. Except as set forth in Part 5.3 of the Concierge Disclosure Letter, there are no Contracts to which Concierge or its Subsidiaries are a party relating to the issuance, sale, or transfer of any equity securities or other securities by Concierge or its Subsidiaries. All of the Concierge Shares have been duly authorized and, when issued in the manner contemplated by this Agreement, will be validly issued and are fully paid and nonassessable.

5.4  SEC Reports; No Undisclosed Liabilities.

(a) Concierge has filed all reports, schedules, forms, statements and other documents required to be filed by Concierge under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, since January 1, 2014 (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”). As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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(b) As of the date hereof, there are no pending comments or queries from the SEC with respect to the SEC Reports. The financial statements of Concierge included in the SEC Reports (“Concierge Financial Statements”) comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. The Concierge Financial Statements have been prepared in accordance with U.S. GAAP, except as may be otherwise specified in the Concierge Financial Statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by U.S. GAAP, and fairly present in all material respects the financial position of Concierge as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(c) Except as set forth in the balance sheet of Concierge dated as of June 30, 2016 (the “Concierge Balance Sheet”), Concierge has no material liabilities or obligations, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date thereof; (ii) obligations under contracts and commitments incurred in the ordinary course of business; and (iii) liabilities and obligations of a type or nature not required under GAAP to be reflected in the Concierge Financial Statements, which, in all such cases, individually and in the aggregate would not be material.

5.5  Title to Properties; Liens. None of Concierge or any of its Subsidiaries owns any real property.  Part 5.5 of the Concierge Disclosure Letter contains a complete and accurate list of all leaseholds or other interests in real property owned by Concierge or any of its Subsidiaries. Concierge and its Subsidiaries own all the properties and assets (whether real, personal, or mixed and whether tangible or intangible) reflected as owned by them in their respective books and records, including all of the properties and assets reflected in the Concierge Balance Sheet (except for assets held under capitalized leases disclosed or not required to be disclosed in Part 5.5 of the Concierge Disclosure Letter and personal property sold since the date of the Concierge Balance Sheet in the Ordinary Course of Business). All material properties and assets reflected in the Concierge Balance Sheet are free and clear of all Liens.

5.6  Taxes.

(a) Except as set forth in Part 5.6(a) of the Concierge Disclosure Letter, (i) Concierge and its Subsidiaries have filed or caused to be filed on a timely basis all Tax Returns that are or were required to be filed by or with respect to any of them since January 1, 2010, either separately or as a member of a group of corporations, pursuant to applicable Legal Requirements; (ii) all such Tax Returns were correct and complete in all material respects; (iii) Concierge has delivered or made available to Wainwright and Sellers copies of all such Tax Returns relating to income Taxes filed since January 1, 2010 and (iv) Concierge and its Subsidiaries have paid, or made provision for the payment of, all Taxes that have or may have become due pursuant to those Tax Returns, or pursuant to any assessment received by Concierge or any Subsidiary, except such Taxes, if any, as are being contested in good faith and as to which adequate reserves (determined in accordance with GAAP) have been provided in the Concierge Balance Sheets.

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(b) Part 5.6(b) of the Concierge Disclosure Letter contains (i) a complete and accurate list of all Tax Returns filed by Concierge since January 1, 2010, and (ii) all Taxes contested in good faith by Concierge.

(c) Except as set forth in Part 5.6(c) of the Concierge Disclosure Letter, the United States federal and state income Tax Returns of Concierge and its Subsidiaries have been audited by the IRS or relevant state tax authorities or are closed by the applicable statute of limitations. Except as described in Part 5.6(c) of the Concierge Disclosure Letter, none of Concierge or its Subsidiaries has given or been requested to give waivers or extensions (or is or would be subject to a waiver or extension given by any other Person) of any statute of limitations relating to the payment of Taxes of Concierge or any Subsidiary or for which Concierge or any Subsidiary may be liable.

(d) The charges, accruals, and reserves with respect to Taxes on the respective books of Concierge and its Subsidiaries are adequate (determined in accordance with GAAP) and are at least equal to the relevant company’s liability for Taxes with respect to periods ending on or prior to the date hereof. There exists no proposed Tax assessment against Concierge or any Subsidiary except as disclosed in the Concierge Balance Sheets or in Part 5.6 of the Concierge Disclosure Letter. All Taxes that Concierge or any Subsidiary is or was required by Legal Requirements to withhold or collect have been duly withheld or collected and, to the extent required, have been paid to the proper Governmental Body or other Person.

(e) There is no Tax sharing or similar agreement that will require any payment by Concierge or any Subsidiary to any other Person after the date of this Agreement.

5.7  Employee Benefits.

(a) Except as would not reasonably be expected to have, individually or in the aggregate, a Concierge Material Adverse Effect: (i) each Concierge Plan complies, in form and operation, with its terms and all Legal Requirements, including ERISA and the IRC, in all material respects; (ii) each Concierge Plan that is intended to be “qualified” under Section 401(a) of the IRC has received a favorable determination letter from the Internal Revenue Service; and (iii) there are no actions, suits, proceedings, hearings or, to Concierge’s Knowledge, investigations or threatened claims against or with respect to any Concierge Plan (other than claims for benefits in the ordinary course of plan operations).

(b) Neither Concierge nor any of its Subsidiaries has in the last three years contributed or been obligated to contribute to any “Employee Pension Plan” as defined in Section 3(2) of ERISA in the last three years, that is subject to Title IV of ERISA or Section 412 of the Code.

(c) None of Concierge and its Subsidiaries has any obligation to provide any material post-employment life or health insurance, benefits or coverage for any participant or any beneficiary of a participant of any employee benefit plan of Concierge or any Subsidiary, except as may be required under COBRA and at the expense of the participant or the participant’s beneficiary.

(d) No current employee of Concierge or any of its Subsidiaries will become entitled to any bonus, retirement, severance, job security or similar payment or benefit or the acceleration or vesting of any such payment or benefit solely as a result of the Contemplated Transaction.

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(e) Concierge and its Subsidiaries are in compliance in all material respects with all applicable laws and regulations related to employment nondiscrimination, wages, collective bargaining, civil rights, and the collection and payment of withholding and/or social security taxes.

5.8  Legal Proceedings; Orders.

(a) Except as set forth in Part 5.8 of the Concierge Disclosure Letter, there is no pending Proceeding: (i) that has been commenced by or against Concierge or any of its Subsidiaries; or (ii) that challenges, or that may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the Contemplated Transactions.

(b) To the Knowledge of Concierge, (1) except as would not, individually or in the aggregate, have a Concierge Material Adverse Effect, no such Proceeding has been threatened, and (2) no event has occurred or circumstance exists that is reasonably likely to give rise to or serve as a basis for the commencement of any such Proceeding.

(c) Except as set forth in Part 5.8 of the Concierge Disclosure Letter: (i) there is no Order to which Concierge or its Subsidiaries, or any of the assets owned or used by Concierge or its Subsidiaries, is subject; and (ii) to Concierge’s Knowledge, no officer, director, agent, or employee of any of Concierge or its Subsidiaries is subject to any Order that prohibits such officer, director, agent, or employee from engaging in or continuing any conduct, activity, or practice relating to business activities of Concierge or its Subsidiaries.

(d) Except as set forth in Part 5.8 of the Concierge Disclosure Letter: (i) each of Concierge and its Subsidiaries is, and at all times since January 1, 2012 has been, in compliance in all material respects with all of the terms and requirements of each Order to which it is or has been subject; and (ii) none of Concierge or any of its Subsidiaries has received, at any time since January 1, 2012, any written notice from any Governmental Body or any other Person regarding any actual, alleged, possible, or potential material violation of, or material failure to comply with, any term or requirement of any Order to which Concierge or its Subsidiaries is or has been subject.

5.9  Compliance With Legal Requirements; Governmental Authorizations.
(a)
(i)    Concierge and each of its Affiliates is, and at all times since January 1, 2015 has been, in compliance in all material respects with each Legal Requirement that is or was applicable to it or to the conduct or operation of its business or the ownership or use of any of its assets;

 (ii)  neither Concierge nor any of its Affiliates has received, at any time since January 1, 2015, any notice or other communication (whether oral or written) from any Governmental Body or any other Person regarding (A) any actual, alleged, possible, or potential material violation of, or material failure to comply with, any Legal Requirement, or (B) any actual, alleged, possible, or potential obligation on the part of any Acquired Company to undertake, or to bear all or any portion of the cost of, any material remedial action of any nature.

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(b) Concierge (or its Subsidiaries) has all Governmental Authorization necessary to conduct the business of Concierge and its Subsidiaries as currently conducted. Each such Governmental Authorization is valid and in full force and effect. Concierge and each of its Subsidiaries is, and at all times since January 1, 2012 has been, in compliance in all material respects with all of the terms and requirements of each Governmental Authorization that is held by Concierge or any of its Subsidiaries and necessary to conduct its business as currently conducted. Neither Concierge nor any of its Affiliates has received, at any time since January 1, 2012, any notice or other communication (whether oral or written) from any Governmental Body or any other Person regarding (i) any actual, alleged, possible, or potential material violation of or material failure to comply with any term or requirement of any Governmental Authorization, or (ii) any actual, proposed, possible, or potential revocation, withdrawal, suspension, cancellation, termination of, or modification to any Governmental Authorization, in each case as may adversely affect its ability to operate its business, or the Business, following Closing. The Governmental Authorizations currently held by the Concierge and its Subsidiaries constitute all of the Governmental Authorizations necessary to permit the Concierge and its Subsidiaries to lawfully conduct and operate their respective businesses substantially in the manner they currently conduct and operate such businesses and to permit Concierge and its Subsidiaries to own and use their assets substantially in the manner in which they currently own and use such assets.

5.10  Absence of Certain Changes and Events. Except as set forth in Part 5.10 of the Concierge Disclosure Letter, since the date of the Concierge Balance Sheet, Concierge and its Subsidiaries have conducted their respective businesses only in the Ordinary Course of Business and there has not been any:

(a) change in Concierge’s or any Subsidiary’s authorized or issued capital stock or other equity securities; grant of any stock option or right to purchase shares of capital stock or other equity securities of Concierge or any Subsidiary; issuance of any security convertible into such capital stock or other equity securities; grant of any registration rights; purchase, redemption, retirement, or other acquisition by Concierge or any Subsidiary of any shares of any such capital stock or other equity securities; or, except in the Ordinary Course of Business, declaration or payment of any dividend or other distribution or payment in respect of shares of capital stock or other equity securities;

(b) amendment to the Organizational Documents of Concierge or any Subsidiary;

(c) except in the Ordinary Course of Business, payment or increase by Concierge or any Subsidiary of any bonuses, salaries, or other compensation to any stockholder, director, officer, or employee or entry into any employment, severance, or similar Contract with any director, officer, or employee;

(d) adoption of, or (except in the Ordinary Course of Business) increase in the payments to or benefits under, any profit sharing, bonus, deferred compensation, savings, insurance, pension, retirement, or other employee benefit plan for or with any employees of Concierge or any Subsidiary;

(e) sale (other than sales of inventory in the Ordinary Course of Business), lease, or other disposition of any asset or property of Concierge or any Subsidiary or mortgage, pledge, or imposition of any Lien on any material asset or property of Concierge or any Subsidiary;

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(f) cancellation or waiver of any claims or rights with a value to Concierge or any Subsidiary in excess of $50,000;

(g) material change in the accounting methods used by Concierge or any Subsidiary; or

(h) agreement, whether oral or written, by Concierge or any Subsidiary to do any of the foregoing.

5.11  Contracts; No Defaults.

(a) The SEC Reports include true and complete copies of all material Contracts that Concierge is required by SEC rules to file with the SEC (collectively, the “Concierge Material Contracts”).

(b) Except as set forth in Part 5.11(b) of the Concierge Disclosure Letter, each Concierge Material Contract is in full force and effect and is valid and enforceable in accordance with its terms, except as may be limited by the Bankruptcy and Equity Exception.

(c) Except as set forth in Part 5.11(c) of the Concierge Disclosure Letter:
(i)
each Concierge is, and at all times since January 1, 2015 has been, in compliance in all material respects with all applicable terms and requirements of each Concierge Material Contract;
(ii)
to the Knowledge of Concierge, each other Person that is a party to any Concierge Material Contract is, and at all times since January 1, 2015 has been, in compliance in all material respects with all applicable terms and requirements of such Concierge Material Contract; and
(iii)
to the Knowledge of Concierge, no event has occurred or circumstance exists that (with or without notice or lapse of time) may contravene, conflict with, or result in a violation or breach of, or give Concierge or any other Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, any Concierge Material Contract.

5.12  Insurance. Except as set forth on Part 5.12 of the Concierge Disclosure Letter: (i) the insurance policies to which Concierge or any Subsidiary is a party or that provide coverage to Concierge or any Subsidiary, or any director or officer of Concierge or any Subsidiary with respect to its business, taken together, provide adequate insurance coverage for the assets and the operations of Concierge or any Subsidiary for all risks normally insured against by a Person carrying on the same business or businesses as Concierge or any Subsidiary; (ii) Concierge and its Subsidiaries have paid all premiums due, and have otherwise performed all of their respective obligations, under each policy to which Concierge or any Subsidiary is a party or that provides coverage to Concierge or any Subsidiary or any officer or director thereof; and (iii) Concierge and its Subsidiaries have given notice to the insurer of all claims of which it is aware that may be insured thereby.

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5.13  Intellectual Property.

(a) Except as set forth on Part 5.13 of the Concierge Disclosure Letter, each of Concierge or its Subsidiaries owns, or has a valid and subsisting license or right to use, all Intellectual Property used in, and material to, its business as currently conducted.

(b) Part 5.13 of the Concierge Disclosure Letter sets forth a complete and accurate list of all Concierge Registered Intellectual Property. Except as set forth in Part 5.13 of the Concierge Disclosure Letter (i) either Concierge or one of its Subsidiaries has title to each item of the Concierge Registered Intellectual Property, free and clear of any Lien, (ii) no third party has asserted against Concierge or its Subsidiaries a claim that Concierge or its Subsidiaries is infringing the Intellectual Property of such third party, (iii) to the Knowledge of Concierge, no basis for any such claim exists, (iv) to the Knowledge of Concierge, none of the Intellectual Property used in the conduct of the business of Concierge or its Subsidiaries infringes upon or otherwise violates the Intellectual Property rights of others, (v) none of the Concierge Registered Intellectual Property is subject to any outstanding order, decree or judgment of any Governmental Body, and (vi) to the Knowledge of Concierge, no third party is infringing the Intellectual Property owned by Concierge or its Subsidiaries. All required fees to register and maintain the Concierge Registered Intellectual Property that are due have been paid and, to the Knowledge of Concierge, none of the Concierge Registered Intellectual Property is the subject of any pending opposition proceedings, pending cancellation proceedings, pending interference proceedings or any other similar administrative challenge.

5.14  Ineligible Persons. None of Concierge, any “principal” (as defined in the Commodity Exchange Act) thereof, or any “person” (as defined in the Commodity Exchange Act) associated with Concierge that is required or, in connection with the Contemplated Transactions will be required, to be registered under the Commodity Exchange Act is ineligible pursuant to Section 8a of the Commodity Exchange Act to serve as a commodity pool operator, principal, associated person, or in any other capacity contemplated by the Commodity Exchange Act. There is no Proceeding pending or threatened by any Governmental Body which would reasonably be expected to become the basis for any such ineligibility to serve in such capacity under Section 8a of the Commodity Exchange Act. Neither Concierge nor any "affiliated person" (as defined under the Investment Company Act of 1940, as amended (the “Investment Company Act”) with Concierge is ineligible pursuant to Section 9(a) or 9(b) of the Investment Company Act to serve as an investment adviser (or in any other capacity contemplated by Section 9(a) or 9(b) of the Investment Company Act) to a registered investment company nor is there any Proceeding pending or, to the knowledge of Concierge, threatened by any Governmental Entity, that would result in the ineligibility of Concierge or such persons to serve in any such capacities. Neither Concierge nor any person "associated" (as defined under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), with Concierge is ineligible pursuant to Section 203 of the Investment Advisers Act to serve as a registered investment adviser or as an associated person of a registered investment adviser, nor is there any Proceeding pending or, to the knowledge of Concierge, threatened by any Governmental Entity that would result in the ineligibility of Concierge or such persons.

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5.15  Investment Intent. Concierge is acquiring the Wainwright Shares for its own account and not with a view to their distribution within the meaning of Section 2(11) of the Securities Act. Concierge acknowledges that the Wainwright Shares are restricted securities within the meaning of Rule 144 under the Securities Act and may not be transferred except in compliance with the Securities Act and any other applicable securities or “blue sky” laws.

5.16  Brokers or Finders. Except for Cogent (the fees of which shall be borne solely by Concierge), none of Concierge, its Affiliates, or any of their respective Representatives have incurred any obligation or liability, contingent or otherwise, for brokerage or finders’ fees or agents’ commissions or other similar payment (including the cost of obtaining the fairness opinion contemplated by Section 8.6 below) in connection with this Agreement or the Contemplated Transactions.

5.17  Acknowledgement. Notwithstanding anything to the contrary set forth in this Agreement, Concierge expressly acknowledges and agrees that except as set forth above in Article III and Article IV (and at all times giving effect to the Wainwright Disclosure Letter), none of the Acquired Companies, including Wainwright, Sellers or any of their Affiliates are making any express or implied representation or warranty with respect to the Acquired Companies, which includes Wainwright, Sellers, the Business, any Fund, or the Contemplated Transactions.

5.18 Limitation on Representations and Warranties Regarding Subsidiaries. As to each and every Concierge representation and warranty regarding Concierge’s Subsidiaries, Concierge is representing and warranting as to matters existing as of:

(a) Kahnalytics, Inc., from inception to the date of this Agreement;

(b) Gourmet Foods, Ltd., from August 11, 2015 to the date of this Agreement; and

(c) Brigadier Security Systems (2000) Ltd., from June 1, 2016, to the date of this Agreement.

5.19 Disclaimer of Warranties. EXCEPT FOR THOSE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN THIS ARTICLE V, CONCIERGE DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES, WHETHER EXPRESS OR IMPLIED, AND NO SUCH REPRESENTATION OR WARRANTY SHALL BE IMPLIED BY OR CONSTRUED FROM ANY OF THE DUE DILIGENCE MATERIALS OR ANY OTHER INFORMATION, WHETHER ORAL OR WRITTEN, PROVIDED BY OR ON BEHALF OF CONCIERGE OR ITS SUBSIDIARIES.

ARTICLE VI
COVENANTS OF WAINWRIGHT AND SELLERS

6.1  Access and Investigation. Between the date of this Agreement and the Closing Date, Wainwright will, and will cause each of the Acquired Companies and their Representatives to, (i) afford Concierge and its Representatives full and free access to each of the Acquired Companies personnel, properties, contracts, books and records, and other documents and data, (ii) furnish Concierge and Concierge’s Representatives with copies of all such contracts, books and records, and other existing documents and data as Concierge may reasonably request, and (iii) furnish Concierge and Concierge’s Representatives with such additional financial, operating, and other data and information as Concierge may reasonably request.

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6.2  Operation of the Business of the Acquired Companies. Except as set forth in Part 6.2 of the Wainwright Disclosure Letter, between the date of this Agreement and the Closing Date, Wainwright will, and will cause each of the Acquired Companies to:

(a) conduct the business of each of the Acquired Companies only in the Ordinary Course of Business;

(b) use its commercially reasonable efforts to preserve intact the current business organization of each of the Acquired Companies, keep available the services of the current officers, employees, and agents of each of the Acquired Companies, and maintain the relations and good will with suppliers, customers, landlords, creditors, employees, agents, and others having business relationships with each of the Acquired Companies;

(c) confer with Concierge concerning operational matters of a material nature;

(d) upon request, report to Concierge concerning the general status of the business, operations, and finances of each of the Acquired Companies;

(e) not make any dividend or distribution to its stockholders (other than any dividend or distribution from one of the Acquired Companies to another);

(f) preserve and maintain all of their permits and Governmental Authorizations required to operate the Business;

(g) pay their debts, Taxes, and other obligations when due;

(h) comply in all material respects with all applicable laws; and

(i) maintain their books and records in accordance with past practices.

6.3  Negative Covenant. Except as otherwise expressly permitted by this Agreement, or as set forth in Part 6.3(a) of the Wainwright Disclosure Letter, between the date of this Agreement and the Closing Date, Wainwright will not, and will cause each of the Acquired Companies not to, without the prior consent of Concierge, take any affirmative action, or fail to take any reasonable action within their or its control, as a result of which any of the changes or events listed in Section 4.11 will occur.

6.4  Required Approvals. Between the date of this Agreement and the Closing Date, Wainwright shall, and shall cause each of the Acquired Companies to, make all filings required by Legal Requirements to be made by them in order to consummate the Contemplated Transactions (including, if and to the extent necessary, all filings under the HSR Act). Between the date of this Agreement and the Closing Date, Wainwright shall, and shall cause the Acquired Companies to, (a) cooperate with Concierge with respect to all filings Concierge elects to make or is required by Legal Requirements to make in connection with the Contemplated Transactions, and (b) cooperate with Concierge in obtaining all consents identified in Part 5.2 of the Concierge Disclosure Letter (including, if and to the extent necessary, taking all actions reasonably requested to cause early termination of any applicable waiting period under the HSR Act).

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6.5  Notification. Between the date of this Agreement and the Closing Date, Wainwright will promptly notify Concierge in writing if Wainwright or any of the Acquired Companies becomes aware of any fact or condition that causes or constitutes a breach of any representation or warranty set forth in Article III or Article IV as of the date of this Agreement, or if Wainwright or any of the Acquired Companies becomes aware of the occurrence after the date of this Agreement of any fact or condition that would (except as expressly contemplated by this Agreement) cause or constitute a breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition require any change in the Wainwright Disclosure Letter if the Wainwright Disclosure Letter were dated the date of the occurrence or discovery of any such fact or condition, Wainwright will promptly deliver to Concierge a supplement to the Wainwright Disclosure Letter specifying such change. During the same period, Wainwright will promptly notify Concierge of the occurrence of any breach of any covenant of Wainwright or Sellers in this Article VI or of the occurrence of any event that may make the satisfaction of the conditions in Article VIII impossible or unlikely.

6.6  Payment of Indebtedness. Except as expressly provided in this Agreement, or in Part 6.6 of the Wainwright Disclosure Letter, Wainwright will (i) cause all indebtedness owed to any of the Acquired Companies by any Seller or any Related Person of any Seller to be paid in full prior to Closing, and (ii) cause all indebtedness for borrowed money owed by any of the Acquired Companies to any other Person (including any Seller) to be paid in full prior to Closing.

6.7  No Negotiation. Until such time, if any, as this Agreement is terminated pursuant to Article X, Wainwright will not, and will cause each of the Acquired Companies and each of their Representatives not to, directly or indirectly solicit, initiate, or encourage any inquiries or proposals from, discuss or negotiate with, provide any non-public information to, or consider the merits of any unsolicited inquiries or proposals from, any Person (other than Concierge) relating to any transaction involving the sale of the business or assets (other than in the Ordinary Course of Business) of any of the Acquired Companies, or any of the capital stock or other equity security of any of the Acquired Companies, or any merger, consolidation, business combination, or similar transaction involving any of the Acquired Companies.

6.8  Commercially Reasonable Efforts. Between the date of this Agreement and the Closing Date, Wainwright and each Seller will use its commercially reasonable efforts to cause the conditions in Article VIII to be satisfied.

6.9  Audit Fees. Wainwright understands, acknowledges, and agrees that Concierge is a public reporting company and is required to submit certain audited and other financial statements to the SEC in conjunction with the Contemplated Transactions. Wainwright shall engage a qualified auditor to audit its financial statements and the financial statements of the Acquired Companies in order to satisfy the SEC’s financial statement requirements (the “Wainwright Audited Financial Statements”). Wainwright shall cover the cost of such audit.

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ARTICLE VII
COVENANTS OF CONCIERGE

7.1  Access and Investigation. Between the date of this Agreement and the Closing Date, Concierge will, and will cause each of its Subsidiaries and its Representatives to, (i) afford Wainwright and each of its Representatives full and free access to Concierge’s and each of its Subsidiary’s personnel, properties, contracts, books and records, and other documents and data, (ii) furnish Wainwright and its Representatives with copies of all such contracts, books and records, and other existing documents and data as Wainwright and its Representatives may reasonably request, and (iii) furnish Wainwright and its Representatives with such additional financial, operating, and other data and information as Wainwright and its Representatives may reasonably request.

7.2  Operation of the Business of Concierge and its Subsidiaries. Except as set forth in Part 7.2 of the Concierge Disclosure Letter, between the date of this Agreement and the Closing Date, Concierge will, and will cause each of its Subsidiaries to:

(a) conduct the business of Concierge and such Subsidiaries only in the Ordinary Course of Business;

(b) use its commercially reasonable efforts to preserve intact the current business organization of Concierge and such Subsidiaries, keep available the services of the current officers, employees, and agents of Concierge and such Subsidiaries, and maintain the relations and good will with suppliers, customers, landlords, creditors, employees, agents, and others having business relationships with Concierge and such Subsidiaries;

(c) confer with Wainwright concerning operational matters of a material nature;

(d) upon request, report to Wainwright concerning the general status of the business, operations, and finances of Concierge and its Subsidiaries; and

(e) not make any dividend or distribution to its stockholders (other than any dividend or distribution from a Subsidiary of Concierge to Concierge).

(f) preserve and maintain all of its permits and Governmental Authorizations required to operate the business of Concierge and its Subsidiaries;

(g) pay the debts, Taxes, and other obligations of Concierge and its Subsidiaries when due;

(h) comply in all material respects with all applicable laws; and

(i) maintain its books and records of Concierge and its Subsidiaries in accordance with past practices.

7.3  Negative Covenant. Except as otherwise expressly permitted by this Agreement, or as set forth in Part 7.3 of the Concierge Disclosure Letter, between the date of this Agreement and the Closing Date, Concierge will not, and will cause each Subsidiary not to, without the prior consent of Wainwright, take any affirmative action, or fail to take any reasonable action within their or its control, as a result of which any of the changes or events listed in Section 5.10 will occur.

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7.4  Approvals of Governmental Bodies; Shareholders.

(a) Between the date of this Agreement and the Closing Date, Concierge will, and will cause each of its Related Persons to, make all filings required by Legal Requirements to be made by them to consummate the Contemplated Transactions (including, if and to the extent necessary, all filings under the HSR Act). Between the date of this Agreement and the Closing Date, Concierge will, and will cause each Related Person to, cooperate with Sellers with respect to all filings that Sellers are required by Legal Requirements to make in connection with the Contemplated Transactions, and (ii) cooperate with Wainwright in obtaining all consents identified in Part 4.2 of the Wainwright Disclosure Letter.

(b) Without in any way limiting the foregoing Section 7.4(a), as soon as reasonably practicable following the date hereof, Concierge shall (i) obtain the necessary written shareholder consents to approve this Agreement and the Contemplated Transactions (the “Shareholder Approval”), (ii) file with the SEC a preliminary information statement on Schedule 14C with respect to the Contemplated Transactions (the “Preliminary Consent Statement”), and (iii) file with the SEC, and mail or deliver to the Concierge Shareholders, a definitive information statement on Schedule 14C with respect to the Contemplated Transactions (the “Definitive Consent Statement”). Concierge shall use its reasonable best efforts to have the Preliminary Consent Statement cleared by the staff of the SEC as promptly as practicable after such filing, and Concierge shall thereafter mail or deliver the Definitive Consent Statement to the Concierge Shareholders at least twenty (20) calendar days prior to the anticipated date of Closing. Wainwright shall furnish all information concerning Wainwright and its Subsidiaries for inclusion in the Preliminary Consent Statement and Definitive Consent Statement as may be reasonably requested by Concierge, and shall have the right to review in advance, and, to the extent practicable, to provide comments on, the Preliminary Consent Statement prior to its filing and the Definitive Consent Statement prior to its and mailing to Concierge Shareholders.

(c) Each of Concierge and Wainwright shall promptly advise the other upon receiving any communication from any Governmental Body, the consent or approval of which is required for consummation of the Contemplated Transactions, in connection with the Contemplated Transactions.

7.5  Notification. Between the date of this Agreement and the Closing Date, Concierge will promptly notify Wainwright in writing if Concierge becomes aware of any fact or condition that causes or constitutes a breach of any of Concierge’s representations and warranties as of the date of this Agreement, or if Concierge becomes aware of the occurrence after the date of this Agreement of any fact or condition that would (except as expressly contemplated by this Agreement) cause or constitute a breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. During the same period, Concierge will promptly notify Wainwright of the occurrence of any breach of any covenant of Concierge in this Article VII or of the occurrence of any event that may make the satisfaction of the conditions in Article IX impossible or unlikely.

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7.6  Commercially Reasonable Efforts. Between the date of this Agreement and the Closing Date, Concierge will use its commercially reasonable efforts to cause the conditions in Article IX to be satisfied.

7.7  No Negotiation. Except as set forth in Part 7.7 of the Concierge Disclosure Schedule, until such time, if any, as this Agreement is terminated pursuant to Article X, Concierge will not, and will cause each Subsidiary and each of their Representatives not to, directly or indirectly solicit, initiate, or encourage any inquiries or proposals from, discuss or negotiate with, provide any non-public information to, or consider the merits of any unsolicited inquiries or proposals from, any Person (other than Wainwright) relating to any transaction involving the sale of the business or assets of Concierge or any Subsidiary, or any of the capital stock or other equity security of Concierge or any Subsidiary, or any merger, consolidation, business combination, or similar transaction involving Concierge or any Subsidiary.

ARTICLE VIII
CONDITIONS PRECEDENT TO CONCIERGE’S OBLIGATION TO CLOSE

Concierge’s obligation to purchase the Wainwright Shares and to take the other actions required to be taken by Concierge at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may, to the extent permitted by applicable Legal Requirements, be waived by Concierge, in whole or in part, as long as such waiver is in writing):

8.1  Accuracy of Representations.

(a) Each Seller’s representations and warranties set forth in Article III must have been accurate as of the date of this Agreement, and must be accurate as of the Closing Date as if made on the Closing Date.

(b) All of the representations and warranties set forth in Article IV (considered collectively), and each of such representations and warranties (considered individually), must have been accurate as of the date of this Agreement, and must be accurate as of the Closing Date as if made on the Closing Date, in each case giving effect to the Wainwright Disclosure Letter or any supplement thereto, except to the extent such inaccuracies would not, individually or in the aggregate, have a Wainwright Material Adverse Effect.

8.2  Sellers’ and Wainwright’s Performance.

(a) All of the covenants and obligations that Sellers or Wainwright are required to perform or to comply with pursuant to this Agreement at or prior to the Closing (considered collectively), and each of such covenants and obligations (considered individually), must have been duly performed and complied with in all material respects.

(b) Sellers and Wainwright must have delivered each of the documents required to be delivered to Concierge pursuant to Section 2.4 (except to the extent release of same is conditioned upon occurrence of the Closing).

(c) Without in any way limiting this Section 8.2(a), Wainwright shall have delivered to Concierge the Wainwright Audited Financial Statements.

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8.3  Concierge Shareholder Approval. The Shareholder Approval shall have been obtained in accordance with Nevada law, and the definitive Schedule 14C shall have been mailed to shareholders of Concierge in accordance with SEC rules and Nevada law.

8.4  Consents. Each of the Consents denoted by an asterisk (*) in Part 4.2 of the Wainwright Disclosure Letter must have been obtained and must be in full force and effect.

8.5  No Proceedings. As of the proposed Closing Date, there must not be pending against any Seller, Wainwright, or any of the Acquired Companies any bona fide third party Proceeding reasonably likely of success (a) involving any challenge to, or seeking damages or other relief in connection with, any of the Contemplated Transactions, or (b) that may have the effect of preventing, delaying, making illegal, or otherwise interfering with any of the Contemplated Transactions.

8.6  Fairness Opinion. Concierge shall have received the opinion of Cogent to the effect that, as of the date hereof, and based upon and subject to the limitations and assumptions set forth in such opinion, the Purchase Price to be paid by Concierge pursuant to this Agreement is fair, from a financial point of view, to the holders of shares of Concierge.

8.7  Independent Advisory Committee. The independent advisory committee (the “Advisory Committee”) appointed by Concierge shall have reviewed and approved the terms of the Contemplated Transactions (including the Per-Share Price and the consideration to be received by the Wainwright Sellers hereunder), and determined that the Contemplated Transactions are in the best interest of Concierge and the Concierge Shareholders.

ARTICLE IX
CONDITIONS PRECEDENT TO SELLERS’ and wainrwright’s OBLIGATION TO CLOSE

Sellers’ obligation to sell the Wainwright Shares and to take the other actions required to be taken by Sellers at the Closing, and Wainwright’s obligation to take actions required of it at the Closing, are subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may, to the extent permitted by applicable Legal Requirements, be waived by Sellers, Wainwright, in whole or in part, as long as such waiver is in writing):

9.1  Accuracy of Representations. All of the representations and warranties set forth in Article V (considered collectively), and each of such representations and warranties (considered individually), must have been accurate as of the date of this Agreement, and must be accurate as of the Closing Date as if made on the Closing Date, in each case giving effect to the Concierge Disclosure Letter or any supplement thereto, to the extent such inaccuracies would not, individually or in the aggregate, have a Concierge Material Adverse Effect.

9.2  Concierge’s Performance.

(a) All of the covenants and obligations that Concierge is required to perform or to comply with pursuant to this Agreement at or prior to the Closing (considered collectively), and each of such covenants and obligations (considered individually), must have been performed and complied with in all material respects.

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(b) Concierge must have delivered each of the documents required to be delivered by Concierge pursuant to Section 2.4 (except to the extent release of same is conditioned upon occurrence of Closing).

9.3  Concierge Shareholder Approval. The Shareholder Approval shall have been obtained in accordance with Nevada law, and the definitive Schedule 14C shall have been mailed to shareholders of Concierge in accordance with SEC rules and Nevada law..

9.4  Consents. Each of the Consents denoted by an asterisk (*) in Part 5.2 of the Concierge Disclosure Letter must have been obtained and must be in full force and effect.

9.5  No Proceedings. As of the proposed Closing Date, there must not be pending against Concierge any bona fide third party Proceeding reasonably likely of success (a) involving any challenge to, or seeking damages or other relief in connection with, any of the Contemplated Transactions, or (b) that may have the effect of preventing, delaying, making illegal, or otherwise interfering with any of the Contemplated Transactions.

9.6  Cogent Materials and Schedule 14C. Each Seller shall have received a copy of the Cogent fairness opinion, any other valuation or related materials provided by Cogent to the Concierge Board, a copy of the definitive Schedule 14C mailed to Concierge Shareholders and, based upon a review of such materials, shall in its discretion elect to proceed with the sale of Wainwright Shares owned by such Seller.

ARTICLE X
TERMINATION

10.1  Termination Events. This Agreement may, by notice given prior to or at the Closing, be terminated:

               (a) by either Concierge, on the one hand, or Wainwright and Sellers, on the other hand, if a material breach of any provision of this Agreement has been committed by the other party and such breach has not been waived; provided, however, that the breaching party shall have thirty (30) days from the date of receipt of written notice of such breach from the non-breaching party in which to cure such breach;

(b) (i) by Concierge if any of the conditions in Article VIII have not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of Concierge to comply with its obligations under this Agreement) and Concierge has not waived such condition on or before the Closing Date; or (ii) by Wainwright and Sellers, acting through Wainwright, if any of the conditions in Article IX has not been satisfied of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of Sellers to comply with their obligations under this Agreement) and Sellers and Wainwright have not waived such condition on or before the Closing Date;

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(c) by mutual consent of Concierge, Wainwright and Sellers; or

(d) by either Concierge, on the one hand, or Wainwright and the Sellers, on the other hand, if the Closing has not occurred (other than through the failure of any party seeking to terminate this Agreement to comply fully with its obligations under this Agreement) on or before December 31, 2016, or such later date as the parties may agree upon, in writing.

10.2  Effect of Termination. If this Agreement is terminated pursuant to Section 10.1, all further obligations of the parties under this Agreement will terminate, except that the obligations in Sections 12.1 and 12.3 will survive; provided, however, that if this Agreement is terminated by a party because of the breach of the Agreement by the other party or because one or more of the conditions to the terminating party’s obligations under this Agreement is not satisfied as a result of the other party’s failure to comply with its obligations under this Agreement, the terminating party’s right to pursue all legal remedies will survive such termination unimpaired.

ARTICLE XI
INDEMNIFICATION; REMEDIES

11.1  Survival. All representations, warranties, covenants, and obligations in this Agreement will survive the Closing; provided, however, that the right to be indemnified for any breach of a representation, warranty, covenant or other obligation shall be limited as set forth herein.

11.2  Indemnification and Payment of Damages by Sellers.

(a) If the Closing occurs, each Seller, severally and not jointly, shall indemnify and hold harmless Concierge and its Representatives, stockholders, controlling persons, and Affiliates (collectively, the “Concierge Indemnified Parties”) for the amount of any loss, Liability, claim, damage, expense (including reasonable costs of investigation and defense and reasonable attorneys’ fees) (collectively, “Damages”), arising from any breach of any representation or warranty made by such Seller in Article III of this Agreement.

(b) If the Closing occurs, the Sellers, severally and not jointly (according to their respective Indemnification Percentages), shall indemnify and hold harmless the Concierge Indemnified Parties for, and will pay to the Concierge Indemnified Parties the amount of, any Damages resulting from:

(i)
any breach of any representation or warranty contained in Article IV of this Agreement; and
(ii)
any breach of any covenant or obligation of Wainwright in this Agreement.

11.3  Indemnification and Payment of Damages By Concierge. If the Closing occurs, Concierge will indemnify and hold harmless Sellers and their respective Representatives, stockholders, controlling persons, and Affiliates (collectively, the “Seller Indemnified Parties”) for any Damages arising, directly or indirectly, from or in connection with (a) any breach of any representation or warranty made by Concierge in this Agreement, and (b) any breach by Concierge of any covenant or obligation of Concierge in this Agreement. Such indemnification shall be payable to Sellers according to their respective Pro Rata Shares.

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11.4  Time Limitations. If the Closing occurs, no Seller will have any liability (for indemnification or otherwise) with respect to any representation or warranty (other than those in Sections 3.2, 3.3, 3.4, 4.2(a), 4.3, 4.6 or 4.16), or any covenant or obligation to be performed and complied with prior to the Closing Date, unless on or before the first anniversary of the Closing Date, Concierge notifies Sellers of a claim specifying the factual basis of that claim in reasonable detail to the extent then known by Concierge. A claim with respect to Section 4.6 may be made at any time prior to the thirtieth (30th) day immediately following the expiration of the applicable statute of limitations that applies to the relevant matter in question. A claim with respect to Sections 3.2, 3.3, 3.4, 4.2(a), 4.3 or 4.16 may be made at any time. If the Closing occurs, Concierge will have no liability (for indemnification or otherwise) with respect to any representation or warranty (other than those in Sections 5.2(a), 5.3, 5.6 or 5.16), or covenant or obligation to be performed and complied with prior to the Closing Date, unless on or before the first anniversary of the Closing Date, Sellers notify Concierge of a claim specifying the factual basis of that claim in reasonable detail to the extent then known by Sellers. A claim with respect to Sections 5.2(a), 5.3 or 5.16) may be made at any time. A claim with respect to Section 5.6 may be made at any time prior to the thirtieth (30th) day immediately following the expiration of the applicable statute of limitations that applies to the relevant matter in question.

11.5  Limitations on Amount – Sellers.

(a) No Seller will have any liability (for indemnification or otherwise) with respect to the matters described in Section 11.2(b)(i) or, to the extent relating to any failure to perform or comply prior to the Closing Date, Section 11.2(b)(ii), until the total of all Damages with respect to such matters exceeds two percent (2%) of the aggregate value (based on the Concierge Per Share Price) of the Purchase Price actually issued by Concierge to Sellers (the “Deductible”), and then only for the amount by which such Damages exceed the Deductible; provided, however, that in no event shall the aggregate amount payable by the Sellers under Section 11.2(b)(i) and (b)(ii) exceed $8,500,000 (the “Cap”).

(b) Notwithstanding anything to the contrary contained herein, (i) all obligations of Sellers to make indemnification payments under this Article XI shall be satisfied by the transfer from Sellers to Concierge of Concierge Shares having an aggregate value (based on the Concierge Per-Share Price) equal to the amount of indemnification owed; (ii) in no event shall any Seller be liable for indemnification under Section 11.2(a) in excess of the value of the Concierge Shares actually received by such Seller (based on the Concierge Per Share Price); and (iii) in no event shall any Seller be liable for indemnification under Section 11.2(b) for an amount in excess of such Seller’s Indemnification Percentage of the amount of indemnification fully and finally determined to be due and payable to a Concierge Indemnified Party thereunder (but subject at all times to the limitations set forth in this Article XI).

11.6  Limitation on Amount – Concierge. Concierge will have no liability (for indemnification or otherwise) with respect to the matters described in Section 11.3(a) or, to the extent relating to an alleged failure to perform any covenant prior to the Closing Date, Section 11.3(b), until the total of all Damages with respect to such matters exceeds the Deductible, and then only for the amount by which such Damages exceed the Deductible; provided, however, that in no event shall the aggregate amount payable by Concierge under Section 11.3(a) exceed the Cap.

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11.7  Additional Limitations. The rights of the Seller Indemnified Parties and Concierge Indemnified Parties to be indemnified under this Article XI shall be subject to the following limitations:

(a) No party shall be entitled to recover Damages (i) for punitive, exemplary or special damages of any nature, (ii) for indirect or consequential damages, including damages for lost profit, lost business opportunity or damage to business reputation, or (iii) relating to or arising out of any act or omission of the indemnified party after the date of Closing.

(b) No party shall be entitled to recover under this Article XI for any Damages to the extent such Damages arise out of any changes, after the Closing Date, in applicable Legal Requirements or GAAP, or the interpretations thereof.

(c) The Concierge Indemnified Parties shall not be entitled to recover under this Article XI for Damages to the extent that the basis for such Damages is adequately provided or accounted for or reflected in the Wainwright Balance Sheet.

(d) In no event may a party recover any Damages under one section of this Agreement to the extent Damages with respect to the same matter have been previously recovered under any other section of this Agreement.

(e) In addition to, and not in limitation of any other provision herein, each party will use its commercially reasonable efforts to mitigate any Damages with respect to which it may be entitled to seek indemnification pursuant to this Agreement, and no party shall be entitled to indemnification for Damages to the extent it can be demonstrated that such Damages would not have occurred but for the failure of the party seeking indemnification to mitigate as herein provided.

(f) If any indemnified party is indemnified for any Damages pursuant to this Agreement with respect to any Third Party Claim, then the indemnifying party will be subrogated to all rights and remedies of such indemnified party against such third party and any other party with respect to the matter forming the basis for the Third Party Claim, and the indemnified party will cooperate with and assist the indemnifying party in asserting all such rights and remedies against such parties (with the benefits of any recovery to be distributed to the indemnifying party).

11.8  Exclusive Remedies. If the Closing occurs, the remedies set forth in this Article XI shall be the exclusive remedies of the parties for any breach of his Agreement.

11.9  Characterization of Payments. Any payment made to a Concierge Indemnified Party or a Seller Indemnified Party pursuant to this Article XI shall be treated as an adjustment of the Purchase Price for all purposes, including Tax purposes, to the maximum extent permitted by applicable Legal Requirements.

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11.10  Procedure for Indemnification – Third Party Claims.

(a) Promptly after receipt by an indemnified party under Section 11.2 or 11.3 of notice of the commencement by a third party of any Proceeding against it (a “Third Party Claim”), such indemnified party will, if a claim is to be made against an indemnifying party under such Section, promptly give notice to the indemnifying party of the commencement of such Proceeding (a “Third Party Claim Notice”).

(b) If any Third Party Claim is brought against a party and such party gives Third Party Claim Notice to the indemnifying party of the commencement of the Proceeding forming the basis of the Third Party Claim, the indemnifying party will be entitled to participate in such Proceeding and, to the extent that it wishes (unless the indemnifying party is also a party to such Proceeding and the indemnified party is advised in writing by its counsel that joint representation would be inappropriate under applicable standards of professional conduct), or (ii) the indemnifying party fails to provide reasonable assurance to the indemnified party of its financial capacity to defend such Proceeding and provide indemnification with respect to such Proceeding), to assume the defense of such Proceeding and, after notice from the indemnifying party to the indemnified party of its election to assume the defense of such Proceeding, the indemnifying party will not be liable to the indemnified party under this Article XI for any fees of other counsel or any other expenses with respect to the defense of such Proceeding subsequently incurred by the indemnified party in connection with the defense of such Proceeding. If the indemnifying party assumes the defense of a Proceeding, no compromise or settlement of such claims may be effected by the indemnifying party without the indemnified party’s consent unless (A) there is no finding or admission of any violation of Legal Requirements, and (B) the sole relief provided is monetary damages that are paid in full by the indemnifying party. If a Third Party Claim Notice is given to the indemnifying party and the indemnifying party does not, within ten (10) days after the Third Party Claim Notice is given, give notice to the indemnified party of its election to assume the defense of such Proceeding, the indemnified party shall proceed with the defense of such Third Party Claim; provided, however, that no compromise or settlement of such claims may be effected by the indemnified party without the indemnifying party’s consent.

(c) Notwithstanding the foregoing, if an indemnified party determines in good faith that there is a reasonable probability that a Proceeding may adversely affect it or its Affiliates other than as a result of monetary damages for which it would be entitled to indemnification under this Agreement, the indemnified party may, by notice to the indemnifying party, and at its sole cost and expense, participate in the defense, compromise or settlement of such Proceeding.

11.11  Procedure for Indemnification – Other Claims. A claim for indemnification for any matter not involving a Third Party Claim may be asserted by notice to the party from whom indemnification is sought.

ARTICLE XII
GENERAL PROVISIONS

12.1  Expenses. Except as otherwise expressly provided in this Agreement, each party to this Agreement will bear its respective expenses incurred in connection with the preparation, negotiation and execution of, and performance of its obligations under, this Agreement, including all fees and expenses of its Representatives; provided, however, that for the avoidance of doubt, Concierge shall pay the full amount of the filing fee required in connection with any filings (if any) required under the HSR Act. In the event of termination of this Agreement, the obligation of each party to pay its own expenses will be subject to any rights of such party arising from a breach of this Agreement by another party.

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12.2  Public Announcements. Any public announcement or similar publicity with respect to this Agreement or the Contemplated Transactions will be made, if at all, at such time and in such manner as Concierge and Wainwright mutually agree, unless otherwise required by applicable Legal Requirements. Wainwright and Concierge will consult with each other concerning the means by which the Acquired Companies’ employees, customers, and suppliers and others having dealings with the Acquired Companies will be informed of the Contemplated Transactions, and Concierge will have the right to be present for any such communication.

12.3  Confidentiality. Between the date of this Agreement and the Closing Date, except as expressly contemplated by this Agreement, each of Concierge and Wainwright shall continue to be bound by the terms of the Confidentiality Agreement. If the Contemplated Transactions are not consummated, each party will return or destroy as much of such written information as the other party may reasonably request, and each Party will continue to be bound by the Confidentiality Agreement in accordance with its terms.

12.4  Notices. All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by telecopier (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate by notice to the other parties):

Concierge Technologies, Inc.
29115 Valley Center Rd., K-206
Valley Center, CA 92082
Attn: David Neibert, CEO
Fax: 888.312.0124

With a copy to:

Horwitz + Armstrong, A Professional Law Corporation
14 Orchard, Suite 200
Lake Forest, CA 92630
Attn: Lawrence W. Horwitz, Esq.
Fax: 949.540.6578

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Wainwright:

Wainwright Holdings, Inc.
Wainwright Inc.
1999 Harrison Street
Suite 1530
Oakland, CA 94612
Attention: Nick Gerber
Facsimile No: 925.376.3490

with a copy to:
Sutherland Asbill & Brennan LLP
700 Sixth St. NW
Washington, DC 20001
Attention: James M. Cain, Esq.
Facsimile No.: 202.637.3593

Sellers:

See signature pages of Sellers on Investor Questionnaires

12.5  Jurisdiction; Service of Process. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any of the parties in the courts of the State of California, Orange County, or, if it has or can acquire jurisdiction, in the United States District Court located in Orange County, California, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

12.6  Further Assurances. The parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

12.7  Waiver. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

12.8  Entire Agreement and Modification. This Agreement supersedes all prior agreements between the parties with respect to its subject matter (other than the Confidentiality Agreement, which shall, except as expressly contemplated by this Agreement, remain in full force and effect) and constitutes (along with the documents referred to in this Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the party to be charged with the amendment.

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12.9  Disclosure Letters. Notwithstanding anything in this Agreement to the contrary, the mere inclusion of an item as an exception to a representation or warranty in the Wainwright Disclosure Letter or Concierge Disclosure Letter, as applicable, shall not be deemed an admission that such item represents a material exception or material fact, event or circumstance or that such item has had or would be reasonably likely to have a Wainwright Material Adverse Effect, Fund Material Adverse Effect or a Concierge Material Adverse Effect, as applicable. Each part of the Wainwright Disclosure Letter and Concierge Disclosure Letter shall be numbered to correspond with the sections and subsections contained in this Agreement; provided, however, that the disclosure in any Part of the Wainwright Disclosure Letter and Concierge Disclosure Letter, as applicable, shall qualify (i) the corresponding section or subsection, as the case may be, of this Agreement, (ii) other sections or subsections of this Agreement to the extent specifically cross-referenced in such section or subsection thereof, and (iii) other sections or subsections of this Agreement to the extent that such disclosure would be applicable to such other sections or subsections.

12.10  Assignments, Successors, and No Third-Party Rights. Neither party may assign any of its rights under this Agreement without the prior consent of the other parties. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties. Nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

12.11  Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

12.12  Section Headings; Construction. The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to “Section” or “Sections” refer to the corresponding Section or Sections of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word “including” does not limit the preceding words or terms.

12.13  Governing Law. This Agreement will be governed by the laws of the State of California without regard to conflicts of laws principles.

12.14  Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

[Signature pages follow]

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                IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

CONCIERGE TECHNOLOGIES, INC.

By:
Its:

WAINWRIGHT HOLDINGS, INC.

By:
Its:

[signature page to Stock Purchase Agreement]

THE NICHOLAS & MELINDA GERBER LIVING TRUST

__________________________
By:
Its:

[signature page to Stock Purchase Agreement]

GERBER FAMILY IRREVOCABLE TRUST

__________________________
By:
Its:

[signature page to Stock Purchase Agreement]

__________________________
Jeremy Gerber

__________________________
Belinda Gerber

[signature page to Stock Purchase Agreement]

__________________________
Eliot Gerber

__________________________
Sheila Gerber

[signature page to Stock Purchase Agreement]

SCHOENBERGER FAMILY TRUST

__________________________
By:
Its:

[signature page to Stock Purchase Agreement]

YEE-NGIM FAMILY TRUST

__________________________
By:
Its:

[signature page to Stock Purchase Agreement]

__________________________
Robert Nguyen

__________________________
Mitzi Wong-Nguyen

[signature page to Stock Purchase Agreement]

 EXHIBIT A

FUNDS

1.
United States Oil Fund, LP
2.
United States Natural Gas Fund, LP
3.
United States 12 Month Oil Fund, LP
4.
United States Gasoline Fund, LP
5.
United States Diesel-Heating Oil Fund, LP
6.
United States Diesel-Heating Oil Fund, LP
7.
United States Short Oil Fund, LP
8.
United States 12 Month Natural Gas Fund, LP
9.
United States Brent Oil Fund, LP
10.
United States Commodity Index Fund
11.
United States Copper Index Fund
12.
United States Agriculture Index Fund
13.
United States Canadian Crude Oil Index Fund
14.
REX USCF MLP Index Fund
15.
REX S&P MLP Inverse Fund
16.
Stock Split Index Fund
17.
USCF INDXX Restaurant Leaders ETF
18.
USCF Dynamic Commodity Index ETF
19.
United States Commodity Index Funds Trust
20.
USCF Funds Trust
21.
USCF ETF Trust
22.
USCF Mutual Funds Trust

 EXHIBIT B

WAINWRIGHT SHARES; PRO RATA PERCENTAGES;
INDEMNIFICATION PERCENTAGES AND CONCIERGE SHARES

[INFORMATION REDACTED]

EXHIBIT B
FAIRNESS OPINION

VIA ELECTRONIC MAIL (dneibert@conciergetechnology.net)

October 5, 2016

Board of Directors
Concierge Technologies, Inc.
C/o Mr. David W. Neibert
Chief Financial Officer
29115 Valley Center Rd., K-206
Valley Center, CA 92082

Re:
Fairness Opinion for Concierge Technologies, Inc.

Cogent Valuation has been retained by Concierge Technologies, Inc. a Nevada corporation, (“Concierge” or the “Company”) to render its opinion as to the fairness, from a financial point of view, of the terms of a proposed transaction on behalf of the minority common stockholders of Concierge in connection with a proposed acquisition whereby Concierge will acquire Wainwright Holdings, Inc., a Delaware corporation,  (“Wainwright”), and Wainwright and its affiliated firms will operate as a subsidiary of Concierge ( the “Transaction”). Concierge, founded in 1996 and traded under the symbol “CNCG” on the OTC QB exchange, operates through its wholly owned subsidiaries: 1) Gourmet Foods, Ltd. in Tauranga, New Zealand, a commercial-scale manufacturer and distributor of New Zealand gourmet meat pies; 2) Brigadier Security Systems, a security alarm servicing company located in Saskatoon, Canada; and 3) Kahnalytics, Inc. a US based provider of live streaming mobile video, vehicle tracking and driver behavior data.  Wainwright is a Delaware holding company that holds the following two LLC’s as primary assets: 1) United States Commodity Funds, LLC, a commodity pool operator formed in 2005 with approximately $4.7 billion in assets under management; and 2) USCF Advisers, LLC, a registered investment advisor that manages the Stock Split Index Fund with approximately $5.0 million in assets under management.

The Transaction

On September 19, 2016, Concierge entered into a share purchase agreement with Wainwright and certain Wainwright shareholders holding 97% of the total issued and outstanding shares of Wainwright wherein those Wainwright shareholders agreed to sell their Wainwright shares to Concierge in exchange for newly issued Concierge shares. Nicholas Gerber is a principal shareholder of both Concierge and Wainwright. Prior to the closing, Concierge intends to make offers to acquire the remaining Wainwright shares. The purchase price for the purchase of the Wainwright shares, assuming that all of the Wainwright shareholders ultimately agree to sell their Wainwright shares, will be the issuance of a total of (a) 818,799,976 shares of Concierge’s common stock, and (b) 9,354,118.85 shares of Concierge’s Series B Preferred Stock. On the closing, the Wainwright shareholders that have agreed to sell their Wainwright shares will become shareholders of Concierge. Also on the closing, Wainwright and its subsidiaries will become subsidiaries of Concierge. Wainwright owns United States Commodity Funds LLC, a commodity pool operator, and USCF Advisors LLC, a registered investment advisor. The Wainwright acquisition is consistent with Concierge’s overall goal to expand its business by acquiring profitable, established companies.

Concierge Technologies, Inc. Board of Directors
C/o Mr. David W. Neibert
October 5, 2016

You have asked Cogent Valuation to perform the following three tasks in connection with the Transaction (the “Assignment”):

1.   Perform a fairness analysis and document our conclusions of the Transaction’s fairness from a financial point of view of the terms of the acquisition including the appropriate exchange ratio of the number of Concierge common shares to be exchanged for each common share of Wainwright in the Transaction;

2. Derive the fair market value of Wainwright, and provide the description of Cogent Valuation’s methodologies, analysis and conclusion; and

3. Determine the exchange ratio of the Concierge common stock, based upon its post-Transaction value, to the Wainwright common stock, based on its pre-Transaction fair market value.

Certain Information

In performing our analysis of the Transaction and the determination of the fairness of its terms to the common shareholders of Concierge, Cogent Valuation has, among other things, reviewed and incorporated relevant material and applicable information from the following documents:

Concierge Technologies, Inc.t;

1.
Allocation of shares;
2.
Certificate of Amendment to Articles of Incorporation dated December 23, 2010;
3.
Form 10-K for fiscal years ending: June 30, 2015; June 30, 2014; June 30, 2013; June 30, 2012; June 30, 2011; and June 30, 2010;
4.
Form 10-Q for the quarterly period ended December 31, 2015;
5.
Form 10-Q for the quarterly period ended March 31, 2016;
6.
Form 8-K/A dated June 2, 2016;
7.
Form 8K dated September 19, 2016; August 11, 2016; June 8, 2016; December 14, 2015; July 29, 2015; May 29, 2015; and May 7, 2015;
8.
Trading volumes and stock prices from September 2015 through September 2016;
9.
Executed copy of the Stock Purchase Agreement dated September 19, 2016;
10.
Certificate of record of Series A Convertible Voting Preferred Stock;
11.
Articles of Incorporation; and
12.
Certificate of Designation for Series B Preferred Stock;

Concierge Technologies, Inc. Board of Directors
C/o Mr. David W. Neibert
October 5, 2016

Brigadier Security Systems

1.
Active Customer list as of June 1, 2016;
2.
Assembled Workforce as of August 31, 2016;
3.
List of brand names and vendor relationships;
4.
Financial statements as of May 31, 2016;
5.
Authorized Security Dealer Agreement between Saskatchewan Telecommunications and Brigadier dated May 14, 1999;
6.
Confidential Offering Memorandum presented by Pacific Mergers and Acquisitions, Inc. dated July 16, 2015;
7.
Interim Financial Statements as of January 31, 2016 (unaudited);
8.
Estimated operating budget for FYE 2016 through 2021 as of September 23, 2016;
9.
Allocation of Purchase Price;
10.
Inventory list as of June 30, 2016;
11.
Balance sheet as of June 1, 2016;
12.
Income Statement and Balance Sheet for the one-month period ended June 30, 2016;
13.
Stock Purchase Agreement by and among Concierge, Brigadier, and the shareholders of the preferred and common stock of Brigadier dated May 27, 2016;
14.
Customer list and three-year sales;
15.
Authorized Security Dealer Agreement between SecurTek Monitoring Solutions and Elite Security 2000 Ltd, and Brigadier dated March 14, 2005;
16.
Interim Financial Statements for period ended April 30, 2016 (unaudited);
17.
Monthly Sales Projections for 2016 through 2020;
18.
SecurTek Monitoring Solutions’ notice of decision not to exercise Right of First Refusal dated March 17, 2016;
19.
Authorized Security Dealer Agreement for Elite Security and Brigadier dated March 30, 2016; approving the transfer of Elite/Brigadier’s ownership of their security businesses to Concierge.

Kahnalytics, Inc.

1.
Balance sheet as of June 30, 2016;
2.
Balance sheet as of August 31, 2016;
3.
Income statement from July 1, 2016 through August 31, 2016;
4.
Income statement from July 1, 2015 through June 30, 2016;
5.
Projected monthly income statements for the months ending June 30, 2016 through June 30, 2018;
6.
Reseller Agreement dated August 8, 2016 between Kahnalytics, Inc. and OmniCam;
7.
Strategic Overview Growth Initiative 2016 report dated April 6, 2016;

Concierge Technologies, Inc. Board of Directors
C/o Mr. David W. Neibert
October 5, 2016

8.
Omnicam and Collision Avoidance Systems presentation;
9.
Contract between Kore Telematics, Inc. and Kahnalytics dated April 18, 2016;
10.
Reseller Agreement dated June 22, 2016 between Kahnalytics, Inc. and Planet Halo; and
11.
Software License Agreement.

Gourmet Foods

1.
Agreement for Sale and Purchase of Shares dated July 29, 2015;
2.
Purchase Price Allocation as of August 1, 2015;
3.
Historical Financial Statements as of July 31, 2015; March 31, 2015; and March 31, 2014;
4.
Projected Income Statements for the eight-month period ended March 31, 2016 and for the fiscal years ending March 31, 2017 through 2025;
5.
Appraisal report prepared by Asset Valuations Ltd. dated June 5, 2015;
6.
Annual wage and salary estimate for year 2017; and
7.
Weekly sales by trade reports.

Wainwright Holdings, Inc.

1.
Amended and Restated Bylaws dated as of November 21, 2014;
2.
Sixth Amended and Restated Limited Liability Company Agreement of United States Commodity Funds LLC dated May 15, 2015;
3.
2016 Wainwright Shareholder Data;
4.
Concierge’s Support for the Development of the Purchase Price for Wainwright;
5.
Audited financial statements for Wainwright Holdings, Inc. for the fiscal years ending December 31, 2013 through; 2015;
6.
Historical unaudited financial statements for the period January 1, 2016 through August 15, 2016 for United States Commodity Funds, LLC and for USCF Advisers, LLC;
7.
Projected Income Statements for the fiscal years ending December 31, 2017 through 2021 for United States Commodity Funds, LLC and for USCF Advisers, LLC;
8.
Consolidated historical income statements and balance sheets for Wainwright Holdings, Inc. for the fiscal years ending December 31, 2014 and 2015 and for the period January 1, 2016 through August 15, 2016;
9.
Audited financial statements for SFA Holdings, Inc. for the fiscal years ending December 31, 2014 and 2015; and
10.
Operating income and expense projections for Wainwright Holdings, Inc. at the holding company level for the fiscal years ending June 30, 2016 through 2021 and a summary of historical distributions for Wainwright Holdings, Inc. and United States Commodity Funds, LLC between January 1, 2014 through August 15, 2016; and
11.
Valuation report of SFA Holdings, Inc. as of December 31, 2015 prepared by GlassRatner Advisory & Capital Group LLC.

Concierge Technologies, Inc. Board of Directors
C/o Mr. David W. Neibert
October 5, 2016

The Transactional Analysis

Cogent Valuation has completed its analysis, concluded the fairness of the Transaction from a financial point of view, and delivers this fairness letter to the Board of Directors of Concierge on behalf of the common shareholders of Concierge based, in part, on the consideration of the material and information described herein (the “Opinion”).

For the preparation of the fairness opinion, Cogent Valuation has relied upon the financial and securities information provided by the Company, or its advisors and representatives, in the course of this investigation, without further verification, as correctly reflecting the Company’s business, assets, liabilities, financial condition, operating results and future prospects for the respective periods, except as specifically noted herein. In addition, Cogent Valuation considered (1) the Company’s operations and business condition prior to the Transaction; (2) the Company’s historical financial statements for the fiscal years ending June 30, 2010 through June 30, 2015 and the 10-Q quarterly reports for the periods ending December 31, 2015 and March 31, 2016; (3) financial projections for the three operating subsidiaries of Concierge; (4) a copy of the Stock Purchase Agreement by and among Concierge Technologies, Inc. and Wainwright Holdings, Inc. et al; and (5) such other information, financial information, analysis, documents, and operating data that we deemed relevant to this engagement.

Cogent Valuation assumed the information provided was complete and accurate, fairly representing the financial position, prospects and related facts of the Company as of August 15, 2016 (the “Date of Value”).  The validity of this valuation is dependent upon the accuracy of the information provided by Management and Management’s full and adequate disclosure of all relevant information pertaining to the Company, its current business, financial condition, and prospects and other factors known by Management to be relevant to Concierge’s business.  Cogent Valuation used conceptually sound methods in this fairness analysis and applied them in a manner consistent with industry norms and practices.

In this analysis, internal and external factors influencing the value and prospects of Concierge as well as an ownership interest in the Company were analyzed.  Internal factors included the subsidiaries’ operating performance, financial condition, and future prospects.  The characteristics of the Company’s equity securities, including the various rights and privileges of the Common and Series A and B of the Preferred Class, and the Company’s capital structure were considered in this fairness analysis.

Cogent Valuation utilized the discounted cash flow analysis of the income approach to determine the fair market value of each of the Concierge subsidiaries pre-transaction and aggregated the values to develop the fair market value of Concierge and together with the fair market value of Wainwright, determined the post transaction value of Concierge.

Concierge Technologies, Inc. Board of Directors
C/o Mr. David W. Neibert
October 5, 2016

Valuation of Wainwright Holdings, Inc.

Valuation Methodology
Cogent Valuation performed a valuation of the fair market value of Wainwright Holdings, Inc. (“Wainwright”) as of August 15, 2016 (the “Date of Value”). Wainwright is a Delaware holding company that holds the following two LLC’s (together the “LLCs”) as primary assets: 1) United States Commodity Funds, LLC (“USCF”), a commodity pool operator formed in 2005 with approximately $4.7 billion in assets under management; and 2) USCF Advisers, LLC (“Advisers”), a registered investment advisor that manages the Stock Split Index Fund (TOFR), which has approximately $5.0 million assets under management. In addition to the LLCs, Wainwright holds an interest in one privately held company, SFA Holdings, Inc. (“SFA Holdings”), as well as promissory notes issued by Concierge Technologies, Inc. and Type A Machines (together, the “Promissory Notes”) for $1.0 million and $150,000, respectively. To calculate the fair market value of Wainwright, Cogent Valuation performed a valuation of the LLCs, SFA Holdings, and the operating cash flows of Wainwright at the holding company level (the “Wainwright Holdings’ Cash Flows”). The value of the LLCs, SFA Holdings, and Wainwright Holdings’ Cash Flows were summed with the face value of the Promissory Notes to determine the fair market value of Wainwright as of the Date of Value. The valuation of the LLCs, SFA Holdings, and Wainwright Holdings’ Cash Flows are discussed in the following paragraphs.

United States Commodity Funds
Cogent Valuation valued USCF using the following three methodologies: 1) the Income Approach, which was based on the H-Model1 to the calculate the terminal value of Wainwright using Wainwright’s terminal year cash flow; 2) the Market Approach; and 3) the Transaction Approach.

For the Income Approach, the H-Model was used to calculate a terminal value for USCF. The terminal value of USCF was based on the projected cash flows for USCF as of December 31, 2021. Management provided projected income statements for the fiscal years ending (“FYE”) December 31, 2016 through 2021. The inputs applied in the H-model were as follows: a) net free cash flows in 2021 of $10,542,321; b) equity discount rate of 17.4% calculated using the Capital Asset Pricing Model; c) short term growth rate of 10.0%; d) long term growth rate of 5.0%; and d) H factor of 2.5. The above inputs resulted in a future terminal value of $99.9 million, which was summed with the future net cash of $5.7 million, and discounted to the Date of Value using the derived 17.4% discount rate. The present terminal value of $48.3 million was summed with the present value of interim cash flows of $27.2 million to calculate an indicated fair market value for USCF of $75.8 million (rounded) using the Income Approach.

1 The H-Model is a variation of the Dividend Discount Model, which assumes that growth begins at a super-normal rate and declining linearly over a specified period (“T”) to a stabilized long-term growth rate. The H-Model is calculated as follows: Value = NFCF*(1+long term growth rate)/(discount rate-long term growth rate)+NFCF*(T/2)*(short term growth rate-long term growth rate)/(discount rate-long term growth rate).

Concierge Technologies, Inc. Board of Directors
C/o Mr. David W. Neibert
October 5, 2016

For the Market Approach, Cogent applied a forward enterprise value to revenue (“EV/Revenue”) multiple of 2.4x at the median of the range of the Guideline Public Companies to USCF’s FYE 2016 revenues to calculate an indication of value for Wainwright as of the Date of Value. The Guideline Public Companies consist of eight publicly traded companies operating in the asset management industry whose operations, management, and financial structure were deemed to be most similar to USCF. Applying a 2.4x EV/Revenue multiple to USCF’s 2016 revenues of $24.9 million resulted in a $60.3 million enterprise value. The $60.3 million enterprise value was summed with USCF’s net cash as of the Date of Value of $5.7 million, resulting in an equity value indication of $66.0 million. Cogent added a 28.0% premium for control, which was selected from the minimum of the range of the indicated premiums paid in transactions involving majority interests in target companies in the asset management industry. The indicated fair market value for USCF was $84.5 million (rounded) using the Market Approach.

For the Transaction Approach, Cogent selected an EV/Revenue multiple of 3.5x at the third quartile of the range of 21 selected transactions involving majority interests of target companies in the asset management industry (the “Transactions”) to apply to USCF’s 2016 revenues of $24.9 million, which resulted in an enterprise value of $87.2 million. The resulting enterprise value was summed with the future net cash of $5.7 million and discounted to the Date of Value, resulting in a present equity value of $87.5 million. The present equity value was summed with the present value of interim cash flows of $1.5 million, resulting in an indicated fair market value of $89.0 million for USCF (rounded) using the Transaction Approach.

Cogent’s analysis produced the following indications of value under the three methodologies described above: 1) $75.8 million from the Income Approach; 2) $84.5 million for the Market Approach; and 3) $89.0 million for the Transaction Approach. The three resulting indications of value were averaged to calculate an indicated equity value for Wainwright of $83.1 million.

In addition, USCF holds equity investments of $973 in two Stifel, Nicolaus & Company accounts (the “Stifel Investments”). The Stifel Investments consist of commodity index funds and large cap stocks and were valued by adjusting the net asset value (“NAV”) of the underlying assets through application of a discount for lack of control to determine the value of USCF’s interest in the Stifel Investments at the marketable, minority value. Cogent selected a group of comparable closed-end specialized equity mutual funds (“Specialized CEFs”) and used the market pricing of the Specialized CEFs as a proxy for USCF’s interest in the Stifel Investments. A discount to NAV multiple at the median of the range of the Specialized CEFs of 0.91x was selected to apply to the $973 NAV of the Stifel Investments, resulting in fair market value of $885.

The fair market value of USCF of $83.1 million was summed with the fair market value of the Stifel Investments of $885, resulting in a concluded fair market value for USCF of $83.1 million.

USCF Advisers, LLC
Given the early-stage nature of Advisers, Cogent valued the interest in Advisers using the Income Approach based on the H-Model to calculate a terminal value for Advisers. The terminal value of Advisers was based on the projected cash flows for Advisers as of December 31, 2022. Management provided projected income statements for the FYE December 31, 2016 through 2021. Projections for FYE 2022 were estimated by Cogent. The inputs applied in the H-model were as follows: a) net free cash flows in 2022 of $170,467; b) equity discount rate of 23.9% calculated using the Capital Asset Pricing Model; c) short term growth rate of 80.0%; d) long term growth rate of 5.0%; and d) H factor of 2.5. The above inputs resulted in a future terminal value of $2.6 million, which was discounted to the Date of Value using the derived 23.9% discount rate. The present terminal value of $927,512 was summed with the present value of interim cash flows of negative $448,004 and the present value of Advisers’ net operating loss benefit of $72,176 to conclude the fair market value of Advisers of $552,000 (rounded).

Concierge Technologies, Inc. Board of Directors
C/o Mr. David W. Neibert
October 5, 2016

SFA Holdings, Inc.
Management provided Cogent with the marketable, minority value of the common stock for SFA Holdings of $5.24 per share as of December 31, 2015 (the “SFA Valuation Date”). The marketable, minority value of the common stock was determined by the SFA Holdings’ Board of Directors (“SFA Board of Directors”) based on the valuation performed by GlassRatner, which determined that the fair market value of SFA Holdings was between $17,860,000 to $19,740,000 as of the SFA Valuation Date. According the SFA Board of Directors, the fair market value of SFA Holdings translates to a fully diluted per share value ranging from $7.92 to $8.69. A minority discount between 33% and 40% was applied by the Board of Directors to conclude the fair market value of $5.24 per common share for SFA Holdings. Based on the marketable, minority value of $5.24 per common share, Cogent determined that the fair market value of Wainwright’s interest in SFA Holdings in the form of 200,000 common shares is $1,048,000 (rounded).

Wainwright Holdings’ Cash Flows
Management provided projected operating costs for Wainwright at the holding company level, which are required to maintain daily operations. Cogent calculated the terminal value of Wainwright Holdings’ future operating losses based on the FYE December 31, 2021 using the Gordon Growth Model. The inputs applied in the Gordon Growth Model were as follows: a) net free cash flows in 2021 of negative 207,500; b) equity discount rate of 17.4% calculated using the Capital Asset Pricing Model; and c) long-term growth rate of 3.0%. The above inputs resulted in a future terminal value of negative $1.5 million, which was discounted to the Date of Value using the derived 17.4% discount rate. The present terminal value of negative $720,965 was summed with the present value of interim cash flows of negative $361,797 to conclude the value for Wainwright Holdings’ Operating Losses of $1,083,000 (rounded).

Conclusion
Cogent performed a valuation of USCF, Advisers, SFA Holdings, and Wainwright Holdings’ Cash Flows. The fair market values of USCF, Advisers, SFA Holdings, and Wainwright Holdings’ Cash flows were summed with the face value of Wainwright’s Promissory Notes to conclude the fair market value for Wainwright of $84,733,000 as of the Date of Value (see Table A below for summary calculations).

Concierge Technologies, Inc. Board of Directors
C/o Mr. David W. Neibert
October 5, 2016

Table A
Concluded Fair Market Value of Wainwright Holdings, Inc.

Fair Market Value of USCF	$83,066,000
Fair Market Value of Advisers	$552,000
Fair Market Value of SFA Holdings	$1,048,000
Fair Market Value of Wainwright Holdings’ Cash Flows	$(1,083,000)
Face Value of the Promissory Notes	$1,150,000
Concluded Fair Market Value of Wainwright Holdings, Inc.	$84,733,000

The Conclusion of Fairness

The terms of the Transaction include the issuance and exchange of 818,799,976 common shares and 9,354,118.85 shares of Series B Preferred Stock in Concierge for the 1,741 common shares of Wainwright Holdings, Inc., which represents 100% of its equity. The exchange ratio of Concierge common shares for Wainwright common shares, including the 20 for one conversion of Preferred Series B, is 577,761 Concierge common shares for each Wainwright common share. Subject to the attached statement of limiting conditions, it is the opinion of Cogent Valuation that the terms of the Transaction are fair to the common shareholders of Concierge from a financial point of view as of August 15, 2016 (See attached “Statement of Limiting Conditions”).  THE ANALYSIS, CONCLUSION, AND FAIRNESS OPINION SHOULD NOT BE CONSTRUED, IN WHOLE OR IN PART, AS INVESTMENT ADVICE BY ANYONE. This opinion may not be published or referred to in whole or in part, without the prior written permission of Cogent Valuation.

In rendering our opinion, we have relied on the accuracy and completeness of the information provided to us by Concierge and from all sources of industry information deemed by us to be reliable without independent verification. The scope of our analyses and examination was limited to the fairness, from a financial point of view, of the terms of the final Transaction between Concierge and Wainwright. Cogent Valuation, as part of its valuation services, is regularly engaged in the issuance of financial opinions of business and securities in connection with mergers, acquisitions, private placements, restructurings, corporate financings and for other purposes. In accordance with recognized professional ethics, our fee for this service is not contingent upon the opinion expressed herein, and neither Cogent Valuation, nor any of its employees has a present or intended financial interest in Concierge Wainwright, or the Transaction.

Concierge Technologies, Inc. Board of Directors
C/o Mr. David W. Neibert
October 5, 2016

Cogent Valuation

Concierge Technologies, Inc. Board of Directors
C/o Mr. David W. Neibert
October 5, 2016

STATEMENT OF LIMITING CONDITIONS

In accordance with recognized professional ethics, the fee for this service is not contingent upon our opinion, and neither Cogent Valuation nor any of its employees has a current or intended financial interest in Concierge Technologies, Inc. (the “Company”) or the Transaction.

Cogent Valuation has relied upon the financial and securities information provided by the Company, or its advisors and representatives, in the course of this investigation, without further verification, as correctly reflecting the Company’s business, assets, liabilities, financial condition, operating results and future prospects for the respective periods, except as specifically noted herein.

General, financial, and statistical information concerning the Company’s outlook is from sources Cogent Valuation believes to be reliable.  Cogent Valuation has reflected such information accurately in this letter; however, Cogent Valuation makes no representation as to the sources’ accuracy or completeness and has accepted their information without further verification.

The conclusions assume that the present Company will continue to maintain the character and integrity of the enterprise and business activities through any sale, reorganization, or recapitalization. Further, the Transaction is in compliance with all state and federal laws that apply to the terms and workings of the Stock Purchase Agreement.

Fair market value and financial fairness for other purposes can be affected by specific timing, performance, and marketability issues.  Accordingly, any use of the analyses or conclusion as determined within this letter for other purposes is inaccurate and possibly misleading, and no such use shall be made by the Company, its advisors or representatives.

Our determination of fairness from a financial point of view as reported herein does not represent investment advice of any kind to any person and does not constitute a recommendation as to the purchase or sale of interests in the Company or as to any other course of action.

Cogent Valuation will maintain a detailed working paper file regarding the comprehensive analyses that formed the basis for the financial opinion presented in the Letter. Future services regarding the subject matter of this letter, including, but not limited to, testimony or attendance in court shall not be required of Cogent Valuation unless further arrangements have been made in writing. Neither all nor any part of the contents of this letter shall be conveyed to the public through advertising, public relations, news, sales, mail, direct transmittal, or other media without the prior written consent and approval of Cogent Valuation.

EXHIBIT C
CONCIERGE 10K

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-K
[X] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

FOR THE FISCAL YEAR ENDED JUNE 30, 2016
or
[ ] TRANSITION REPORT UNDER SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Concierge Technologies, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-29913	95-4442384
(state of incorporation)	(Commission File Number)	(IRS Employer I.D. Number)

29115 Valley Center Rd. #K-206
Valley Center, CA 92082
Tel: 866.800.2978
Fax: 888.312.0124
____________________________________________________
(Address and telephone number of registrant's principal
executive offices and principal place of business)

Securities registered under Section 12(b) of the Exchange Act: None.

Securities registered under Section 12(g) of the Exchange Act:
Common Stock, $0.001 par value

 Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. Yes [ ] No [X]
Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act. Yes [ ] No [X]
Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]
Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§ 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). Yes [X] No [ ]
Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K (§ 229.405 of this chapter) is not contained herein, and will not be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [ X ]
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.
Large accelerated filer [ ]                                                                                                Accelerated filer [ ]

Non-accelerated filer [ ] (Do not check if a smaller reporting company)                       Smaller reporting company [X]

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act. Yes [ ] No [X]
The aggregate market value of the voting and non-voting common equity held by non-affiliates of the registrant was $1,207,549 based upon the price ($0.02) at which the common stock was last sold as of December 31, 2015, the last business day of the registrant’s most recently completed second fiscal quarter, multiplied by the approximate number of shares of common stock held by persons other than executive officers, directors and five percent stockholders of the registrant without conceding that any such person is an “affiliate” of the registrant for purposes of the federal securities laws.
State the number of shares outstanding of each of the issuer's classes of common equity, as of the latest practicable date: 67,953,870 shares of Common Stock, $0.001 par value, and 3,754,355 shares of Series B Convertible, Voting, Preferred Stock on October 11, 2016. Series B Preferred stock is convertible, under certain conditions, to 20 shares of common stock for each share of Series B Preferred stock. Each share of Series B Preferred stock votes as 20 shares of common stock.

DOCUMENTS INCORPORATED BY REFERENCE
If the following documents are incorporated by reference, briefly describe them and identify the part of the Form 10-K (e.g., Part I, Part II, etc.) into which the document is incorporated: (1) any annual report to security holders; (3) any proxy or information statement; and (3) any prospectus filed pursuant to Rule 424(b) or (c) of the Securities Act of 1933 ("Securities Act"). The listed documents should be clearly described for identification purposes (e.g., annual report to security holders for fiscal year ended December 24, 1990). Information Statement pursuant to Section 14C filed December 10, 2010 and April 17, 2015, respectively.

TABLE OF CONTENTS

PART I

ITEM 1	Business	1
ITEM 2	Properties	4
ITEM 3	Legal Proceedings	4

PART II

ITEM 5	Market for Registrant’s Common Equity, Related Stockholder Matters and
	Issuer Purchases of Equity Securities	5
ITEM 7	Management’s Discussion and Analysis of Financial Condition and
	Results of Operations	10
ITEM 8	Financial Statements and Supplementary Data	18
ITEM 9	Changes in and Disagreements with Accountants on Accounting and
	Financial Disclosure	56
ITEM 9A	Controls and Procedures	56

PART III

ITEM 10	Directors, Executive Officers and Corporate Governance	57
ITEM 11	Executive Compensation	62
ITEM 12	Security Ownership of Certain Beneficial Owners and Management and
	Related Stockholder Matters	63
ITEM 13	Certain Relationships and Related Transactions, and Director Independence	64
ITEM 14	Principal Accounting Fees and Services	66

PART IV

ITEM 15	Exhibits, Financial Statement Schedules	68

PART I

ITEM 1. BUSINESS.

Business Development

Concierge Technologies, Inc. (“Concierge” or sometimes the “Company”), was incorporated in California on August 18, 1993 as "Fanfest, Inc." On August 29, 1995 its name was changed to Starfest, Inc. (“Starfest”), and on March 20, 2002 its name was changed to “Concierge Technologies, Inc.”

Pursuant to a Stock Purchase Agreement (the "MAS XX Purchase Agreement") dated March 6, 2000 between MAS Capital, Inc., an Indiana corporation, the controlling shareholder of MAS Acquisition XX Corp. ("MAS XX"), an Indiana corporation, and Starfest, approximately 96.83 percent (8,250,000 shares) of the outstanding shares of common stock of MAS XX were exchanged for $100,000 and 150,000 shares of common stock of Starfest in a transaction in which Starfest became the parent corporation of MAS XX.

At the time of this transaction, the market price of Starfest's common stock was $1.50 bid at closing on March 7, 2000 on the OTC Bulletin Board (“OTCBB”). Accordingly, the consideration Starfest paid for the 96.83 percent interest in MAS XX was valued at $325,000. Concierge, Inc., a Nevada corporation, loaned Starfest the $100,000 cash portion of the consideration evidenced by a no-interest, demand note. Michael Huemmer, the president of Starfest, loaned to Starfest the 150,000 shares of common stock of Starfest that was the stock portion of the consideration.

Upon execution of the MAS XX Purchase Agreement and the subsequent delivery of $100,000 cash and 150,000 shares of Starfest common stock on March 7, 2000, to MAS Capital Inc., pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission (the “Commission”), Starfest became the successor issuer to MAS XX for reporting purposes under the Securities and Exchange Act of 1934 (the “Act”) and elected to report under the Act effective March 7, 2000.

MAS XX had no business, no assets, and no liabilities at the time of the transaction. Starfest entered into the transaction solely for the purpose of becoming the successor issuer to MAS XX for reporting purposes under the 1934 Exchange Act. Prior to this transaction, Starfest was preparing to register its common stock with the Commission in order to avoid being delisted by the OTCBB. By engaging in the Rule 12g-3(a) transaction, Starfest avoided the possibility that its planned registration statement with the Commission would not be fully reviewed by the Commission's staff before an April 2000 deadline, which would result in Starfest's common stock being delisted on the OTCBB.

An agreement of merger was entered into between Starfest and Concierge, Inc., a Nevada corporation, on January 26, 2000. The proposed merger was submitted to the shareholders of each of Starfest and Concierge, Inc., pursuant to a Form S-4 Prospectus-Proxy Statement filed with the Commission.

As described in Starfest’s Form 8-K filed on April 2, 2002, with the Commission (Commission File No. 000-29913), the shareholders of Starfest and Concierge did approve the merger, and the merger was legally effected on March 20, 2002.

Pursuant to the agreement of merger between Starfest and Concierge,

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Starfest was the surviving corporation,

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The shareholders of Concierge received pro rata for their shares of common stock of Concierge, 99,957,713 shares of common stock of Starfest in the merger, and all shares of capital stock of Concierge were cancelled,

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The fiscal year-end of the corporation was changed to June 30,

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The officers and directors of Concierge became the officers and directors of Starfest, and

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The name of Starfest was changed to "Concierge Technologies, Inc."

Our Business

Concierge conducts business primarily through its wholly-owned operating subsidiaries. The operations of Concierge’s wholly-owned subsidiaries are more particularly described herein but are summarized as follows:

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Kahnalytics, Inc., a US based company, captures and presents data from vehicle-mounted camera devices equipped for live-streaming.
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Gourmet Foods, Ltd., a New Zealand based company, manufactures and distributes New Zealand meat pies on a commercial scale.
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Brigadier Security Systems, a Canadian based company, sells and installs commercial and residential alarm monitoring systems. These activities are conducted in the US, New Zealand and Canada respectively.

On May 5, 2004 we acquired all of the outstanding and issued shares of Planet Halo, a privately held Nevada corporation.

On June 5, 2007 Planet Halo launched its first wireless broadband network designed for subscription access to the Internet. The second such network was completed in Ventura, California during the 2007-2008 fiscal year. Planet Halo continued to operate and expand the subscriber base until encountering insurmountable competition from disruptive technologies. The wireless business was discontinued during the fiscal year ended June 30, 2011, and a transition was made to research and development activities for in-vehicle video recording devices. In January 2013 we sold all of our interest in Planet Halo through a stock redemption agreement wherein a holder of Concierge Series B, Voting, Convertible Preferred stock exchanged a portion of those shares for all of the issued and outstanding stock in Planet Halo.

On January 23, 2008 we acquired all of the outstanding and issued shares of Wireless Village, a privately held Nevada corporation based in Cleveland, Ohio. Wireless Village’s assets included computer hardware, software, domain names, existing radio site infrastructure, and expertise in designing, operating, managing and maintaining wireless and wired networks, including video security systems. Wireless Village began transitioning to the business of mobile incident reporting, or “black box” technology, for vehicles during the fiscal year ended June 30, 2010. During September 2010 Wireless Village offered three knowledgeable individuals, a product manufacturer, and an industry lobbyist an equity stake in the company in exchange for providing their services and expertise, along with a potential client list, exclusively to Wireless Village. Accordingly, on October 8, 2010, we conveyed approximately 49% of Concierge’s equity in Wireless Village, in the aggregate, to the aforementioned group. As a result the focus of Wireless Village was redirected to the business of mobile incident reporting technology and sales. A fictitious business name of 3rd Eye Cam was adopted and filed in the State of Nevada and, subsequent to a trade mark dispute settlement, that name was discontinued in favor of the fictitious name Janus Cam. The company then operated from leased offices in South San Francisco, CA.

During the fiscal year ended June 30, 2013, Concierge, through a stock exchange agreement, acquired all of the shares owned by the minority shareholders of Wireless Village in exchange for shares of Concierge Series B, Voting, Convertible Preferred stock. As of June 30, 2014, Wireless Village was a wholly owned subsidiary of Concierge and its only operating subsidiary.

During the fiscal year ended June 30, 2015, we entered into a Stock Redemption Agreement (the “SRA”) wherein we agreed to sell all of the issued and outstanding shares in Wireless Village to the executive management team of Wireless Village in exchange for the redemption of 68,000,000 shares of Concierge’s common stock held by the buyers plus a forgiveness of intercompany debt totaling $344,052 owed to us by Wireless Village. As a further condition of the SRA a certain segment of the Wireless Village business was to be retained by Concierge through a non-exclusive distribution agreement. The transaction closed on May 7, 2015.

On May 26, 2015, a new wholly-owned subsidiary named Kahnalytics, Inc. (“Kahnalytics”), was established in the State of California for the purpose of taking on the segment of the business retained in the spinoff of Janus Cam and to direct resources towards the further development of data processing capabilities intended for risk management used by vehicle insurance companies.

On August 11, 2015, we acquired all of the issued and outstanding stock in Gourmet Foods, Ltd., a New Zealand corporation (“Gourmet Foods”) located in Tauranga, who is a commercial-scale manufacturer of New Zealand meat pies under the brand names “Ponsonby Pies” and “Pat’s Pantry”. Gourmet Foods distributes its products through major grocery store chains, convenience stores, small restaurants and gasoline station markets. The purchase price of $1,753,428 was paid in cash.

On June 2, 2016, we acquired all of the issued and outstanding stock in Brigadier Security Systems, a Canadian corporation (“Brigadier”) located in Saskatoon, Saskatchewan. Brigadier sells and installs alarm monitoring and security systems to commercial and residential customers under brand names “Brigadier Security Systems” and “Elite Security” throughout the province of Saskatchewan with offices in Saskatoon and Regina. The all-cash purchase price was $1,540,830.

Competition. Our potential competitors include larger, better financed companies that offer products similar to ours. In particular, our foreign subsidiaries face stiff competition with respect to their product and service offerings. Many of our competitors have substantially greater financial, technical, and human resources than we do, as well as greater experience in the discovery and development of products and the commercialization of those products. Our competitors’ products may be more effective, or more effectively marketed and sold, than any products we may commercialize and may render our products obsolete or non-competitive before we can recover the expenses of their commercialization. Our larger competitors also enjoy a much wider and entrenched market share making it particularly difficult for us to penetrate certain market segments and even if penetrated, might make it difficult to maintain. We anticipate that we will face intense and increasing competition as new products and new competitors enter the market. However, with respect to the market share we currently enjoy, we believe that our core customers will remain loyal. We will continue to strive to capture additional customers through organic growth and a focus on quality.
Governmental Approval of Principal Products. No governmental approval is required in the U.S. for Concierge's products.

Government Regulations. There are no governmental regulations in the U.S. that apply to Concierge's sale of subscriptions to its Kahnalytics live-streaming data services, and no specific license or approvals are required, with the exception of adoption by local industry associations or municipalities on a case-by-case basis of the devices meeting suitability for purpose standards.

Dependence on Major Customers and Suppliers. Concierge, through Kahnalytics as a licensed user of a proprietary software application, is dependent on the continued support of this online platform and the adherence to the license contract terms between Kahnalytics and the foreign-based licensor. Kahnalytics is also largely dependent on its single-source sales channel to continue to expand its dealer network of resellers who, in turn, activate subscribers to the Kahnalytics service. Hardware sold by Kahnalytics is currently supplied by one source, however in the event this source proves to be inadequate there are other alternative sources of equal or comparable devices as needed by Kahnalytics. During the fiscal year ended June 30, 2015 Kahnalytics had just one customer accounting for 100% of its sales. Correspondingly, Kahnalytics had only two suppliers of the hardware it sold with the larger of the suppliers accounting for 92% of the cost of goods sold for fiscal year ended June 30, 2015. Sales of these products were discontinued during the current fiscal year.

Concierge, through Brigadier Security Systems, is dependent upon its contractual relationship with the alarm monitoring company who purchases the monitoring contracts and provides monitoring services to Brigadier’s customers. In the event this contract is terminated Brigadier would be compelled to find an alternate source of alarm monitoring, or establish such a facility itself. Management believes that the contractual relationship is sustainable, and has been for many years, with alternate solutions available should the need arise. Sales to the two largest customers totaled 55% of the total revenues for the one-month period ended June 30, 2016, and accounted for approximately 38.6% of accounts receivable as of the balance sheet date of June 30, 2016.

Concierge, through Gourmet Foods, has three major customer groups comprising the gross revenues to Gourmet Foods; 1) grocery, 2) gasoline convenience stores, 3) independent retailers. The grocery and food industry is dominated by several large chain operations, which are customers of Gourmet Foods, and there are no long term guarantees that these major customers will continue to purchase products from Gourmet Foods, however the relationships have been in place for sufficient time to give management reasonable confidence in their continuing business. For the 11-month period ending and balance sheet date of June 30, 2016, our largest customer in the grocery industry, who operates through a number independently branded stores, accounted for approximately 14% of our gross sales revenues and 34% of our accounts receivable. The second largest in the grocery industry accounted for approximately 10% of our gross revenues and 12% of our accounts receivable. In the gasoline convenience store market we supply two major accounts. The largest is a marketing consortium of gasoline dealers accounting for approximately 44% of our gross sales revenues and 24% of our accounts receivable. The second largest are independent operators accounting for approximately 13% of gross sales and 17% of accounts receivable. The third category of independent retailers accounted for the balance of our gross sales revenue however the group is fragmented and no one customer accounts for a significant portion of our revenues. Gourmet Foods is not dependent upon any one major supplier as many alternative sources are available in the local market place should the need arise.

Seasonality. There should be no seasonal aspect to Concierge’s business.

Research and Development. Concierge expended no significant amount of money on research and development during fiscal year ending June 30, 2016.

Environmental Controls. Concierge is subject to no environmental controls or restrictions that require the outlay of capital or the obtaining of a permit in order to engage in business in the US. In New Zealand, Gourmet Foods is subject to local regulations as are usual and customary for those in the food processing, manufacturing and distribution business.

Patents, Trademarks, Copyrights and Intellectual Property. Concierge has trademarked its Personal Communications Attendant. It has no patents on the product. Gourmet Foods, Ponsonby Pies and Pat’s Pantry are all registered trademarks of Gourmet Foods, Ltd.

Number of Employees. On June 30, 2016, we employed no persons full time and relied solely on independent sales personnel, commissioned agents, contracted service providers and consultants to perform additional support and administrative functions in the US. Gourmet Foods employs approximately 45 persons in New Zealand and Brigadier employs approximately 19 persons in Canada.

ITEM 2. PROPERTIES.

We own no plants or real property.

Facilities

Our administration offices are housed by our Chief Financial Officer, David Neibert, whose mailing address is 29115 Valley Center Rd., K-206, Valley Center, CA 92082. The Company pays no rent and has no lease obligations. Our wholly-owned subsidiary, Brigadier, rents facilities in Saskatoon and Regina, Canada. Our wholly-owned subsidiary, Gourmet Foods, rents facilities in Tauranga, New Zealand. We believe that the facilities described herein are adequate for our current and immediately foreseeable operating needs.

ITEM 3. LEGAL PROCEEDINGS.

On May 6, 2002, a default judgment was awarded to Brookside Investments Ltd. (“Brookside”) against, jointly and severally, our company, Allen E. Kahn, and The Whitehall Companies in the amount of $135,000 plus interest and legal fees. Concierge did not defend against the complaint by Brookside, which alleged that Brookside was entitled to a refund of its investment as a result of a breach of contract. Brookside had entered into a subscription agreement with Concierge, Inc. that called for, among other things, the pending merger between Starfest and Concierge, Inc. to be completed within 180 days of the investment. The merger was not completed within 180 days and Brookside sought a refund of its investment, which Concierge was unable to provide.

As of May 6, 2012, the judgment had lapsed and there is no further effect. Although the judgment is no longer enforceable against Concierge, and Concierge is no longer domiciled in the state of jurisdiction where the judgment was entered, the amount of $135,000 continues to be listed among the accrued expenses of the company.

PART II

ITEM 5. MARKET FOR REGISTRANT’S COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES.

Our Common Stock presently trades on the OTC Markets QB Exchange. The high and low bid prices, as reported by OTC Markets, are as follows for fiscal years ended June 30, 2015 and 2016. The quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions. The prices are adjusted for the 1:10 reverse stock split effectuated on December 15, 2015.

	High	Low
Calendar 2014
3rd Qtr.	$0.146	$0.085
4th Qtr	$0.099	$0.025

Calendar 2015
1st Qtr	$0.068	$0.029
2nd Qtr	$0.119	$0.043
3rd Qtr.	$0.095	$0.03
4th Qtr	$0.089	$0.02

Calendar 2016
1st Qtr	$0.10	$0.02
2nd Qtr	$0.04	$0.02

Holders

On June 30, 2016, there were approximately 353 registered holders of record of our common stock.

Dividends

We have had no retained earnings and have declared no dividends on our capital stock. Under Nevada law, a company - such as our company - can pay dividends only

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from retained earnings, or
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if after the dividend is made,
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its tangible assets would equal at least 11/4 times its liabilities, and
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its current assets would at least equal its current liabilities, or
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if the average of its earnings before income taxes and before interest expenses for the last two years was less than the average of its interest expenses for the last two years, then its current assets must be equal to at least 11/4 times its current liabilities.

Our strategy on dividends is to declare and pay dividends only from retained earnings and only when our Board of Directors deems it prudent and in the best interests of the company to declare and pay dividends.

Penny Stock Regulations

Our common stock trades on the OTC Markets QB Exchange at a price less than $5 a share and therefore is subject to the rules governing "penny stocks."

A "penny stock" is any stock that:
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sells for less than $5 a share.
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is not listed on an exchange or authorized for quotation on The Nasdaq Stock Market, and
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is not a stock of a "substantial issuer." We currently have net tangible assets of at least $2 million which would qualify us as a “substantial issuer”.

There are statutes and regulations of the Commission that impose a strict regimen on brokers that recommend penny stocks.

The Penny Stock Suitability Rule

Before a broker-dealer can recommend and sell a penny stock to a new customer who is not an institutional accredited investor, the broker-dealer must obtain from the customer information concerning the person's financial situation, investment experience and investment objectives. Then, the broker-dealer must "reasonably determine" (1) that transactions in penny stocks are suitable for the person and (2) that the person, or his advisor, is capable of evaluating the risks in penny stocks.

After making this determination, the broker-dealer must furnish the customer with a written statement setting forth the basis for this suitability determination. The customer must sign and date a copy of the written statement and return it to the broker-dealer.

Finally the broker-dealer must also obtain from the customer a written agreement to purchase the penny stock, identifying the stock and the number of shares to be purchased.

The above exercise delays a proposed transaction. It causes many broker-dealer firms to adopt a policy of not allowing their representatives to recommend penny stocks to their customers.

The Penny Stock Suitability Rule, described above, and the Penny Stock Disclosure Rule, described below, do not apply to the following:

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transactions not recommended by the broker-dealer,
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sales to institutional accredited investors,
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transactions in which the customer is a director, officer, general partner, or direct or indirect beneficial owner of more than 5 percent of any class of equity security of the issuer of the penny stock that is the subject of the transaction, and
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transactions in penny stocks by broker-dealers whose income from penny stock activities does not exceed five percent of their total income during certain defined periods.

The Penny Stock Disclosure Rule

Another Commission rule - the Penny Stock Disclosure Rule - requires a broker-dealer, who recommends the sale of a penny stock to a customer in a transaction not exempt from the suitability rule described above, to furnish the customer with a "risk disclosure document." This document is set forth in a federal regulation and contains the following information:

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A statement that penny stocks can be very risky, that investors often cannot sell a penny stock back to the dealer that sold them the stock,

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A warning that salespersons of penny stocks are not impartial advisers but are paid to sell the stock,
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The statement that federal law requires the salesperson to tell the potential investor in a penny stock -
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the "offer" and the "bid" on the stock, and
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the compensation the salesperson and his firm will receive for the trade,
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An explanation that the offer price and the bid price are the wholesale prices at which dealers are willing to sell and buy the stock from other dealers, and that in its trade with a customer the dealer may add a retail charge to these wholesale prices,
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A warning that a large spread between the bid and the offer price can make the resale of the stock very costly,
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Telephone numbers a person can call if he or she is a victim of fraud,
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Admonitions -
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to use caution when investing in penny stocks,
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to understand the risky nature of penny stocks,
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to know the brokerage firm and the salespeople with whom one is dealing, and
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to be cautious if one’s salesperson leaves the firm.

Finally, the customer must be furnished with a monthly statement including prescribed information relating to market and price information concerning the penny stocks held in the customer's account.

Effects of the Rule

The above penny stock regulatory scheme is a response by the Congress and the Commission to known abuses in the telemarketing of low-priced securities by "boiler shop" operators. The scheme imposes market impediments on the sale and trading of penny stocks. It has a limiting effect on a stockholder's ability to resell a penny stock.

Our shares likely will trade below $5 a share on the OTC Markets exchange and be, for some time at least, shares of a "penny stock" subject to the trading market impediments described above.

Recent Sales of Unregistered Securities; Outstanding Stock Options

The following sets forth certain information concerning securities which were sold or issued by us without the registration of the securities under the Securities Act of 1933 in reliance on exemptions from such registration requirements within the past three years:

On February 19, 2014, we issued 53,571 unregistered shares of our common stock to a holder of a note receivable from Janus Cam as a fee in exchange for an agreement to extend the maturity date of the note receivable. The transaction was recorded as an expense of $750 based on the market value of our stock as of the date of issue. We have also issued shares of common stock in settlement of convertible debentures as detailed in the following paragraphs. The issued shares were unregistered and issued as per the following:

Date	No. of Shares	Shareholder	Type of Consideration	Value of Consideration
2/19/2014	53,571	Lisa Powell Brown	Debt settlement	$750
9/22/2014	4,346,247	Asher Enterprises	Debt settlement	$28,000
10/10/2014	5,424,000	Asher Enterprises	Debt settlement	$27,120
1/26/2015	266,666,667	Nicholas & Melinda Gerber Living Trust	Cash	$773,333
1/26/2015	133,333,333	Schoenberger Family Trust	Cash	$386,667
1/26/2015	8,270,000	Polly Force Company, Ltd	Debt settlement	$82,700

On February 18, 2014, we entered into a series of agreements, including a convertible debenture, that resulted in a funding of $53,000. The note was convertible, at the option of the debenture holder, to restricted common shares after August 18, 2014, at a conversion price calculated on a prescribed discount to the trailing 10-day volume weighted average market price (“VWAP”) of our shares on the date of conversion. During the initial 6 months from the date of the note we may repay the principal plus accrued interest at the rate of 8% per annum by applying a pre-payment penalty determined on a sliding scale tied to the aging of the note. After the initial 6-month period had elapsed we could not repay the note until its maturity date on November 18, 2014, at which time the note principal and interest became due and payable without pre-payment penalty. We identified embedded derivatives related to the convertible debenture. These embedded derivatives included certain conversion features. The accounting treatment of derivative financial instruments requires that we record fair value of the derivatives as of the inception date of the convertible debenture and fair value as of each subsequent balance sheet date. During the quarter ended September 30, 2014, at the election of the debenture holder, we converted $28,000 of the principal to equity through issuance of 4,346,247 shares of common stock. During the quarter ended December 31, 2014, at the election of the debenture holder we converted $25,000 of the principal plus $2,120 of accrued interest to equity through issuance of 5,424,000 shares of common stock. The debenture was paid in full as of October 10, 2015, and thus no derivative expense or fair value of the embedded derivative was recorded for the fiscal year ended June 30, 2015.

On January 1, 2013, we consolidated all outstanding notes payable due a related party into one loan agreement containing certain conversion features whereby the note holder could convert the principal amount of the loan, $204,700 comprised of the sum total of the principal amounts of the individual notes, $122,000, plus $82,700 in accrued interest applicable to those notes, together with accrued interest on the principal at the rate of 4.944% per annum, into shares of our common stock at the conversion rate of $0.02 per share. The note is unsecured and became due and payable on January 1, 2015. The accrued interest on this $204,700 convertible debenture as of December 31, 2014 was $20,241. There was no beneficial conversion feature involved in the new note. On December 19, 2014, we entered into an amendment to the debenture that allowed for the maturity date to be extended to June 1, 2015, and provided us with rights to settle the debenture in full, upon completion of an equity investment in excess of $1,500,000, by payment of $122,000 in cash and issuance of 8,270,000 shares of common stock valued at $0.01 per share to the debenture holder. On January 26, 2015, we exercised those rights and paid the debenture in full. The transaction resulted in a gain on the issuance of shares of $69,861 as the fair market value of a share of our common stock at December 19, 2014, was $0.004. The gain resulted for a related party, thus it was recorded in additional paid in capital account.

We sold the following shares of our Series B Convertible, Voting, Preferred Stock during the last three years without registering the shares. Each share of Series B Convertible, Voting, Preferred Stock is convertible into 20 shares of common stock and carries a vote equal to 20 shares of common stock in all matters brought before the shareholders for vote.

Date	No. of Shares	Shareholder	Type of Consideration	Value of Consideration
9/8/12	560,000	Gonzalez & Kim	Cash and Debt settlement	$112,000
1/26/2015	21,634,332	Nicholas & Melinda Living Trust	Cash	$1,226,667
1/26/2015	10,817,167	Schoenberger Family Trust	Cash	$613,333

We issued the following shares of common stock pursuant to certain conversion rights contained in our preferred stock. The shares of preferred stock issued in the conversion were cancelled resulting in no net effect to the number of voting shares outstanding.

Date	No. of Shares Converted	Type of Shares	Shareholder	Common Stock Issued
10/22/2014	2,203,182	Series B Pref	Peter Park	44,063,640
10/22/2014	2,203,182	Series B Pref	Nelson Choi	44,063,640
6/4/2015	206,186	Series A Pref	Jan Carter	1,030,930

All of the above unregistered sales were made pursuant to the exemption from registration provided by the Commission’s Regulation D, Rule 506. All purchasers were either accredited investors or, if not, were provided copies of our recent filings with the Commission including financial statements meeting the requirements of the Commission’s Item 310 of Regulation S-B. All purchasers were provided the opportunity to ask questions of our management.

ITEM 7. MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

Some of the information contained in this Management’s Discussion and Analysis of Financial Condition and Results of Operations and elsewhere in this report includes forward-looking statements based on our current management’s expectations. There can be no assurance that actual results, outcomes or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various factors, including, among others, our limited operating history, unpredictability of future operating results, competitive pressures and the other potential risks and uncertainties.

The following discussion and analysis should be read in conjunction with the financial statements and the accompanying notes thereto and is qualified in its entirety by the foregoing and by more detailed financial information appearing elsewhere. See "Financial Statements."

The Company, through Planet Halo and Wireless Village, had been selling subscriptions to its wireless Internet access service in various increments, including daily, weekly, monthly and yearly since 2007. During the fiscal year ending June 30, 2011, we completed the transition away from this business and refocused our efforts, through our majority owned subsidiary Wireless Village dba/Janus Cam, on the sale and distribution of mobile video surveillance systems, generically known as “drive cams”. During the fiscal year ended June 30, 2013, we sold Planet Halo to a shareholder through a stock redemption agreement and we acquired all of the minority owned shares of Wireless Village through a stock-for-stock exchange. Having Wireless Village as a wholly-owned subsidiary for 2 years produced operating losses and we elected to raise additional working capital through equity as well as change our strategic focus. Accordingly, during the fiscal year ended June 30, 2015, we raised $3 million in cash, sold Wireless Village to its executive management team through a stock redemption agreement, established Kahnalytics as our wholly-owned subsidiary in order to carry on certain profitable aspects of the former Wireless Village line of business, acquired Gourmet Foods, and acquired Brigadier. The acquisition of Gourmet Foods was completed on August 11, 2015, and the acquisition of Brigadier on June 2, 2016, both consummated as cash transactions. As of June 30, 2016, our financial statements are representative of the operating results of these three wholly-owned subsidiaries.

Kahnalytics

On May 26, 2015, we established a new wholly-owned subsidiary domiciled in the state of California and named Kahnalytics, Inc. (“Kahnalytics”). Kahnalytics took over the business of selling cameras, installation and support services to the insurance industry, a business segment formerly addressed by Janus Cam, but then retained by Concierge as part of the Stock Redemption Agreement.

During the period July 1, 2015, through October 1, 2015, Kahnalytics purchased cameras, various other hardware items, and installation services for sale to specific insurance companies, and ultimately for installation into insured’s vehicles. The hardware items are either listed in inventory if held beyond the close of the current accounting period, or summarized as “cost of goods sold” when sold. Inventory orders which have been paid for, or partially paid for, in advance of receipt are classified as “Advance to Suppliers.” Generally, hardware is sold to customers who require delivery and installation of the product in their vehicles. The charges for services such as these are included in the bundled, installed, sales price reflected on sales invoices and accounts receivable. The revenues for Kahnalytics for the years ended June 30, 2016, for camera and related sales were $120,430 as compared to the year ending June 30, 2015, where sales were $95,057. During October 2015 Kahnalytics moved away from the camera sales segment and refocused its business towards the capture of live-steaming data from vehicle camera devices. As a result, the remaining inventory of cameras and SD cards were deemed discontinued products and their combined value (being lower of cost or market) was impaired by $48,330.

By obtaining an exclusive software license and partnering with a camera importer/distributor as a channel-to-market, Kahnalytics began the business of hosting a web-based server that subscribers could access to view their camera video files, vehicle location, speed and event triggers in real time. The system was ready to launch by June 2016. To facilitate the sales process and entice customers to the online subscription service, Kahnalytics implemented a hardware subsidy program and offered a wireless data plan that was resold to subscribers of the service, called the Kahnalytics Fleet Management Service or “FMS”. Two types of services were offered, 1) a FMS basic subscription plan where subscribers provided their own wireless connection to the FMS and 2) a FMS data plan where subscribers were provided hardware needed to connect wirelessly to the Internet and also charged a monthly fee for the air time usage. Kahnalytics also charged a subsidized price of $50 per each wireless hardware device used in creating the wireless connection. For the year ended June 30, 2016, the total revenues from FMS related hardware sales was $2,250. Kahnalytics purchases data plans from a network reseller and, in turn, resells that plan to its subscribers. For the year ended June 30, 2016, sales of FMS basic subscriptions were $480 and FMS data plans were $0. There were no FMS related subscription or hardware sales for the year ended June 30, 2015. Hardware sales of cameras and SD cards for the year ended June 30, 2016, were $117,700 as compared to $95,057 for the year ended June 30, 2015. Other income for the year ended June 30, 2016, was $81 and comprised of adjustments to sales tax liability as compared to $0 for the year ended June 30, 2015. Accounts receivable as of June 30, 2016, were $2,640 as compared to $95,417 as of June 30, 2015. The difference is attributed to the discontinuation of most hardware sales during the current fiscal year and the focus on subscription services instead, which results in less gross revenues overall rather than any significant change in the aging of accounts receivable. Net loss after the impairment of inventory of $48,330 and provision for income tax of $800 was $60,612 as compared to a net loss for the year ended June 30, 2015 of $10,332.

Gourmet Foods

Gourmet Foods Limited (“Gourmet Foods”), was organized in its current form in 2005 (previously known as Pats Pantry Ltd. (“Pats Pantry”)). Pats Pantry was founded in 1966 to produce and sell wholesale bakery products, meat pies and patisserie cakes and slices, in New Zealand. Gourmet Foods, located in Tauranga, New Zealand, sells substantially all of its goods to supermarkets and service station chains with stores located throughout New Zealand. Gourmet Foods also has a large number of smaller independent lunch bars, cafes and corner dairies among the customer list, however they comprise a relatively insignificant dollar volume in comparison to the primary accounts of large distributors and retailers. We purchased all of the issued and outstanding shares of Gourmet Foods effective as of August 1, 2015, even though the transaction did not officially close until August 11, 2015.

An independent evaluation of the assets of Gourmet Foods was commissioned as was an audit of their last two fiscal years ended March 31st. It was ascertained that Gourmet Foods had experienced a net loss over the fiscal year ended March 31, 2015, of $9,558. Contributing to the loss were several factors that current management does not expect to reoccur which included an effort to export product to Korea and an ill-suited sales effort involving the addition of field sales representatives and their associated expenses including company provided vehicles. Since the acquisition date of August 11, 2015, Gourmet Foods has initiated several strategies designed to improve profitability through a more efficient and automated production process and sales growth initiatives that involve an outreach to areas currently underserved by Gourmet Foods. To assist with the purchase of new machinery and cover interim working capital needs, we extended an interest-free intercompany loan of NZ$250,000 translated to US$158,948 as of the date of transfer.

The accompanying financial statements include the operations of Gourmet Foods for the period August 1, 2015, through June 30, 2016. Because we did not acquire Gourmet Foods until the current fiscal year there is no comparison data supplied in the accompanying Condensed Consolidated Statements of Operations for Gourmet Foods for the periods ended June 30, 2015, nor are the assets and liabilities of Gourmet Foods included in the Condensed Consolidated Balance Sheets as of June 30, 2015.

Gourmet Foods operates exclusively in New Zealand and thus the New Zealand dollar is its functional currency. In order to consolidate our reporting currency, the US dollar, with that of Gourmet Foods we record foreign currency translation adjustments and transaction gains and losses in accordance with SFAS 52, Foreign Currency Translation. The translation of New Zealand currency into U.S. dollars is performed for balance sheet accounts using the exchange rates in effect at the balance sheet date and for revenue and expense accounts using a weighted average exchange rate during the period. Gains and losses resulting from the foreign currency translations are included in Other Comprehensive Income (Loss) found on the Condensed Consolidated Statements of Operations and Comprehensive Income and are listed as a gain of $103,736 for the year ended June 30, 2016.

Net revenues for the eleven-month period August 1, 2015, through June 30, 2016 were $3,756,402. Cost of goods sold for the eleven-month period ending June 30, 2016, was $2,500,075 resulting in a gross profit of $1,256,327 or approximately 33% gross margin. General and administrative expenses for the eleven-month period were $967,180 resulting in a net income before other income and expenses and income tax of $289,147. The depreciation expense for Gourmet Foods over the eleven-month period ending June 30, 2016, was $225,810. The income tax provision of $80,892, the interest income of $3,842 and other income of $2,370 resulted in a net income of $214,467. Accounts receivable as of June 30, 2016 were $285,673.

Brigadier Security Systems

Brigadier Security Systems (“Brigadier”) was founded in 1985 and through internal growth and acquisitions the core business of Brigadier began in 1998. Today Brigadier is one of the largest SecurTek dealers in Saskatchewan with offices in both major urban areas of Regina (under the fictitious business name of “Elite Security”) and Saskatoon. Brigadier is also a Honeywell Certified Access Control Distributor, Kantech Global Dealer and UTC Interlogix Security Pro dealer and the largest independent security contractor in the province. Brigadier provides comprehensive security solutions including access control, camera monitoring, motion detection, and intrusion alarms to home and business owners as well as government offices, schools and public buildings. Brigadier typically sells hardware to customers and a full time monitoring of the premises. The contract for monitoring the premise is then conveyed to a third party telecom in exchange for an upfront payment and recurring residuals based on subscriber contracts.

The accompanying financial statements include the operations of Brigadier for the period June 1, 2016, through June 30, 2016. Because we did not acquire Brigadier until the current fiscal year there is no comparison data supplied in the accompanying Condensed Consolidated Statements of Operations for Brigadier for the periods ended June 30, 2015, nor are the assets and liabilities of Brigadier included in the Condensed Consolidated Balance Sheets as of June 30, 2015.

 Brigadier operates exclusively in Canada and thus the Canadian dollar is its functional currency. In order to consolidate our reporting currency, the US dollar, with that of Brigadier we record foreign currency translation adjustments and transaction gains and losses in accordance with SFAS 52, Foreign Currency Translation. The translation of Canadian currency into U.S. dollars is performed for balance sheet accounts using the exchange rates in effect at the balance sheet date and for revenue and expense accounts using a weighted average exchange rate during the period. Gains and losses resulting from the foreign currency translations are included in Other Comprehensive Income (Loss) found on the Condensed Consolidated Statements of Operations and Comprehensive Income and are listed as a gain of $5,098 for the year ended June 30, 2016.

Brigadier purchases various component parts and accessories anticipated to be required in near-term installations of systems pursuant to sales forecasts. These parts are listed in inventory until sold, which is determined by a sales contract, delivery of the product, and a reasonable expectation of payment under typical terms of sale are in evidence. Inventories are valued at the lower of cost (determined on a FIFO basis) or market. Inventories include product cost, inbound freight and warehousing costs. We compare the cost of inventories with the market value and an allowance is made for writing down the inventories to their market value, if lower. As of June 30, 2016, an allowance for obsolete inventory value in the amount of $14,282 was recorded in general and administrative expense.

The net sales for the one-month period ending June 30, 2016, were $348,553 with cost of goods sold recorded as $124,931 resulting in a gross profit of $223,622 and gross margin of 64%. General and administrative expenses for the one-month period were $179,959 providing net operating income before income tax provision and interest expense of $43,663, or 13%. The depreciation expense for Brigadier for the one-month period was $560, income tax provision at June 30, 2016, was $14,330, interest expense (net) was $17 and allowance for obsolete inventory was $14,282 resulting in a net profit of $29,316. Accounts receivable at June 30, 2016, were $550,907.

Concierge Technologies

The primary expenses of Concierge are comprised of professional fees paid to auditors, transaction costs incurred for fund raising and acquisitions, accrued interest on borrowed funds and consulting fees paid to our advisors. For the year ended June 30, 2016, Concierge had no commercial operations apart from those of its subsidiaries. Revenues from operations during the year ended June 30, 2016, were zero as compared to $160,094 for the year ended June 30, 2015. Overall, consolidated net revenues for the year ending June 30, 2016, were $4,225,385 and $223,565 for the year ended June 30, 2015. Cost of revenues for the year ending June 30, 2016, and 2015 were $2,746,132 and $188,325 respectively, representing a gross profit percentage of approximately 35% for the year ended June 30, 2016, as compared to the year ended June 30, 2015 of 15%. Operating costs include general and administrative expense of $1,411,047 and inventory impairment of $48,330 resulting in an operating income of $19,876 for the year ended June 30, 2016 as compared to a loss of $131,690 for the year ended June 30, 2015

We realized a net income before provision of income taxes, after other income $2,880 and interest expense of $8,686, and comprehensive income for the year ended June 30, 2016, of $14,070 as compared to a net loss before taxes of $204,216 for the year ended June 30, 2015. We attribute the increased income to the inclusion of acquired subsidiaries Brigadier and Gourmet Foods as well as disposal of non-revenue producing subsidiaries present during the fiscal year ended June 30, 2015. The net loss after income tax provision of $96,022 on a consolidated basis for the year ended June 30, 2016 was $81,952 as compared to an income of $14,191 for the year ended June 30, 2015.

Comprehensive Loss, after giving consideration to foreign currency translation losses for the year ended June 30, 2016, was $111,455 as compared to income of $14,191 for the year ending June 30, 2015, where no foreign currency translation was required.

Plan of Operation for the Next Twelve Months

Our plan of operation for the next twelve months is to expand the development of Kahnalytics through implementation of software development and addition of new products, including a branding and promotion of a recurring revenue product offering. Additionally, we are expecting moderate growth in Brigadier through focused management initiatives and consolidation within the security industry. Similarly, we expect Gourmet Foods to be operating more efficiently under current management and continue to increase market share through additional product offerings and channels to market. Our mission is to continue with our acquisition strategy by identifying and acquiring profitable, mature, companies of a diverse nature and with in-place management to produce increasing revenue streams. By these initiatives we hope to:

●
continue to gain market share for our wholly-owned subsidiaries’ areas of operation,
●
increase our gross revenues and realize net operating profits,
●
lower our operating costs by unburdening certain selling expenses to third party distributors,
●
source and retain staff experienced in the field of software development and application of database report writing functions,
●
have sufficient cash reserves to pay down accrued expenses,
●
complete business combinations where we have a common control interest among shareholders,

●
attract parties who have an interest in selling their privately held companies to us, and
●
achieve efficiencies in accounting and reporting through consolidated operations of our subsidiaries from a management perspective.

Liquidity

During the current fiscal year we have invested approximately $3.5 million in cash towards purchasing and assimilating Gourmet Foods and Brigadier into our group of companies. We have continued to pursue business opportunities with Kahnalytics and intend to grow that opportunity by implementation of a software development project in the coming months that is envisioned to produce a significant recurring revenue stream when finalized. We forecast Gourmet Foods and Brigadier to continue to produce a profit during the coming fiscal year and the realization of those profits by Concierge may be augmented by a resurgence of the New Zealand and Canadian currencies against the U.S. dollar during the coming fiscal year. While we intend to maintain and improve our revenue stream from wholly owned subsidiaries Kahnalytics, Brigadier and Gourmet Foods, we are also looking to expand our business to include other synergistic partners and pursue possible licensing agreements for product distribution on a global scale. Provided our subsidiaries continue to operate as they are presently, and are projected to operate, we have sufficient capital to pay our general and administrative expenses for the coming fiscal year and to adequately pursue our long term business objectives.

We believe that, through execution of our current business plan, we will be able to continue to pay our financial obligations and to avoid increases in its accrued liabilities in the coming fiscal year.

Off-Balance Sheet Arrangements

As of October 3, 2016, we have not entered into any transaction, agreement or other contractual arrangement with an entity unconsolidated with us under which we have:
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an obligation under a guarantee contract,
●
a retained or contingent interest in assets transferred to the unconsolidated entity or similar arrangement that serves as credit, liquidity or market risk support to such entity for such assets,
●
an obligation, including a contingent obligation, arising out of a variable interest in an unconsolidated entity that is held by, and material to, us where such entity provides financing, liquidity, market risk or credit risk support to, or engages in leasing, hedging, or research and development services with, us.

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA.

Our financial statements appear as follows:

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Concierge Technologies, Inc.

We have audited the accompanying consolidated balance sheets of Concierge Technologies, Inc. and its subsidiaries (the "Company") as of June 30, 2016 and 2015, and the related consolidated statements of operations, stockholders’ equity, and cash flows for each of the two years in the period ended June 30, 2016. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the financial statements of Brigadier Security Systems (2000) Limited, a wholly-owned subsidiary, which statements reflect total assets of 20% of consolidated total assets as of June 30, 2016 and total revenues of 8% of consolidated total revenues for the one year period ended June 30, 2016. Those statements were audited by another auditor, whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included for Brigadier Security Systems (2000) Limited, is based solely on the report of the other auditor.

We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the report of the other auditor provide a reasonable basis for our opinion.

In our opinion, based on our audits and the report of the other auditor, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Concierge Technologies, Inc. and its subsidiaries as of June 30, 2016 and 2015, and the results of its operations and its cash flows for each of the two years in the period ended June 30, 2016 in conformity with accounting principles generally accepted in the United States of America.

The Company's financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business.  The Company has incurred accumulated losses of $6,430,722. These factors along with those discussed in Note 4 to the financial statements, raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 4.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty

/S/ Kabani & Company, Inc.
Certified Public Accountants
Los Angeles, California
October 20, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder of Brigadier Security Systems (2000) Ltd.

We have audited the accompanying balance sheet of Brigadier Security Systems (2000) Limited as of June 30, 2016, and the related statements of comprehensive income, changes in equity, and cash flows for the period from June 1, 2016 to June 30, 2016. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Brigadier Security Systems (2000) Limited as of June 30, 2016, and the results of its operations and its cash flows for the period from June 1, 2016 to June 30, 2016 in conformity with accounting principles generally accepted in the United States of America.

Saskatoon, Saskatchewan
October 14, 2016	Chartered Professional Accountants

CONCIERGE TECHNOLOGIES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET

	As of June 30, 2016	As of June 30, 2015
ASSETS
CURRENT ASSETS:
Cash & cash equivalents	$1,060,184	$1,970,062
Accounts receivable, net	839,220	95,417
Inventory, net	436,541	85,849
Other current assets	24,876	-
Total current assets	2,360,821	2,151,328

Deposit	-	182,931
Property and equipment, net	1,166,693	-
Goodwill	219,256	-
Intangible Assets-Net	1,018,213	-
Total assets	$4,764,983	$2,334,259

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$997,644	$269,501
Purchase consideration payable	214,035	-
Notes payable - related parties	308,500	8,500
Notes payable	8,500	8,500
Convertible debenture - related parties, net	1,300,000	-
Total liabilities	2,828,680	286,501

COMMITMENT & CONTINGENCY

STOCKHOLDERS' EQUITY
Preferred stock, 50,000,000 authorized par $0.001
Series B: 3,754,355 issued and outstanding at June 30, 2016 and June 30, 2015	3,754	3,754
Common stock, $0.001 par value; 900,000,000 shares authorized; 67,953,870 shares issued and outstanding at at June 30, 2016 and June 30, 2015	67,954	67,954
Additional paid-in capital	8,325,620	8,325,620
Accumulated other comprehensive income (loss)	(29,503)	-
Accumulated deficit	(6,431,522)	(6,349,570)
Total Stockholders' equity	1,936,303	2,047,758
Total liabilities and Stockholders' equity	$4,764,983	$2,334,259

The accompanying notes are an integral part of these consolidated financial statements.

CONCIERGE TECHNOLOGIES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Years Ended June 30
	2016	2015

Net revenue	$4,225,385	$223,565

Cost of revenue	2,746,132	188,325

Gross profit	1,479,253	35,240

Operating expense
General & administrative expense	1,411,047	166,930
Impairment of inventory value	48,330	-
Total Operating Expenses	1,459,377	166,930

Operating Income (Loss)	19,876	(131,690)

Other income (expense)
Other income	2,880	5,086
Interest expense	(8,686)	(77,611)
Total other expense	(5,806)	(72,525)

Income (Loss) from continuing operations before income taxes	14,070	(204,216)

Provision of income taxes	(96,022)	-

Loss from continuing operations	(81,952)	(204,216)

Income from Discontinued Operations
Gain on disposal of subsidiary	-	109,600
Income from discontinued operations	-	108,807
Income from Discontinued Operations	-	218,407

Net Income (Loss)	$(81,952)	$14,191

Other Comprehensive Income (Loss)
Foreign currency translation gain (loss)	(29,503)	-
Comprehensive Income (Loss)	$(111,455)	$14,191

Weighted average shares of common stock
Basic	67,953,870	47,229,336
Diluted	67,953,870	84,974,973

Net loss per common share - continuing operations
Basic & Diluted	$(0.00)	$(0.00)

Net loss per common share - Discontinued operations
Basic	$-	$0.00
Diluted	$-	$0.00

Net income per common share
Basic	$(0.00)	$0.00
Diluted	$(0.00)	$0.00

The accompanying notes are an integral part of these consolidated financial statements.

CONCIERGE TECHNOLOGIES, INC. AND SUBSIDIARIES
STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)
FOR THE YEARS ENDED JUNE 30, 2016 AND 2015

	Preferred Stock (Series A)		Preferred Stock (Series B)		Common Stock					Total
	Number of	Par	Number of	Par	Number of	Par	Additional	Accumulated	Accumulated	Concierges'
	Shares	Value	Shares	Value	Shares	Value	Paid In Capital	OCI	Deficit	Equity (Deficit)
Balance at June 30, 2014	206,186	$206	949,841	$950	24,033,785	$24,034	$4,179,070	$-	$(4,893,708)	$(689,448)

Issuance of Common Stock in settlement of convertible debenture	-	-	-	-	1,804,025	1,804	156,257		-	158,061
Beneficial conversion feature liability on debt issuance	-	-	-	-	-	-	67,571		-	67,571
Gain on debt settlement with a related party	-	-	-	-	-	-			-	-
Issuance of Common Stock for cash	-	-	-	-	40,000,000	40,000	1,120,000		-	1,160,000
Issuance of series B Preferred Stock for cash	-	-	3,245,150	3,245	-	-	1,836,755		-	1,840,000
Benefical conversion feature for issuance of series B Preferred Stock	-	-	-	-	-	-	1,470,053		(1,470,053)	-
Cancellation of Common Stock as consideration for disposal of subsidiary	-	-	-	-	(6,800,000)	(6,800)	(495,816)		-	(502,616)
Conversion of series A Preferred Stock to Common Stock	(206,186)	(206)	-	-	103,093	103	103		-	0
Conversion of series B Preferred Stock to Common Stock	-	-	(440,636)	(441)	8,812,728	8,813	(8,373)		-	(0)
Net income for the year ended June 30, 2015									14,191	14,191
Balance at June 30, 2015	-	0	3,754,355	3,754	67,953,630	67,954	8,325,620	-	(6,349,570)	2,047,758

Gain (Loss) on currency translation for the year ended June 30, 2016								(29,503)		(29,503)
Net loss for the year ended June 30, 2016									(81,952)	(81,952)
Balance at June 30, 2016	-	$-	3,754,355	$3,754	67,953,630	$67,954	$8,325,620	$(29,503)	$(6,431,522)	$1,936,303

The accompanying notes are an integral part of these consolidated financial statements.

CONCIERGE TECHNOLOGIES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the years ended June 30,
	2016	2015
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(81,952)	$14,191
(Income) / Loss from discontinued operations	-	(108,807)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Depreciation	226,556	-
Amortization	27,658	-
Impairment of Inventory	48,330	-
Gain on disposal of subsidiary	-	(109,600)
Amortization of debt issuance cost	-	67,571
(Increase) decrease in current assets:
Accounts receivable	(32,863)	(95,417)
Inventory	106,393	(85,849)
Other current assets	(4,285)	-
Increase (decrease) in current liabilities:
Accounts payable & accrued expenses	160,386	16,275
Net cash provided by (used in) operating activities	450,223	(301,636)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of equipment	(103,662)	-
Payment of cash to subsidiary disposed as part of sale agreement	-	(353,100)
Cash used in purchase of new subsidiaries net of cash acquired	(2,766,205)	(182,931)
Net cash used in investing activities	(2,869,866)	(536,031)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from related party debts	1,600,000	-
Repayments of related party debts	-	(29,500)
Proceeds from notes payable & debentures	-	43,500
Repayments of notes payable & debentures	-	(222,000)
Proceeds from sale of common shares	-	1,160,000
Proceeds from sale of preferred shares	-	1,840,000
Net cash provided by financing activities	1,600,000	2,792,000

Effect of currency exchange rate fluctuation on cash and cash equivalents	(90,235)	-
NET INCREASE / (DECREASE) IN CASH & CASH EQUIVALENTS	(909,878)	1,954,332

CASH & CASH EQUIVALENTS, BEGINNING BALANCE	1,970,062	15,730

CASH & CASH EQUIVALENTS, ENDING BALANCE	$1,060,184	$1,970,062

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid during the period for:
Interest - continuing operations	$29	$7,984
Interest - discontinued operations	$-	$4,103
Income taxes - continued operations	$14,393	$-
Income taxes - discontinued operations		$35,538

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:
Purchase consideration payable	$214,035	$-
Beneficial conversion feature for issuance of Series B Preferred Stock	$-	$1,470,053
Cancellation of common stock in connection with disposal of subsidiary	$-	$(502,616)
Issuance of common stock in settlement of convertible debentures & Notes & Accrued Interest	$-	$158,061

The accompanying notes are an integral part of these audited consolidated financial statements.

CONCIERGE TECHNOLOGIES, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND DESCRIPTION OF BUSINESS
Concierge Technologies, Inc., (the “Company”), a Nevada corporation, was originally incorporated in California on August 18, 1993 as Fanfest, Inc. On March 20, 2002, the Company changed its name to Concierge Technologies, Inc. The Company’s principal operations include the purchase and sale of digital equipment through its wholly owned subsidiaries Wireless Village doing business as Janus Cam (until its disposal as of May 7, 2015), Gourmet Foods, a manufacturer and distributor of meat pies in New Zealand, Brigadier Security Systems, a provider of security alarm installation and monitoring located in Canada, and Kahnalytics, Inc. a California corporation providing vehicle-based live streaming video and event recording to online subscribers.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Principles of Consolidation

The accompanying consolidated financial statements include the accounts of Concierge Technologies, Inc., and its wholly owned subsidiaries, Kahnalytics, Gourmet Foods, Ltd., Brigadier Security Systems and Wireless Village (discontinued on May 7, 2015). All significant intercompany accounts and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of consolidated financial statements is in conformity with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

For purposes of the consolidated statement of cash flows, cash equivalents include all highly liquid debt instruments with original maturities of three months or less which are not securing any corporate obligations.

Concentrations of Risk

The Company maintains cash balances at a financial institution headquartered in San Diego, California. Accounts are insured by the Federal Deposit Insurance Corporation up to $250,000 per depositor. The Company’s uninsured cash balance in the United States was $33,026 at June 30, 2016. Cash balances in Canada are maintained at a financial institution in Saskatoon, Saskatchewan. Each account is insured up to CD$100,000 by Canada Deposit Insurance Corporation (CDIC). The Company’s uninsured cash balance in Canada was CD$123,311 (approximately US$95,190) at June 30, 2016.
Balances at financial institutions within certain foreign countries, including New Zealand where the Company maintains cash balances, are not covered by insurance. As of June 30, 2016, the Company had uninsured deposits related to cash deposits in uninsured accounts maintained within foreign entities of approximately $568,427. The Company has not experienced any losses in such accounts.

CONCIERGE TECHNOLOGIES, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Major customers & suppliers

Concierge, through Kahnalytics as a licensed user of a proprietary software application, is dependent on the continued support of this online platform and the adherence to the license contract terms between Kahnalytics and the foreign-based licensor. Kahnalytics is also largely dependent on its single-source sales channel to continue to expand its dealer network of resellers who, in turn, activate subscribers to the Kahnalytics service. Hardware sold by Kahnalytics is currently supplied by one source, however in the event this source proves to be inadequate there are other alternative sources of equal or comparable devices as needed by Kahnalytics. During the fiscal year ended June 30, 2015 Kahnalytics had just one customer accounting for 100% of its sales. Correspondingly, Kahnalytics had only two suppliers of the hardware it sold with the larger of the suppliers accounting for 92% of the cost of goods sold for fiscal year ended June 30, 2015. Sales of these products were discontinued during the current fiscal year.

Concierge, through Brigadier Security Systems, is dependent upon its contractual relationship with the alarm monitoring company who purchases the monitoring contracts and provides monitoring services to Brigadier’s customers. In the event this contract is terminated Brigadier would be compelled to find an alternate source of alarm monitoring, or establish such a facility itself. Management believes that the contractual relationship is sustainable, and has been for many years, with alternate solutions available should the need arise. Sales to the two largest customers totaled 55% of the total revenues for the one-month period ended June 30, 2016, and accounted for approximately 38.6% of accounts receivable as of the balance sheet date of June 30, 2016.

Concierge, through Gourmet Foods, has three major customer groups comprising the gross revenues to Gourmet Foods; 1) grocery, 2) gasoline convenience stores, 3) independent retailers. The grocery and food industry is dominated by several large chain operations, which are customers of Gourmet Foods, and there are no long term guarantees that these major customers will continue to purchase products from Gourmet Foods, however the relationships have been in place for sufficient time to give management reasonable confidence in their continuing business. For the 11-month period ending and balance sheet date of June 30, 2016, our largest customer in the grocery industry, who operates through a number independently branded stores, accounted for approximately 14% of our gross sales revenues and 34% of our accounts receivable. The second largest in the grocery industry accounted for approximately 10% of our gross revenues and 12% of our accounts receivable. In the gasoline convenience store market we supply two major accounts. The largest is a marketing consortium of gasoline dealers accounting for approximately 44% of our gross sales revenues and 24% of our accounts receivable. The second largest are independent operators accounting for approximately 13% of gross sales and 17% of accounts receivable. The third category of independent retailers accounted for the balance of our gross sales revenue however the group is fragmented and no one customer accounts for a significant portion of our revenues. Gourmet Foods is not dependent upon any one major supplier as many alternative sources are available in the local market place should the need arise.

CONCIERGE TECHNOLOGIES, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Allowance for Doubtful Debts

The Company maintains an allowance for doubtful accounts for estimated losses inherent in its accounts receivable portfolio. In establishing the required allowance, management regularly reviews the composition of accounts receivable and analyzes customer credit worthiness, customer concentrations, current economic trends and changes in customer payment patterns. Reserves are recorded primarily on a specific identification basis. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. As of June 30, 2016 and 2015, the Company had recorded allowance for doubtful accounts of $3,600 and $Nil, respectively.

Inventory

Inventories are valued at the lower of cost (determined on a FIFO basis) or market. Inventories include product cost, inbound freight and warehousing costs. Management compares the cost of inventories with the market value and an allowance is made for writing down the inventories to their market value, if lower. During the year ended June 30, 2016, the Company incurred an impairment loss of $48,330 due to valuing inventory at market which was lower than cost.

Property and Equipment

Property and equipment are stated at cost. Expenditures for maintenance and repairs are charged to earnings as incurred; additions, renewals and improvements are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. Depreciation is computed using various methods over an estimated useful life of the asset.

Category	Estimated Useful Life

Computer Equipment & Software	3 to 5 Years
Office furniture and equipment:	3 to 5 Years
Autos	3 to 5 Years

Intangible Assets
Intangible assets consist of brand names, domain names, recipes, non-compete agreements and customer lists. Intangible assets with finite lives are amortized over the estimated useful life and are evaluated for impairment at least on an annual basis and whenever events or changes in circumstances indicate that the carrying value may not be recoverable. The Company assesses recoverability by determining whether the carrying value of such assets will be recovered through the discounted expected future cash flows. If the future discounted cash flows are less than the carrying amount of these assets, the Company recognizes an impairment loss based on the excess of the carrying amount over the fair value of the assets.

CONCIERGE TECHNOLOGIES, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Goodwill

Goodwill represents the excess of the aggregate purchase price over the fair value of the net assets acquired in a purchase businesses combination. Goodwill is reviewed for impairment on an annual basis, or more frequently if events or changes in circumstances indicate that the carrying amount of goodwill may be impaired. The goodwill impairment test is a two-step test. Under the first step, thefair value of the reporting unit is compared with its carrying value including goodwill. If the fair value of the reporting unit exceeds its carrying value, step two does not need to be performed. If the fair value of the reporting unit is less than its carrying value, an indication of goodwill impairment exists for the reporting unit and the enterprise must perform step two of the impairment test. Under step two, an impairment loss is recognized for any excess of the carrying amount of the reporting unit’s goodwill over the implied fair value of that goodwill. The implied fair value of goodwill is determined by allocating the fair value of the reporting unit in a manner similar to a purchase price allocation. The residual fair value after this allocation is the implied fair value of the reporting unit goodwill.

Impairment of Long-Lived Assets

The Company tests long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable through the estimated undiscounted cash flows expected to result from the use and eventual disposition of the assets. Whenever any such impairment exists, an impairment loss will be recognized for the amount by which the carrying value exceeds the fair value.

Fair Value of Financial Instruments

The Company's financial instruments primarily consist of cash and cash equivalents, accounts receivable, and accounts payable.

The three levels are defined as follows:

Level 1: Quoted prices in active markets for identical assets or liabilities.
Level 2: Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.
Level 3: Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

As of the balance sheet dates, the estimated fair values of the financial instruments were not materially different from their carrying values as presented on the balance sheet. This is primarily attributed to the short maturities of these instruments.

CONCIERGE TECHNOLOGIES, INC. AND SUeBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Revenue Recognition

Revenue primarily consists of sale of gourmet meat pies and related bakery confections in New Zealand, security alarm system installation and monitoring in Canada and sale of mobile video recording devices and gathering of live-streaming video recording data displayed online to subscribers in the U.S.A. Revenue is accounted for net of sales taxes, sales returns, trade discounts. Revenue is recognized when persuasive evidence of an arrangement exists, the price is fixed or determinable, the delivery has occurred, no other significant obligations of the Company exist, and collectability is probable. Product is considered delivered to the customer once it has been shipped and title, risk of loss and rewards of ownership have been transferred. For most of the Company’s product sales, these criteria are met at the time the product is shipped.

Share-based Compensation

The Company measures stock-based compensation cost at the grant date based on the fair value of the award and recognize it as expense over the applicable vesting period of the stock award using the straight-line method.

Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date. A valuation allowance is provided for deferred tax assets if it is more likely than not that these items will either expire before the Company is able to realize their benefits or if future deductibility is uncertain.

When tax returns are filed, it is highly certain that some positions taken would be sustained upon examination by the taxing authorities, while others are subject to uncertainty about the merits of the position taken or the amount of the position that would be ultimately sustained. The benefit of a tax position is recognized in the financial statements in the period during which, based on all available evidence, management believes it is more likely than not that the position will be sustained upon examination, including the resolution of appeals or litigation processes, if any. Tax positions taken are not offset or aggregated with other positions. Tax positions that meet the more-likely-than-not recognition threshold are measured as the largest amount of tax benefit that is more than 50 percent likely of being realized upon settlement with the applicable taxing authority. The portion of the benefits associated with tax positions taken that exceeds the amount measured as described above is reflected as a liability for unrecognized tax benefits in the balance sheets along with any associated interest and penalties that would be payable to the taxing authorities upon examination. Applicable interest and penalties associated with unrecognized tax benefits are classified as additional income taxes in the statements of operations.

Advertising Costs

The Company expenses the cost of advertising as incurred. Advertising costs for the years ended June 30, 2016 and 2015 were negligible.

Other Comprehensive Income (Loss) and Foreign Currency Translation

We record foreign currency translation adjustments and transaction gains and losses in accordance with SFAS 52, Foreign Currency Translation. The accounts of Gourmet Foods, Ltd. use the New Zealand dollar as the functional currency. The accounts of Brigadier Security System use the Canadian dollar as the functional currency. Assets and liabilities are translated at the exchange rate on the balance sheet date, and operating results are translated at the average exchange rate throughout the period. Accumulated translation loss classified as an item of accumulated other comprehensive loss in the stockholders’ equity section of the consolidated balance sheet was $29,503 as of June 30, 2016.

Statement of Cash Flows

The Company’s cash flows from operations are calculated based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the consolidated balance sheet.

Segment Reporting

The Company defines operating segments as components about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performances. The Company allocates its resources and assesses the performance of its sales activities based on the geographic locations of its subsidiaries (see Note 20).

Business Combinations

We allocate the fair value of purchase consideration to the tangible assets acquired, liabilities assumed and intangible assets acquired based on their estimated fair values. The excess of the fair value of purchase consideration over the fair values of these identifiable assets and liabilities is recorded as goodwill. Such valuations require management to make significant estimates and assumptions, especially with respect to intangible assets. Significant estimates in valuing certain intangible assets include, but are not limited to, future expected cash flows from acquired users, acquired trade names from a market participant perspective, useful lives and discount rates. Management’s estimates of fair value are based upon assumptions believed to be reasonable, but which are inherently uncertain and unpredictable and, as a result, actual results may differ from estimates. During the measurement period, which is one year from the acquisition date, we may record adjustments to the assets acquired and liabilities assumed, with the corresponding offset to goodwill. Upon the conclusion of the measurement period, any subsequent adjustments are recorded to earnings.

Reclassifications

Certain 2015 balances have been reclassified to conform to the 2016 presentation

CONCIERGE TECHNOLOGIES, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Recent Accounting Pronouncements

In May 2014, the (“FASB”) issued Accounting Standards Update (“ASU”) 2014-09, Revenue from Contracts with Customers, which provides a single comprehensive model for entities to use in accounting for revenue arising from contracts with customers and will supersede most current revenue recognition guidance. The standard’s core principle is that a company will recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the company expects to be entitled in exchange for those goods or services. In August 2015, the FASB deferred the effective date of the new revenue standard by one year, which will make it effective for the Company in the first quarter of its fiscal year ending June 30, 2019. The Company is currently in the process of evaluating the impact of adoption of this ASU on its consolidated financial statements.

In June 2014, the FASB issued Accounting Standards Update No. 2014-12, Compensation — Stock Compensation (Topic 718), Accounting for Share-Based Payments When the Terms of an Award Provide That a Performance Target Could Be Achieved after the Requisite Service Period (a consensus of the FASB Emerging Issues Task Force) (ASU 2014-12). The guidance applies to all reporting entities that grant their employees share-based payments in which the terms of the award provide that a performance target that affects vesting could be achieved after the requisite service period. The amendments require that a performance target that affects vesting and thatcould be achieved after the requisite service period be treated as a performance condition. For all entities, the amendments in this update are effective for annual periods and interim periods within those annual periods beginning after December 15, 2015. Earlier adoption is permitted. The effective date is the same for both public business entities and all other entities. The Company is currently evaluating the impact of adopting ASU 2014-12 on the Company’s results of operations or financial condition.

In August 2014, the FASB issued Accounting Standards Update No. 2014-15, Presentation of Financial Statements – Going Concern (Subtopic 205-40), Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern (ASU 2014-15). The guidance in ASU 2014-15 sets forth management’s responsibility to evaluate whether there is substantial doubt about an entity’s ability to continue as a going concern as well as required disclosures. ASU 2014-15 indicates that, when preparing financial statements for interim and annual financial statements, management should evaluate whether conditions or events, in the aggregate, raise substantial doubt about the entity’s ability to continue as a going concern for one year from the date the financial statements are issued or are available to be issued. This evaluation should include consideration of conditions and events that are either known or are reasonably knowable at the date the financial statements are issued or are available to be issued, as well as whether it is probable that management’s plans to address the substantial doubt will be implemented and, if so, whether it is probable that the plans will alleviate the substantial doubt. ASU 2014-15 is effective for annual periods ending after December 15, 2016, and interim periods and annual periods thereafter. Early application is permitted. The adoption of this guidance is not expected to have a material impact on the Company’s consolidated financial statements.

In January 2015, the FASB issued Accounting Standards Update No. 2015-01, Income Statement – Extraordinary and Unusual items (Subtopic 225-20), Simplifying Income Statement Presentation by Eliminating the Concept of Extraordinary Items (ASU 2015-01). The amendment eliminates from U.S. GAAP the concept of extraordinary items. This guidance is effective for the Company in the first quarter of fiscal 2017. Early adoption is permitted and allows the Company to apply the amendment prospectively or retrospectively. The adoption of this guidance is not expected to have a material impact on the Company’s consolidated financial statements.

CONCIERGE TECHNOLOGIES, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

In February 2015, FASB issued ASU No. 2015-02, (Topic 810): Amendments to the Consolidation Analysis. ASU No. 2015-02 provides amendments to respond to stakeholders’ concerns about the current accounting for consolidation of certain legal entities. Stakeholders expressed concerns that GAAP might require a reporting entity to consolidate another legal entity in situations in which the reporting entity’s contractual rights do not give it the ability to act primarily on its own behalf, the reporting entity does not hold a majority of the legal entity’s voting rights, or the reporting entity is not exposed to a majority of the legal entity’s economic benefits or obligations. ASU No. 2015-02 is effective for annual periods, and interim periods within those annual periods, beginning after December 15, 2015. The adoption of this guidance is not expected to have a material impact on the Company’s results of operations, financial position or disclosures.

In April 2015, FASB issued ASU No. 2015-03, (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs. ASU No. 2015-03 provides guidance that will require debt issuance costs related to a recognized debt liability to be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability. ASU No. 2015-03 affects disclosures related to debt issuance costs but does not affect existing recognition and measurement guidance for these items. ASU No. 2015-03 is effective for annual periods, and interim periods within those annual periods, beginning after December 15, 2015. The adoption of this guidance is not expected to have a material impact on the Company’s results of operations, financial position or disclosures.

In April 2015, FASB issued ASU No. 2015-05, (Subtopic 350-40): Customer’s Accounting for Fees Paid in a Cloud Computing Arrangements. ASU No. 2015-05 provides guidance on a customer’s accounting for fees paid in a cloud computing arrangement, which includes software as a service, platform as a service, infrastructure as a service, and other similar hosting arrangements. ASU No. 2015-05 is effective for annual periods, and interim periods within those annual periods, beginning after December 15, 2015. The adoption of this guidance is not expected to have a material impact on the Company’s results of operations, financial position or disclosures.

In September 2015, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2015-16, Business Combinations (Topic 805) Simplifying the Accounting for Measurement-Period Adjustments.” ASU No. 2015-06 simplifies the accounting for measurement-period adjustments attributable to an acquisition. Under prior guidance, adjustments to provisional amounts during the measurement period that arise due to new information regarding acquisition date circumstances must be made retrospectively with a corresponding adjustment to goodwill. The amended guidance requires an acquirer to record adjustments to provisional amounts made during the measurement period in the period that the adjustment is determined. The adjustments should reflect the impact on earnings of changes in depreciation, amortization, or other income effects, if any, as if the accounting hadbeen completed as of the acquisition date. Additionally, amounts recorded in the current period that would have been reflected in prior reporting periods if the adjustments had been recognized as of the acquisition date must be disclosed either on the face of the income statement or in the notes to financial statements. This guidance is effective prospectively for interim and annual periods beginning after December 15, 2015 and early application is permitted. The impact of the guidance on our financial condition, results of operations and financial statement disclosures will depend on the level of acquisition activity performed by the Company.

CONCIERGE TECHNOLOGIES, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

In November 2015, the Financial Accounting Standards Board (FASB) issued ASU 2015-17, “Balance Sheet Classification of Deferred Taxes” (ASU 2015-17), which changes how deferred taxes are classified on the balance sheet and is effective for financial statements issued for annual periods beginning after December 15, 2016, with early adoption permitted. ASU 2015-17 requires all deferred tax assets and liabilities to be classified as non-current. The adoption of this guidance is not expected to have a material impact on the Company’s results of operations, financial position or disclosures.

In January 2016, the FASB issued ASU 2016-01, “Recognition and Measurement of Financial Assets and Financial Liabilities” (ASU 2016-01), which requires equity investments that are not accounted for under the equity method of accounting to be measured at fair value with changes recognized in net income and updates certain presentation and disclosure requirements. ASU 2016-01 is effective beginning after December 15, 2017. The adoption of this guidance is not expected to have a material impact on the Company’s results of operations, financial position or disclosures.

In February 2016, the FASB issued ASU No. 2016-02, “Leases,” which requires lessees to recognize right-of-use assets and lease liabilities, for all leases, with the exception of short-term leases, at the commencement date of each lease. This ASU requires lessees to apply a dual approach, classifying leases as either finance or operating leases based on the principle of whether or not the lease is effectively a financed purchase by the lessee. This classification will determine whether lease expense is recognized based on an effective interest method or on a straight-line basis over the term of the lease. This ASU is effective for annual periods beginning after December 15, 2018 and interim periods within those annual periods.Early adoption is permitted. The amendments of this update should be applied using a modified retrospective approach, which requires lessees and lessors to recognize and measure leases at the beginning of the earliest period presented. The Company is currently evaluating the impact of the adoption of this standard on its consolidated financial statements.

In March 2016, the FASB issued Accounting Standards Update 2016-07, Investments- Equity Method and Joint Ventures: Simplifying the Transition to the Equity Method of Accounting (“ASU 2016-07”). ASU 2016-07 eliminates the requirement to apply the equity method of accounting retrospectively when a reporting entity obtains significant influence over a previously held investment. ASU 2016-07 is effective for fiscal years beginning after December 15, 2016, including interim periods within those fiscal years. We are currently evaluating the impact the adoption of this standard would have on our financial condition, results of operations and cash flows.

In March 2016, the FASB issued ASU 2016-09, “Improvements to Employee Share-Based Payment Accounting.” The guidance simplifies accounting for share-based payments, most notably by requiring all excess tax benefits and tax deficiencies to be recorded as income tax benefits or expense in the income statement and by allowing entities to recognize forfeitures of awards when they occur. This new guidance is effective for annual reporting periods beginning after December 15, 2016 and may be adopted prospectively or retroactively. We are currently evaluating the impact the adoption of this standard would have on our financial condition, results of operations and cash flows.

CONCIERGE TECHNOLOGIES, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

No other recently issued accounting pronouncements are expected to have a material impact on the Company’s consolidated financial statements.

NOTE  3.  BASIC AND DILUTED NET LOSS PER SHARES
Basic net loss per share is based upon the weighted average number of common shares outstanding. Diluted net loss per share is based on the assumption that all dilutive convertible shares and stock options were converted or exercised. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.

Diluted net loss per share for the year ended June 30, 2016 did not reflect the effects of shares potentially issuable upon conversion of convertible notes & preferred stock. These potentially issuable shares would have an anti-dilutive effect on the Company’s net loss per share in 2016. Diluted net income per share for the year ended June 30, 2015 reflected the effects of shares actually potentially issuable upon conversion of convertible preferred stock.

The components of basic and diluted earnings per share were as follows:

	For the year ended June 30, 2016
	Net Loss	Shares	Per Share
Basic loss per share:
Net loss available to common shareholders	$(81,952)	67,953,870	$(0.00)
Effect of dilutive securities
Preferred stock Series B	-
Convertible Debt	-
Diluted loss per share	$(81,952)	67,953,870	$(0.00)

	For the year ended June 30, 2015
	Net Income	Shares	Per Share
Basic income per share:
Net income available to common shareholders	$14,191	47,229,336	$0.00
Effect of dilutive securities
Preferred stock Series B		37,745,637
Convertible Debt		-
Diluted income per share	$14,191	84,974,973	$0.00

CONCIERGE TECHNOLOGIES, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE  4. GOING CONCERN

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern. The Company has an accumulated deficit of $6,431,522 as of June 30 2016, including a net loss of $81,952 during the year ended June 30, 2016. The historical losses have adversely affected the liquidity of the Company. Although losses are expected to be curtailed during the coming fiscal year due to the increasing revenues of its wholly owned subsidiary Kahnalytics, along with the acquisition of revenue producing subsidiaries, the Company faces continuing significant business risks, which include, but are not limited to, its ability to maintain vendor and supplier relationships by making timely payments when due, continue product research and development efforts at Kahnalytics, and successfully compete for customers within the areas of interest for its Canadian and New Zealand held subsidiaries.

In view of the matters described in the preceding paragraph, recoverability of a major portion of the recorded asset amounts shown in the accompanying balance sheet is dependent upon continued operations of the Company, which in turn is dependent upon the Company’s ability to increase profitability from its subsidiary operations, obtain financing, and succeed in its future operations. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts or classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Management has taken the following steps to revise its operating and financial requirements, which it believes are sufficient to provide the Company with the ability to continue as a going concern. Management devoted considerable effort from inception through the period ended June 30, 2016, towards (i) sourcing additional working capital including $1,600,000 debt issuance completed during the year ended June 30, 2016, (ii) management of accrued expenses and accounts payable, (iii) divestiture of non-revenue producing subsidiaries, (vi) acquisition of profit producing subsidiaries such as Gourmet Foods and Brigadier Security Systems, and (v) other business combinations between entities where we have a common controlling interest such as Wainwright Holdings.

Management believes that the above actions will allow the Company to continue operations for the next 12 months.

NOTE 5. INVENTORIES

Inventories consisted of the following:

	June 30,	June 30,
	2016	2015
Raw materials	$50,023	$-
Supplies and packing materials	77,497	-
Finished goods	357,351	85,849
	484,871	85,849
Less : Impairment of Finished Goods	(48,330)	-
Total	$436,541	$85,849

CONCIERGE TECHNOLOGIES, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE  6. PROPERY AND EQUIPMENT

Property, Plant and Equipment consisted of the following as of June 30, 2016 and 2015.
	June 30, 2016	June 30, 2015
Plant and Equipment	$1,477,411	$-
Furniture & Office Equipment	119,123	12,910
Vehicles	58,850	-
Total Property and Equipment, Gross	1,655,384	12,910
Accumulated Depreciation	(488,691)	(12,910)
Total Property and Equipment, Net	$1,166,693	$-

For the years ended June 30, 2016 and 2015, depreciation expense totaled $226,556 and $0, respectively.

NOTE 7.  INTANGIBLE ASSETS

Intangible assets consisted of the following:

	June 30,	June 30,
	2016	2015
Brand name	$402,123	$-
Domain name	36,913	-
Customer relationships	500,252	-
Non-compete agreement	84,982	-
Recipes	21,601	-
Total	1,045,871	-
Less : Accumulated Amortization	(27,658)	-
Net Intangibles	$1,018,213	$-

CUSTOMER RELATIONSHIP

On August 11, 2105, the Company acquired Gourmet Foods, Ltd. The fair value on the acquired customer relationships was estimated to be $66,153 and is amortized over the remaining useful life of 10 years. On June 2, 2016, the Company acquired Brigadier Security Systems. The fair value on the acquired customer relationships was estimated to be $434,098 and is amortized over the remaining useful life of 10 years.

	June 30, 2016	June 30, 2015
Customer relationships	$500,252	-
Less: accumulated amortization	9,659	-
Total customer relationships, net	$490,593	-

CONCIERGE TECHNOLOGIES, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

BRAND NAME

On August 11, 2105, the Company acquired Gourmet Foods, Ltd. The fair value on the acquired brand name was estimated to be $61,429 and is amortized over the remaining useful life of 10 years. On June 2, 2016, the Company acquired Brigadier Security Systems. The fair value on the acquired brand name was estimated to be $340,694 and is amortized over the remaining useful life of 10 years.

	June 30, 2016	June 30, 2015
Brand name	$402,123	-
Less: accumulated amortization	8,447	-
Total brand name, net	$393,696	-

DOMAIN NAME

On August 11, 2105, the Company acquired Gourmet Foods, Ltd. The fair value on the acquired domain name was estimated to be $21,601 and is amortized over the remaining useful life of 5 years. On June 2, 2016, the Company acquired Brigadier Security Systems. The fair value on the acquired domain name was estimated to be $15,312 and is amortized over the remaining useful life of 5 years.

	June 30, 2016	June 30, 2015
Domain Name	$36,913	-
Less: accumulated amortization	4,193	-
Total brand name, net	$32,720	-

RECIPES

On August 11, 2105, the Company acquired Gourmet Foods, Ltd. The fair value on the recipes was estimated to be $21,601 and is amortized over the remaining useful life of 5 years.

	June 30,	June 30,
	2016	2015
Recipes	$21,601	$-
Less: accumulated amortization	3,937	-
Total Recipes, net	$17,664	-

NON-COMPETE AGREEMENT

On June 2, 2016, the Company acquired Brigadier Security Systems. The fair value on the acquired non-compete agreement was estimated to be $104,122 and is amortized over the remaining useful life of 5 years.

	June 30, 2016	June 30, 2015
Non-compete agreement	$84,982	-
Less: accumulated amortization	1,421	-
Total non-compete agreement, net	$83,561	-

AMORTIZATION EXPENSE

Estimated amortization expenses of intangible assets for the next five twelve months periods ended June 30, are as follows:

CONCIERGE TECHNOLOGIES, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Years Ending June 30,	Expense
2017	$118,937
2018	$118,937
2019	$118,937
2020	$118,937
2021	$109,385

NOTE 8. GOODWILL

Goodwill represents the excess of the aggregate purchase price over the fair value of the net assets acquired in business combinations. Goodwill comprised of the following amounts:

	As of June 30,	As of June 30,
	2016	2015
Trained workforce – Gourmet Foods	$51,978	$-
Trained workforce - Brigadier	75,795	-
Goodwill – Gourmet Foods	45,669	-
Goodwill - Brigadier	45,814	-
	$219,256	$-

The Company tests for goodwill impairment at each reporting unit. There was no goodwill impairment for the year ended June 30, 2016.

NOTE 9. ACCOUNTS PAYABLE AND ACCRUED EXPENSES
Accounts payable and accrued expenses consisted of the following:

	June 30, 2016	June 30, 2015
Accounts payable	$288,170	$108,860
Accrued judgment	135,000	135,000
Accrued interest	13,918	781
Taxes Payable	167,683	-
Accrued Payroll and Vacation Pay	127,271	-
Accrued Expenses	265,502	24,860
Total	$997,644	$269,501

NOTE 10. NOTES PAYABLE - RELATED PARTY

Notes Payable - Related Parties

Current related party notes payable consist of the following:

	June 30, 2016	June 30, 2015
Notes payable to shareholder, interest rate of 10%, unsecured and payable on July 31, 2004 (past due)	$5,000	$5,000
Notes payable to shareholder, interest rate of 8%, unsecured and payable on December 31, 2012 (past due)	3,500	3,500
Notes payable to affiliate of director/shareholder, interest rate of 4%, unsecured and payable on June 30, 2017	300,000	-
	$308,500	$8,500

On January 1, 2013 we consolidated all outstanding notes payable due a related party into one loan agreement containing certain conversion features whereby the note holder could convert the principal amount of the loan, $204,700 comprised of the sum total of the principal amounts of the individual notes, $122,000, plus $82,700 in accrued interest applicable to those notes, together with accrued interest on the principal at the rate of 4.944% per annum, into shares of our common stock at the conversion rate of $0.02 per share. On December 19, 2014 we entered into an amendment to the debenture that allowed for the maturity date to be extended to June 1, 2015 and provided the Company rights to settle the debenture in full, upon completion of an equity investment in excess of $1,500,000, by payment of $122,000 in cash and issuance of 8,270,000 shares of common stock valued at $0.01 per share to the debenture holder. On January 26, 2015 we exercised those rights and paid the debenture in full. The transaction resulted in a gain on the issuance of shares of $69,861. which was recorded in additional paid in capital account as the transaction was with a related party.

On February 13, 2015 the Company repaid the outstanding notes due to two related parties totaling $21,000 in principal and $4,000 in accrued interest. A total of $5,086 in accrued interest was forgiven by the noteholders in settlement of the debt.

Interest expense for all related party notes payable for the year ended June 30, 2016 amounted to $782 and was $781 for the year ended June 30, 2015 for Concierge Technologies.

NOTE 11. NOTE PAYABLE

On November 8, 2013 Wireless Village entered into a short term Note Agreement with an unaffiliated individual in the amount of $50,000, the proceeds of which were used to pay down inventory purchase costs. Interest on the Note accrued at the rate of 10% per annum and was payable in monthly installments with a maturity date of February 19, 2014 payable by Wireless Village. On February 19, 2014 the unaffiliated individual agreed to extend the maturity date to June 1, 2014 and the Company agreed to pay a loan commitment fee of 1.5%, or $750. By agreement, that fee was paid by the issuance of 53,571 shares of common stock with a market value on the date of issuance of $0.014 per share. The note was subsequently extended to mature on January 5,2015, and then again to mature on February 27, 2015 provided Concierge Technologies guaranteed the repayment on behalf of Wireless Village. A fee in the amount of 1%, or $500, was paid in cash to the noteholder by Wireless Village in exchange for the agreement to extend the maturity date. On February 13, 2015 the note was repaid in full by Concierge Technologies.

On December 24, 2014 the Company entered into an unsecured promissory note agreement with an unaffiliated individual for the principal amount of $35,000 plus interest to accrue at the rate of 6% per annum on the unpaid principal. The note and accrued interest was due and payable on or before June 30, 2015. The proceeds of the loan were reserved in anticipation of the need to pay a convertible debenture maturing in January 2015. On January 26, 2015 the noteholder became an investor and shareholder of the Company and the amount of $35,000 due under the note agreement was repaid as a credit to the amount of funds due per the stock subscription agreement. No interest was accrued or paid on the note.

An unsecured loan in the amount of $8,500 due a former director and shareholder who is now deceased has been reclassified as a note due unrelated party. The note is interest free, not deemed assignable to successors by the Company, and held as a contingent liability until resolved.

NOTE 12. CONVERTIBLE DEBENTURES – RELATED PARTY

On January 27, 2016 the Company entered into a convertible promissory note (the “Promissory Note”) with Wainwright Holdings, an affiliate of our shareholder and C.E.O., that resulted in the funding of $450,000. The Promissory Note bears interest at four percent (4%) per annum and increases to eight percent (8%) in the event of default by the Company. The Company and the noteholder negotiated the interest rate at arm’s length relying upon the available market rate for long-term deposits at financial institutions as well as the current rate of return realized by the noteholder for cash deposits currently held. Larger deposits traditionally fall into a “Jumbo” rate category with marginally higher returns. Interest ranged from annual percentage rates of .01% at the lowest to 1.75% at the highest. Recognizing the unsecured nature of the promissory note, and the historical record of continued operating losses by the Company, a rate of 4 percent annual interest was agreed upon in light of the heightened default risk over traditional investment instruments. The Promissory Note may be prepaid at any time in whole or in part by the Company and is convertible into restricted common stock of the Company at the election of Promissory Note holder on the date which is 180 days following issuance of the Promissory Note at a conversion price of $0.10 per share. The conversion price is subject to adjustment for mergers, consolidations, share exchanges, recapitalizations or similar events. The Promissory Note matures five (5) years from issuance and is unsecured. Proceeds from the Promissory Note are intended to be used for transactions involving acquisitions of unrelated companies by Concierge Technologies that meet the criteria as determined by the Board of Directors. There was no beneficial conversion feature identified as of the date of issuance of the Promissory Note.

On April 8, 2016 the Company entered into a convertible promissory note (the “Promissory Note”) with Gerber Irrevocable Family Trust, an affiliate of our shareholder and C.E.O., that resulted in the funding of $350,000. The Promissory Note bears interest at four percent (4%) per annum and increases to eight percent (8%) in the event of default by the Company. The Company and the noteholder negotiated the interest rate at arm’s length relying upon the available market rate for long-term deposits at financial institutions as well as the current rate of return realized by the noteholder for cash deposits currently held. Larger deposits traditionally fall into a “Jumbo” rate category with marginally higher returns. Interest ranged from annual percentage rates of .01% at the lowest to 1.75% at the highest. Recognizing the unsecured nature of the promissory note, and the historical record of continued operating losses by the Company, a rate of 4 percent annual interest was agreed upon in light of the heightened default risk over traditional investment instruments. The Promissory Note may be prepaid at any time in whole or in part by the Company and is convertible into restricted common stock of the Company at the election of Promissory Note holder on the date which is 180 days following issuance of the Promissory Note at a conversion price of $0.13 per share. The conversion price is subject to adjustment for mergers, consolidations, share exchanges, recapitalizations or similar events. The Promissory Note matures five (5) years from issuance and is unsecured. Proceeds from the Promissory Note are intended to be used for transactions involving acquisitions of unrelated companies by Concierge Technologies that meet the criteria as determined by the Board of Directors. There was no beneficial conversion feature identified as of the date of issuance of the Promissory Note.

On May 25, 2016 the Company entered into a convertible promissory note (the “Promissory Note”) with Wainwright Holdings, an affiliate of our shareholder and C.E.O., that resulted in the funding of $250,000. The Promissory Note bears interest at four percent (4%) per annum and increases to eight percent (8%) in the event of default by the Company. The Company and the noteholder negotiated the interest rate at arm’s length relying upon the available market rate for long-term deposits at financial institutions as well as the current rate of return realized by the noteholder for cash deposits currently held. Larger deposits traditionally fall into a “Jumbo” rate category with marginally higher returns. Interest ranged from annual percentage rates of .01% at the lowest to 1.75% at the highest. Recognizing the unsecured nature of the promissory note, and the historical record of continued operating losses by the Company, a rate of 4 percent annual interest was agreed upon in light of the heightened default risk over traditional investment instruments. The Promissory Note may be prepaid at any time in whole or in part by the Company and is convertible into restricted common stock of the Company at the election of Promissory Note holder on the date which is 180 days following issuance of the Promissory Note at a conversion price of $0.13 per share. The conversion price is subject to adjustment for mergers, consolidations, share exchanges, recapitalizations or similar events. The Promissory Note matures five (5) years from issuance and is unsecured. Proceeds from the Promissory Note are intended to be used for transactions involving acquisitions of unrelated companies by Concierge Technologies that meet the criteria as determined by the Board of Directors. There was no beneficial conversion feature identified as of the date of issuance of the Promissory Note.

On May 25, 2016 the Company entered into a convertible promissory note (the “Promissory Note”) with Schoenberger Family Trust, an affiliate of our shareholder and director, that resulted in the funding of $250,000. The Promissory Note bears interest at four percent (4%) per annum and increases to eight percent (8%) in the event of default by the Company. The Company and the noteholder negotiated the interest rate at arm’s length relying upon the available market rate for long-term deposits at financial institutions as well as the current rate of return realized by the noteholder for cash deposits currently held. Larger deposits traditionally fall into a “Jumbo” rate category with marginally higher returns. Interest ranged from annual percentage rates of .01% at the lowest to 1.75% at the highest. Recognizing the unsecured nature of the promissory note, and the historical record of continued operating losses by the Company, a rate of 4 percent annual interest was agreed upon in light of the heightened default risk over traditional investment instruments. The Promissory Note may be prepaid at any time in whole or in part by the Company and is convertible into restricted common stock of the Company at the election of Promissory Note holder on the date which is 180 days following issuance of the Promissory Note at a conversion price of $0.13 per share. The conversion price is subject to adjustment for mergers, consolidations, share exchanges, recapitalizations or similar events. The Promissory Note matures five (5) years from issuance and is unsecured. Proceeds from the Promissory Note are intended to be used for transactions involving acquisitions of unrelated companies by Concierge Technologies that meet the criteria as determined by the Board of Directors. There was no beneficial conversion feature identified as of the date of issuance of the Promissory Note.

Interest expense for all related party convertible debentures, for the year ended June 30, 2016 amounted to $13,136 and was $5,102 for the year ended June 30, 2015.

NOTE13. CONVERTIBLE DEBENTURE

On February 18, 2014 the Company entered into a series of agreements, including a convertible debenture, that resulted in a funding of $53,000. The debenture is convertible, at the option of the debenture holder, to restricted common shares after August 18, 2014 at a conversion price calculated on a prescribed discount to the trailing 10-day volume weighted average market price (“VWAP”) of our shares on the date of conversion. During the initial 6 months from the date of the note the Company may repay the principal plus accrued interest at the rate of 8% per annum by applying a pre-payment penalty determined on a sliding scale tied to the aging of the note. After the initial 6-month period has elapsed the Company may not repay the note until its maturity date on November 18, 2014 at which time the note principal andinterest will become due and payable without pre-payment penalty. The Company identified embedded derivatives related to the convertible debenture. During the quarter ended September 30, 2014, at the election of the debenture holder, the Company converted$28,000 of the principal to equity through issuance of 4,346,247 shares of common stock. During the quarter ended December 31, 2014, at the election of the debenture holder, the Company converted $25,000 of the principal plus $2,120 of accrued interest to equity through issuance of 5,424,000 shares of common stock. The debenture has been paid in full as of June 30, 2015.

On March 28, 2014 the Company entered into a series of agreements, including a convertible debenture, that resulted in a funding of $32,500. The note is convertible, at the option of the debenture holder, to restricted common shares after September 23, 2014 at a conversion price calculated on a prescribed discount to the trailing 10-day VWAP of our shares on the date of conversion. During the initial 6 months from the date of the note the Company may repay the principal plus accrued interest at the rate of 8% per annum by applying a pre-payment penalty determined on a sliding scale tied to the aging of the note. After the initial 6-month period has elapsed the Company may not repay the note until its maturity date on January 2, 2015 at which time the note principal and interest will become due and payable without pre-payment penalty. The Company identified embedded derivatives related to the convertible debenture. As of June 30, 2015 the debenture was repaid in full with cash of $32,500 plus accrued interest of $1,995.

On April 25, 2014 the Company entered into a series of agreements, including a convertible debenture, that resulted in a funding of $32,500. The note is convertible, at the option of the debenture holder, to unregistered common shares after October 22, 2014 at a conversion price calculated on a prescribed discount to the trailing 10-day VWAP of our shares on the date of conversion. During the initial 6 months from the date of the note the Company may repay the principal plus accrued interest at the rate of 8% per annum by applying a pre-payment penalty determined on a sliding scale tied to the aging of the note. After the initial 6-month period has elapsed the Company may not repay the note until its maturity date on January 25, 2015 at which time the note principal and interest will become due and payable without pre-payment penalty. The Company identified embedded derivatives related to the convertible debenture. As of June 30, 2015 the debenture was repaid in full with cash of $32,500 plus accrued interest of $1,995.

The Company identified embedded derivatives related to all the three convertible debenture mentioned above. The embedded derivatives included certain conversion features.  The accounting treatment of derivative financial instruments required that the Company record the derivatives at their fair values as of the inception date and at fair value as of each subsequent balance sheet date.  Any change in fair value was recorded as non-operating, non-cash income or expense at each reporting date.  If the fair value of the derivatives was higher at the subsequent balance sheet date, the Company recorded a non-operating, non-cash charge.  If the fair value of the derivatives was lower at the subsequent balance sheet date, the Company recorded non-operating, non-cash income.  The derivatives were classified as short-term liabilities. The debentures were repaid in full with cash as of June 30, 2015 and the derivative liability was eliminated on the consolidated balance sheet at June 30, 2015.

NOTE 14. EQUITY TRANSACTIONS

Shares issued for cash

On January 26, 2015, the Company issued, in the aggregate, 400,000,000 shares of common stock for $1,160,000 to two separate trust entities. The beneficiaries of the trusts were subsequently appointed directors on the Company’s board of directors and the Company’s Chief Executive Officer.

On January 26, 2015, the Company also issued 32,451,499 shares, in the aggregate, of Series B Voting, Convertible Preferred stock at $0.0567per share for $1,840,000 to the same entities as described in the preceding paragraph. Each share of Series B Voting, Convertible Preferred stock has twenty votes on all matters submitted to a vote of the common stockholders and is convertible into twenty shares of common stock at any time after the issuance date. The beneficial conversion feature on the Series B Voting, Convertible Preferred shares issued were valued at $1,470,053 on the issuance date and accounted for as a deemed dividend.

Common stock issued in conversion of preferred stock

During the year ended June 30, 2015, the company issued 88,127,280 shares of common stock for two conversions totaling 4,406,363 shares of Series B Voting, Convertible Preferred stock. The Company also converted 206,186 shares of its Series A Voting, Convertible Preferred stock to 1,030,930 shares of common stock.

Shares issued for debt settlement

The Company issued a total of 18,040,247 shares of common stock for conversion of debentures (notes 10, 11, 13).

Shares cancelled in connection with disposal of subsidiary

On May 7, 2015 completed the sale of its wholly owned subsidiary, Wireless Village, and cancelled 68,000,000 shares of common stock as consideration (Note 18). The shares were valued at the fair market price on the closing date of the transaction.

Reverse Stock Split

On November 11, 2015, the Board of Directors (the “Board’) of the Company approved the implementation of a one-for-ten (1:10) reverse stock split of all of the Company’s issued and outstanding common and preferred stock (the “Reverse Stock Split”). The Reverse Stock Split became effective when trading opened on December 15, 2015. The Reverse Stock Split was previously approved by the Company’s shareholders pursuant to a majority written consent and by the Board pursuant to unanimous written consent on February 26, 2015. The approvals provided discretion to the Board to implement the Reverse Stock Split by the end of 2015. The number of the Company’s authorized shares of common stock did not change. All figures have been presented on the basis of reverse split where ever applicable for all the periods presented in these financial statements.

NOTE 15. INCOME TAXES
The following table summarizes income before income taxes
	Years Ended June 30,
	2016	2015
US	$(324,936)	$14,191
Canada	43,646	-
New Zealand	295,359	-
Income before income taxes	$14,070	$14,191

Income Tax Provision
Provision for income tax as listed on the Consolidated Statements of Operations for the years ended June 30, 2016 and 2015 are $95,222 and $Nil, respectively.
Provision for taxes consisted of the following:
	Years Ended June 30,
	2016	2015
US operations	$800	$-
Foreign operations	95,222	-
	$96,022	$-

Deferred income tax assets and liabilities
Deferred income tax assets and liabilities arise from temporary differences associated with differences between the financial statements and tax basis of assets and liabilities, as measured by the enacted tax rates which are expected to be in effect when these differences reverse. Deferred tax assets and liabilities are classified as current or non-current, depending on the classification of the assets or liabilities to which they relate. Deferred tax assets and liabilities not related to an asset or liability are classified as current or non-current depending on the periods in which the temporary differences are expected to reverse.

Through June 30, 2015, the Company incurred net operating losses for tax purposes of approximately $5,033,209 which was increased to $5,309,789 due to operating losses of $276,580 for the year ended June 30, 2016. The net operating loss carryforward for federal and state purposes may be used to reduce taxable income through the year 2035.
The gross deferred tax asset balance as of June 30, 2016 is approximately $2,113,296. A 100% valuation allowance has been established against the deferred tax assets, as the utilization of the loss carry forward cannot be reasonably assured.

Components of the deferred tax assets are limited to the Company's net operating loss carryforwards, and are presented as follows at June 30:

	2016	2015
Deferred tax assets:
US	$2,113,296	$2,003,217
Canada
Cumulative eligible capital	8,449	-
Property, plant & equipment	(1,856)	-
Deferred tax liability	(2,357)	-
New Zealand		-
Inventory	(4,048)	-
Accrued expenses	23,549	-
Total Deferred Tax Assets	2,137,033	2,003,217
Valuation allowance, US	(2,113,296)	(2,003,217)

Net deferred tax assets	$23,737	$-

Tax Rate Reconciliation

Differences between the benefit from income taxes and income taxes at the statutory federal income tax rate are as follows for the years ended June 30:

	2016		2015
	Amount	Rate	Amount	Rate

Tax expense (benefit) at federal statutory rate	$(96,803)	-35.0%	$28,617	-35.0%
State taxes, net of federal benefit	(13,276)	-4.8%	7,228	.-8.8%
Beneficial conversion expense	-		(27,028)	8.4%
Minimum franchise tax	800	0.3%	-	0.0%
Change in valuation allowance	110,076	39.8%	(8,816)	35.4%
Foreign earnings taxed at different rates	97,857	28.9%	-	-
Other adjustments – foreign	(2,635)	-0.9%	-	-
Foreign tax at effective tax rate	$96,022	28.4%	$-	0.0%

The Company records a liability for uncertain tax positions when it is probable that a loss has been incurred and the amount can be reasonably estimated. The Company recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in operating expenses.

NOTE 16.
 FAIR VALUE MEASUREMENT

The Company adopted the provisions of ASC 825-10 on January 1, 2008.  ASC 825-10 defines fair value as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  When determining the fair value measurements for assets and liabilities required or permitted to be recorded at fair value, the Company considers the principal or most advantageous market in which it would transact and considers assumptions that market participants would use when pricing the asset or liability, such as inherent risk, transfer restrictions, and risk of non-performance.  ASC 825-10 establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.  ASC 825-10 establishes three levels of inputs that may be used to measure fair value:

Level 1 - Quoted prices in active markets for identical assets or liabilities;

Level 2 - Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which all significant inputs are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities; and

Level 3 - Unobservable inputs to the valuation methodology that are significant to the measurement of fair value of assets or liabilities.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement is disclosed and is determined based on the lowest level input that is significant to the fair value measurement.

Upon adoption of ASC 825-10, there was no cumulative effect adjustment to beginning retained earnings and no impact on the consolidated financial statements.

The carrying value of the Company’s cash and cash equivalents, accounts receivable, accounts payable, short-term borrowings, and other current assets and liabilities approximate fair value, because of their short-term maturity.

Items recorded or measured at fair value on a recurring basis in the accompanying consolidated financial statements consisted of the following items as of June 30, 2015:

Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Instruments	Inputs	Inputs
	Level 1	Level 2	Level 3	Total
	$–	$-	$-	$-
Roll-forward of Balance
Derivative liability for Convertible Debentures	67,571
Change in value of derivative liability during the period ended June 30, 2015	-67,571
Balance, June 30, 2015	-

The Company's derivative liability was valued using pricing models, and the Company generally uses similar models to value similar instruments.  Where possible, the Company verifies the values produced by its pricing models to market prices.  Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit spreads, measures of volatility, and correlations of such inputs.  These financial liabilities do not trade in liquid markets, and, as such, model inputs cannot generally be verified and do involve significant management judgment.  Such instruments are typically classified within Level 3 of the fair value hierarchy.  The change in fair value of the derivative liability is included as a component of other income in the consolidated statements of operations. The derivative liability was calculated using the Black-Scholes option-pricing model with the following assumptions: expected lives range of less than a month; 110.48% stock price volatility; risk-free interest rate of 0.110% and no dividends during the expected term.

NOTE 17.
BUSINESS COMBINATIONS

On May 28, 2015 Concierge Technologies, Inc. (the “Company”) entered into an agreement to acquire the assets of Gourmet Foods, Ltd., a New Zealand corporation, subject to satisfactory completion of due diligence and other customary criteria for a transaction of this kind. Gourmet Foods is a baker of New Zealand meat pies and other confections distributed to major grocery stores, convenience stores, restaurants and other retailers throughout New Zealand. The Company placed a cash deposit with Gourmet Foods in accordance with the provisions of the asset purchase agreement, however the parties later elected to change the nature of the transaction to a stock purchase agreement. The Stock Purchase Agreement (the “SPA”) was entered into on July 28, 2015 and was set to close on July 31, 2015 subject to final adjustments to accounts receivable, accounts payable, inventory, employee entitlements and other current assets and liabilities. The Company paid a purchase consideration of NZ$2,597,535 (approximately US$1,753,428) in cash. An independent evaluation was conducted in order to obtain a fair market value of the fixed assets and intangible assets acquired. The excess of the fair value of purchase consideration over the fair values of these identifiable assets and liabilities is recorded as goodwill.

On August 11, 2015 the parties reached agreement to close the SPA based on the balance sheet information as of July 31, 2015, subject to further adjustments if necessary once certain balances became known without dispute, and the Company remitted the remainder of the purchase price in cash to an account in New Zealand established for the benefit of the shareholders of Gourmet Foods, Ltd. The operations of Gourmet Foods, Ltd. was consolidated going forward with those of the Company as of August 1, 2015.

The following table summarizes the value of the net assets acquired as of the Acquisition Date:

Cash	$50,695
Accounts Receivable	259,662
Prepaid Expenses	11,246
Inventory	256,271
Property and Equipment	1,207,762
Intangible Assets	170,784
Goodwill	97,647
Total Assets	$2,054,067

Accounts Payable	$253,951
Employee Entitlements	46,688
Total Liabilities	$300,639

Consideration Paid for Net Assets	$1,753,428

On June 2, 2016 the Company closed a Stock Purchase Agreement transaction which resulted in the acquisition of all the outstanding and issued stock of Brigadier Security Systems, a Canadian corporation located in Saskatoon, Saskatchewan. The total purchase price was CD$2,010,266 (approximately US$1,540,830) in cash, payable in several stages. As of June 30, 2016, consideration of CD$1,000,000 (US$756,859) was paid in cash and CD$733,000 (US$569,935) was deposited in an attorney client trust account in Canadian currency (to be paid to Brigadier, on the 183rd day following the Closing Date if net sales meeting the minimum threshold of $1,500,000 CDN (the "Sales Goal") is achieved; if the Sales Goal is not reached by the l83rd day following the Closing Date, then the payment is to be remitted on the 365th day following the Closing Date). The audit of Brigadier resulted in an upwards adjustment of the purchase price by CD$277,266 (US$214,035) which has been recorded as of June 30, 2016 as Purchase Consideration Payable and was subsequently paid in October 2016. Under the acquisition method of accounting, the total purchase consideration is allocated to Brigadier Security Systems net tangible and intangible assets acquired and liabilities assumed based on their estimated fair values as of the acquisition date. The excess of the fair value of purchase consideration over the fair values of these identifiable assets and liabilities is recorded as goodwill. The following table summarizes the value of the net assets acquired as of the Acquisition Date:

Assets
Cash	80,391
Accounts Receivable	431,656
Inventory	238,148
Prepaid Expenses & Other Assets	20,001
Property, plant and equipment	20,455
Intangible Assets	875,087
Goodwill	121,609

Total Assets	1,787,348

Liabilities
Accounts Payable	187,925
Income Tax Payable	55,953
Customer Deposits	2,640

Total Liabilities	246,518

Consideration paid for net assets	1,540,830

NOTE 18. DISCONTINUED OPERATIONS
On February 26, 2015, the Company entered into a Stock Redemption Agreement with two of its shareholders (the “Shareholders”) and its wholly-owned subsidiary Wireless Village, Inc. dba Janus Cam (“Janus Cam”), a Nevada corporation (the “Agreement”) whereby the Company will cancel 68,000,000 shares of the Company’s common stock held by the Shareholders in exchange for all of the outstanding shares of common stock of Wireless Village held by the Company and the forgiveness of certain “Inter-Company Debt” of $344,052 advanced to Janus Cam by the Company (the “Transaction”). On May 7, 2015, the Company completed the closing of the transaction.

Assets of the divested subsidiary consisted of the following as of May 7, 2015:

May 7, 2015
Cash and cash equivalents	$130,052
Accounts receivable, net	66,015
Due from related party	167,443
Inventory, net	190,499
Pre-Paid inventory, advance to supplier	219,149
Payroll advance	1,935
Current assets of subsidiary	$775,093
Security deposits	11,222
Equipment	2,483
Network/office equipment	34,589
Accumulated depreciation	(30,820
Non-Current assets of subsidiary	$17,473
Total Assets of subsidiary	$792,567

Liabilities of the divested subsidiary consisted of the following:

May 7, 2015
Accounts payable	$285,512
Sales tax liability	3,914
CA income tax provision	-
Payroll taxes payable	529
Total Accrued Expenses	289,955
Customer advances	82,475
Notes payable-related parties	-
Notes payable	-
Debt payable to Concierge	344,052
Total liabilities of subsidiary	$716,482

Net income and gain from the sale of subsidiary

The common shares redeemed in the transaction were valued at the fair market price of $0.0089 on the date of closing resulting in $605,200 in consideration. The debt payable to Concierge amounting to $344,052 as of the closing date was forgiven. The disposal of subsidiary resulted in a gain on disposal of $109,600. The income from discontinued operations for the period July 1, 2014 through May 7, 2015 was $108,807 resulting in a total gain on the disposal of the subsidiary of $218,407.

NOTE 19. COMMITMENTS AND CONTINGENCIES
Gourmet Foods. Ltd. (“GFL”) has operating leases for its office, factory and warehouse facilities located in Tauranga, New Zealand, as well as for certain equipment including vehicles. These leases are generally for three-year terms, with options to renew for additional three-year periods. The leases mature between September 2016 and August 2021, and require monthly rental payments of approximately US$11,225 per month translated to US currency as of June 30, 2016.

Future minimum lease payments for Gourmet Foods are as follows:

Year Ended June 30,	Lease Amount
2017	$134,705
2018	134,705
2019	59,480
2020	18,353
2021	9,197
2022	2,299
Total Minimum Lease Commitment	$358,739

GFL entered into a General Security Agreement in favor of the Gerald O’Leary Family Trust and registered on the Personal Property Securities Register for a priority sum of NZ$110,000 (approximately US$84,915) to secure the lease of its primary facility. In addition, a NZ$20,000 (approximately US$15,439) bond has been posted through ANZ Bank and secured with a cash deposit of equal amount to secure a separate facilities lease. The General Security Agreement and the cash deposit will remain until such time as the respective leases are satisfactorily terminated in accordance with their terms. Interest from the cash deposit securing the lease accumulates to the benefit of GFL and is listed as a component of interest income/expense on the accompanying Consolidated Statements of Operations.

Brigadier Security Systems (“BSS”) leases office and storage facilities in Saskatoon, Saskatchewan as well as vehicles used for installations and service and various office equipment. The minimum lease obligations through their expiry dates are indicated as below and require monthly payments of approximately US$11,883.

Future minimum lease payments for Brigadier Security Systems are as follows:

Year Ended June 30,	Lease Amount
2017	$86,438
2018	33,753
2019	30,940
Total Minimum Lease Commitment	$151,131

Litigation

On May 6, 2002, a default judgment was awarded to Brookside Investments Ltd. against, jointly and severally, Concierge, Inc., Allen E. Kahn, and The Whitehall Companies in the amount of $135,000 plus legal fees. As of May 7, 2012, the judgment had lapsed due to the passage of time and the creditor’s failure to renew. Although a new court action would be required by the plaintiff in order to seek legal remedies, the Company has accrued the amount of $135,000 in the accompanying financial statements as accrued expenses as of June 30, 2016.

NOTE 20. SEGMENT REPORTING

With the acquisition of Gourmet Foods, Ltd. and Brigadier Security Systems, the Company has identified three segments for its products and services;U.S.A., New Zealand and Canada. Our reportable segments are business units located in different global regions. The Company’s operations in the U.S.A. include the gathering of live-streaming video recording data displayed online to subscribers through its wholly owned subsidiary Kahnalytics, Inc., in New Zealand include the production, packaging and distribution on a commercial scale of gourmet meat pies and related bakery confections through its wholly owned subsidiary Gourmet Foods, Ltd. and in Canada security alarm system installation and monitoring sold through its wholly owned subsidiary Brigadier Security Systems to residential and commercial customers. Separate management of each segment is required because each business unit is subject to different operational issues and strategies due to their particular regional location. The Company accounts for intra-company sales and expenses as if the sales or expenses were to third parties and eliminates them in the consolidation. Amounts are adjusted for currency translation as of the balance sheet date and presented in US dollars.

The following table presents a summary of identifiable assets as of June 30, 2016 and June 30, 2015:

	As of June 30, 2016	As of June 30, 2015
Identifiable assets:
Corporate headquarters	$1,521,210	$2,132,164
U.S.A.	87,790	202,095
New Zealand	2,199,128	-
Canada	956,855	-
Consolidated	$4,764,983	$2,334,259

The following table presents a summary of operating information for the year ended June 30, 2016: (note: New Zealand is for a period of 11 months since acquisition and Canada is for a period of 1 month since acquisition)

	Year Ended June 30, 2016	Year Ended June 30, 2015
Revenues from unaffiliated customers:
U.S.A. : data streaming and hardware	$120,430	$223,565
New Zealand : Food Industry	3,756,402
Canada	348,553
Consolidated	$4,225,385	$223,565

Net income (loss) after taxes:
Corporate headquarters	$(265,123)	$24,523
U.S.A. : Mobile video recording devices	(60,612)	(10,332)
New Zealand : Food Industry	214,467
Canada : Security alarm system	29,316
Consolidated	$(81,952)	$14,191

The following table presents a summary of capital expenditures for the year ended June 30:

	2016	2015
Capital expenditures:
Corporate headquarters	$902	$-
U.S.A	-	-
New Zealand	102,760	-
Canada	-	-
Consolidated	$103,662	$-

NOTE 21. SUBSEQUENT EVENTS

On September 19, 2016, the Company entered into a conditional Stock Purchase Agreement (the “Agreement”), dated September 19, 2016, with Wainwright Holdings, Inc., a Delaware corporation (“Wainwright”) and certain shareholders of Wainwright (the “Sellers”), pursuant to which the Sellers conditionally agreed to sell, and the Company conditionally agreed to purchase, shares representing approximately 97% of the total issued and outstanding common stock of Wainwright (the “Wainwright Shares”). The Company intends to make an offer to acquire the remaining Wainwright shares of common stock prior to the Closing.

As a result of the transaction, current shareholders of Wainwright will become shareholders of the Company. Mr. Gerber, along with certain family members and certain other Wainwright shareholders, currently own the majority of the common stock in the Company as well as Wainwright. Following the closing of this transaction, he and those shareholders will continue to own the majority of the Company voting shares.

Wainwright owns all of the issued and outstanding limited liability company membership interests of United States Commodity Funds LLC, a Delaware limited liability company (“USCF”) and USCF Advisers, LLC (“USCF Advisers”). USCF is a commodity pool operator registered with the Commodity Futures Trading Commission. USCF Advisers is an SEC registered investment adviser. USCF and USCF Advisers act as the advisers to the Funds set forth in the Agreement (each, a “Fund”, and collectively, the “Funds”).

The Closing shall occur on the later of (i) the date that is two Business Days following the date on which the last of the conditions to Closing set forth in Articles VIII and IX of the Agreement have been satisfied or, to the extent permitted by applicable Legal Requirements, waived by the relevant party, (ii) the 21st calendar following the date on which the Definitive Schedule 14C was mailed to the Concierge Shareholders, and (iii) such other time and date as the parties may agree.

The conditions to the Closing of the Contemplated Transaction are more particularly described in Articles VIII and IX of Exhibit 10.1 which is attached to the Form 8K submitted on September 19, 2016 and incorporated herein by this reference. The conditions to the Closing include, but are not limited to, the Company’s receipt of a Fairness Opinion to the effect that, as of the date of the Agreement, and based upon and subject to the limitations and assumptions set forth in such opinion, the Purchase Price to be paid by the Company pursuant to the Agreement is fair, from a financial point of view, to the holders of shares of the Company.

There is no guarantee that the Closing of the Contemplated Transaction will occur either as provided for in the Agreement or at all. There is no guarantee that either the Company or Wainwright will fulfill all conditions to Closing and that if not fulfilled, that either party will waive the outstanding condition to Closing.

On October 11, 2016 the Company made the adjusted payment of CD$277,266, recorded as Purchase Consideration Payable of US$241,035 in the accompanying financial Statements for the year ended June 30, 2016.

ITEM 9.    CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

Our principal independent accountant or any significant subsidiary has not resigned, declined to stand for re-election, or been dismissed by us during the periods for which financial statements are included herein.

ITEM 9A. CONTROLS AND PROCEDURES.

Evaluation of disclosure controls and procedures. The Company carried out an evaluation, under the supervision and with the participation of the Company's management, including the Company's Chief Executive Officer and Chief Financial Officer, of the effectiveness of the design and operation of the Company's disclosure controls and procedures, as required by Exchange Act Rule 13a-15, as of the end of the period covered by this report. Based upon that evaluation, the Chief Executive Officer and Chief Financial Officer concluded that the Company's disclosure controls and procedures are effective and provide reasonable assurances that the information the Company is required to disclose in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time period required by the Commission's rules and forms. Further, the Company’s officers concluded that its disclosure controls and procedures are also effective to ensure that information required to be disclosed in the reports that it files or submits under the Exchange Act is accumulated and communicated to its management, including its chief executive officer and chief financial officer, to allow timely decisions regarding required disclosure. There were no significant changes in the Company's internal control over financial reporting during the period covered by this report that have materially affected, or are reasonably likely to materially affect our internal controls over financial reporting.

Internal control over financial reporting.

Management’s report on internal control over financial reporting. Our management recognizes its responsibility for establishing and maintaining adequate internal control over financial reporting as defined in Rules 13a-15(f) and 15d-15(f) under the Securities Exchange Act of 1934. Currently, the primary responsibility of the registrant is providing oversight control over its subsidiary operations which, in turn, are managed by their respective boards of directors who are appointed by the registrant for each of the subsidiaries. All debit and credit transactions with the company’s bank accounts, including those of the subsidiary companies, are reviewed by the officers as well as all communications with the company’s creditors. The directors of the subsidiary companies, which include representatives of the Company, meet frequently – as often as weekly – to discuss and review the financial status of the company and all developments. All filings of reports with the Commission are reviewed before filing by all directors.

Our internal control over financial reporting is a process designed by, or under the supervision of, our chief executive officer and chief financial officer, or persons performing similar functions, and effected by our board of directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with accounting principles generally accepted in the United States of America (GAAP).  Our internal control over financial reporting includes those policies and procedures that: (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and disposition of the assets of the Company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP and that receipts and expenditures of the Company are being made only in accordance with authorization of management and directors of the Company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on the financial statements.

Management assessed the effectiveness of the Company’s internal control over financial reporting at the end of its most recent fiscal year, June 30, 2016. In making this assessment, management used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission in the 2013 Internal Control-Integrated Framework.  Based on its evaluation, management has concluded that the Company’s internal control over financial reporting was effective as of June 30, 2016.

Pursuant to Regulation S-K Item 308(b), this Annual Report on Form 10-K does not include an attestation report of our Company’s registered public accounting firm regarding internal control over financial reporting.

Changes in Internal Control and Financial Reporting

There have been no changes in our internal control over financial reporting in the fiscal year ended June 30, 2016, which were identified in connection with our management’s evaluation required by paragraph (d) of rules 13a-15 and 15d-15 under the Act, that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

PART III

ITEM 10.
DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE.

Set forth below are the names, and terms of office of each of our directors, executive officers and significant employees at June 30, 2016, and a description of the business experience of each.

Person	Offices	Office Held Since	Term of Office
Scott Schoenberger	Director	2015	2017
Nicholas Gerber	CEO/Secretary and Director	2015	2017
David W. Neibert	C.F.O. and Director	2002	2017
Matt Gonzalez	Director	2013	2017

Nicholas Gerber: Mr. Gerber has been the CEO, Secretary and director of the Company since January 2015. He is currently a director and portfolio manager for USCF and the Related Public Funds since April 2006. He has been listed with the CFTC as a Principal of the General Partner since November 29, 2005, and registered with the CFTC as an Associated Person of the General Partner on December 1, 2005. Mr. Gerber had also served as Vice President/Chief Investment Officer of Lyon’s Gate Reinsurance Company, Ltd. from June 2003 to 2009. Mr. Gerber has an extensive background in securities portfolio management and in developing investment funds that make use of indexing and futures contracts. He is also the founder of Ameristock Corporation, a California-based investment adviser registered under the Investment Advisers Act of 1940, that had been sponsoring and providing portfolio management services to mutual funds from March 1995 to January 2013. He has also been a Trustee for the Ameristock ETF Trust since June 2006, and served as a portfolio manager for the Ameristock/Ryan 1Year, 2 Year, 5 Year, 10 Year and 20 Year Treasury ETF from June 2007 to June 2008 when such funds were liquidated. In these roles, Mr. Gerber gained extensive experience in evaluating and retaining third-party service providers, including custodians, accountants, transfer agents, and distributors. Mr. Gerber passed the Series 3 examination for associated persons and holds an MBA in finance from the University of San Francisco and a BA from Skidmore College. Mr. Gerber is 54 years old.

Scott Schoenberger Mr. Schoenberger is the owner & CEO of KAS Engineering, a second generation plastic injection molding firm based in multiple southern CA locations. He also is the owner and CEO of Nica Products, another manufacturing company based in Orange County, CA. Scott has over 30 years experience in manufacturing and technology. He has been involved with several startups as a consultant and/or angel level investor in such industries as medical, technology, consumer products, electronics, automotive, and securities industries. A California native, he has a BS in Environmental Studies from the University of California Santa Barbara and is 50 years old.

David W. Neibert: Mr. Neibert has been a director of Concierge Technologies since June 17, 2002 and CEO of Concierge from April 2007 until January 2015, whereafter he resigned the office and assumed the title of CFO. He is also the president of the Company’s wholly owned subsidiary Kahnalytics, Inc., director and CFO of Gourmet Foods and a director for Brigadier Security Systems. Mr. Neibert is also the president of The Wallen Group, a general partnership providing management consulting and bookkeeping services to small and medium sized businesses in the Southern California area. Prior to founding The Wallen Group, Mr. Neibert served as the president of Roamer One and as a director and executive vice president of business development of their publicly traded parent company Intek Global Corporation. Intek Global Corporation manufactured, sold and distributed radio products (under the names “Midland”, “Securicor Wireless”, “Linear Modulation Technologies”, and others) globally to the consumer, government and commercial markets and operated a nationwide land mobile radio network in the U.S. known as Roamer One. Intek Global Corporation was subsequently acquired by its majority shareholder, Securicor plc of Sutton Surrey, England. Mr. Neibert reported to offices located in Los Angeles, CA, Kansas City, MO, New York City, NY, and Sutton Surrey, England during period from 1992 – 1998 before locating The Wallen Group in Southern California. Mr. Neibert is 61 years old.

Matt Gonzalez: Matt Gonzalez is an attorney with experience handling both civil and criminal matters in both the state and federal courts. He has a BA from Columbia University (1987) and JD from Stanford Law School (1990). Since early 2011 he has served as the Chief Attorney of the San Francisco Public Defender's Office where he oversees an office of over 90 trial lawyers.
He previously served as an elected member of the San Francisco Board of Supervisors from 2001-2005, and served as the president of the body from 2003-2005. Mr. Gonzalez is a partner in Gonzalez & Kim, a California partnership providing transportation services to a number of entities. He is a co-owner of Flywheel Taxi (formerly DeSoto Taxi) in San Francisco.  He joined Concierge as an investor in 2010 and became a director during 2013. Mr. Gonzalez is 51 years old.
Conflicts of Interest

Our officers and directors who are not employees of our subsidiary company will not devote more than a portion of their time to our affairs. There will be occasions when the time requirements of Concierge's business conflict with the demands of their other business and investment activities. Such conflicts may require that we attempt to employ additional personnel. There is no assurance that the services of such persons will be available or that they can be obtained upon terms favorable to the company.

Our officers and directors may be directors or principal shareholders of other companies and, therefore, could face conflicts of interest with respect to potential acquisitions. In addition, our officers and directors may in the future participate in business ventures, which could be deemed to compete directly with Concierge. Additional conflicts of interest and non-arms length transactions may also arise in the future in the event our officers or directors are involved in the management of any firm with which we transact business. In addition, if Concierge and other companies with which our officers and directors are affiliated both desire to take advantage of a potential business opportunity, then our board of directors has agreed that said opportunity should be available to each such company in the order in which such companies registered or became current in the filing of annual reports under the '34 Act.

Our officers and directors may actively negotiate or otherwise consent to the purchase of a portion of their common stock as a condition to, or in connection with, a proposed merger or acquisition transaction. It is anticipated that a substantial premium over the initial cost of such shares may be paid by the purchaser in conjunction with any sale of shares by our officers and directors which is made as a condition to, or in connection with, a proposed merger or acquisition transaction. The fact that a substantial premium may be paid to our officers and directors to acquire their shares creates a potential conflict of interest for them in satisfying their fiduciary duties to us and our other shareholders. Even though such a sale could result in a substantial profit to them, they would be legally required to make the decision based upon the best interests of Concierge and Concierge’s other shareholders, rather than their own personal pecuniary benefit.

No executive officer, director, person nominated to become a director, promoter or control person of Concierge has been involved in legal proceedings during the last five years such as

●
bankruptcy,
●
criminal proceedings (excluding traffic violations and other minor offenses), or
●
proceedings permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.
●
Nor has any such person been found by a court of competent jurisdiction in a civil action, or the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law.

None of the directors holds any directorships in any company with a class of securities registered under the Exchange Act or subject to the reporting requirements of section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940 other than the following: Nicholas Gerber, our CEO and member of our Board of Directors, is a director of United Sates Commodity Funds LLC which is the commodity pool operator and general partner or sponsor of 11 commodity based exchange traded products that are registered under Section 12 of the Exchange Act, and is also a director of USCF ETF Trust, a registered investment company under the Investment Company Act of 1940, which currently has one exchange traded fund and is advised by USCF Advisers LLC, a registered investment adviser.

Involvement in certain legal proceedings. During the past five years, none of the directors has been involved in any of the following events:

●
A petition under the Federal bankruptcy law or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

●
Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

●
Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

●
Other than Nicholas Gerber, through his involvement as a director of United Sates Commodity Funds LLC which is the commodity pool operator and general partner or sponsor of 11 commodity based exchange traded products that are registered under Section 12 of the Exchange Act, and as a director of USCF ETF Trust, a registered investment company under the Investment Company Act of 1940, which currently has one exchange traded fund and is advised by USCF Advisers LLC, a registered investment adviser, acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

●
Engaging in any type of business practice; or

●
Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

●
Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (f)(3)(i) of this section, or to be associated with persons engaged in any such activity; or

●
Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated.

●
Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Future Trading Commission has not been subsequently reversed, suspended or vacated.

Code of Ethics. We have adopted a Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the Code of Ethics is filed as an exhibit to Form 10-KSB Annual Report for the year ended June 30, 2004 (Exhibit 14 incorporated herein by reference). We undertake to provide to any person without charge, upon request, a copy of such code of ethics. Such a request may be made by writing to the company at its address at 29115 Valley Center Rd., K-206, Valley Center, CA 92082.

Corporate Governance.

Security holder recommendations of candidates for the board of directors. Any shareholder may recommend candidates for the board of directors by writing to the president of our company the name or names of candidates, their home and business addresses and telephone numbers, their ages, and their business experience during at least the last five years. The recommendation must be received by the company by March 9 of any year or, alternatively, at least 60 days before any announced shareholder annual meeting.

Audit committee. We have no standing audit committee. Our directors perform the functions of an audit committee. Our limited operations make unnecessary a standing audit committee. None of our directors is an audit committee financial expert, but the directors have access to consultants that can provide such expertise when such is needed.

Compliance with Section 16(a) of the Securities Exchange Act.

Based solely upon a review of Forms 3 and 4 furnished to the company under Rule 16a-3(e) of the Act during its most recent fiscal year and Forms 5 furnished to us with respect to our most recent fiscal year and any written representations received by us from persons required to file such forms, the following persons – either officers, directors or beneficial owners of more than ten percent of any class of equity of Concierge registered pursuant to Section 12 of the Act – failed to file on a timely basis reports required by Section 16(a) of the Act during the most recent fiscal year or prior fiscal years:

Name	No. of Late Reports	No. of Transactions Not Timely Reported	No. of Failures to File a Required Report
-	0	0	0

ITEM 11.                                 EXECUTIVE COMPENSATION.

SUMMARY COMPENSATION TABLE

The following table sets forth the compensation paid to our executive officers for the fiscal years ended June 30, 2016 and 2015. Unless otherwise specified, the term of each executive officer is that as set forth under that section entitled, “Directors, Executive Officers, Promoters and Control Persons -- Term of Office”.

Name and Principal Position	Year Ended June 30,	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation on ($)	Total ($)
David Neibert (1) Chief Financial Officer	2015	75,000	Nil	Nil	Nil	Nil	Nil	Nil	75,000
	2016	81,250	Nil	Nil	Nil	Nil	Nil	Nil	81,250
Nicholas Gerber Chief Executive Officer and Secretary	2015	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil
	2016	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil

(1) The Wallen Group, a California general partnership controlled by David Neibert, was paid $81,250 during the current fiscal year for consulting and administrative services.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

There were no unexercised stock options, stock that has not vested, or equity incentive plan awards for any named officer outstanding at the end of the last fiscal year:

Compensation of Directors

Our directors received the following compensation in FY 2015 for their services as directors.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensa- tion ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensa- tion ($)	Total ($)

David W. Neibert	0	0	0	0	0	0	0
Nicholas Gerber	0	0	0	0	0	0	0
Scott Schoenberger	0	0	0	0	0	0	0
Matt Gonzalez	0	0	0	0	0	0	0

Our directors receive no compensation for their services as directors.

Stock Options.

During the last two fiscal years, tour officers and directors have received no Stock Options and no stock options are outstanding.

Equity Compensation Plans.

We have no equity compensation plans.

ITEM 12.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

The table below sets forth the ownership, as of October 3, 2016, of each individual known to us to be the beneficial owner of more than five percent of Concierge’s common stock(5), by all directors, and named executive officers, individually and as a group.

Name and Address of Beneficial Owner	Amount Owned	Percent of Class (5)
Gonzalez & Kim 150 Clement St. San Francisco, CA 94118	7,001,720(1)	4.89%
Nicholas Gerber 29115 Valley Center Rd., #K-206 Valley Center, CA 92082	69,935,327(2)	48.90%
David W. Neibert 29115 Valley Center Rd., #K-206 Valley Center, CA 92082	1,048,253(3)	0.73%
Scott Schoenberger 29115 Valley Center Rd., #K-206 Valley Center, CA 92082	34,967,674(4)	24.45%
Officers and Directors as a Group	112,782,719(5)	78.85%

(1)
Gonzalez & Kim is a California general partnership whose partners are Hansu Kim and Matt Gonzalez. Mr. Gonzalez is a director of the company. Their ownership is in the form of 350,086 shares of Concierge Series B Voting, Convertible, Preferred stock that, when converted at a ratio of 1:20, would equal to 7,001,720 shares of common stock. Their ownership rights are equal, thus Mr. Gonzalez is listed herein as a beneficial owner of 7,001,720 shares of common stock.
(2)
Mr. Gerber is a beneficiary of the Nicholas and Melinda Living Trust which holds 26,666,667 shares of common stock and 2,163,433 shares of Series B Voting, Convertible Preferred stock that, when converted at a ratio of 1:20, would equal 43,268,660 shares of common stock.
(3)
Mr. Neibert owns 877,322 shares in his own name, and for the purposes hereof, includes 676 shares of common stock held in the name of his minor child included in the calculation.
(4)
Mr. Schoenberger is a beneficiary of the Schoenberger Family Trust which holds 13,333,334 shares of common stock and 1,081,717 shares of Concierge Series B Voting, Convertible, Preferred stock that, when converted at a ratio of 1:20, would be equal to 21,634,340 shares of common stock.
(5)
For purposes of calculating total shares of common stock, all 3,754,355 Series B issued shares are treated as though they have been converted into common stock. As of October 13, 2016, there were 67,953,870 shares of common stock issued and outstanding.

There are no agreements between or among any of the shareholders that would restrict the issuance of shares in a manner that would cause any change in control of Concierge. There are no voting trusts, pooling arrangements or similar agreements in the place between or among any of the shareholders, nor do the shareholders anticipate the implementation of such an agreement in the near future.

ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE.

Director Independence

For purposes of determining director independence, we have applied the definitions set out in NASDAQ Rule 5605(a)(2). The OTCQB on which our shares of common stock are quoted does not have any director independence requirements. The NASDAQ definition of “Independent Director” means a person other than an Executive Officer or employee of the Company or any other individual having a relationship which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

According to the NASDAQ definition, David Neibert and Nicholas Gerber are not independent directors because each is also an executive officer of the Company. Additional, Mr. Schoenberger is also not an independent director due to the formation of a “group” under Section 13(d)(3) with Mr. Gerber. According to the NASDAQ Matt Gonzalez is the only independent director.

We do not have a standing audit, compensation or nominating committee, but our entire board of director’s acts in such capacities.  We believe that our members of our board of directors are capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. The board of directors of our company does not believe that it is necessary to have an audit committee because we believe that the functions of an audit committee can be adequately performed by the board of directors. In addition, we believe that retaining an independent director who would qualify as an “audit committee financial expert” would be overly costly and burdensome and is not warranted in our circumstances given the early stages of our development.

Related Party Transactions

During the previous two fiscal years preceding our last fiscal year to present, there have been no transactions with related persons, promoters or certain control persons as covered by Item 404 of Regulation S-K. However, in connection with that certain Securities Purchase Agreement with Nicholas Gerber and Scott Schoenberger, certain now current executive officers and directors may have formed a “group” under Section 13(d)(3) of the Act which may result in related party transactions in the future. These affiliations are disclosed herein

On January 26, 2015, we entered into a securities purchase agreement (the “Securities Purchase Agreement”) with two accredited investors, Nicholas Gerber and Scott Schoenberger, (the “Purchasers”) pursuant to which we agreed to sell and the Purchasers agreed to purchase 400,000,000 shares of common stock and 32,451,499 shares of Series B preferred stock of the Company in exchange for $3,000,000 USD. Pursuant to the terms of the Securities Purchase Agreement, Purchasers acquired a controlling interest in the Company pursuant to the issuance of the above shares which constituted 70.0% of the voting control of the Company. Following the closing of the Securities Purchase Agreement, Mr. Gerber and Schoenberger became officers and directors of the Company.

On September 19, 2016, the Company entered into a conditional Stock Purchase Agreement (the “Agreement”), dated September 19, 2016, with Wainwright Holdings, Inc., a Delaware corporation (“Wainwright”) and certain shareholders of Wainwright (the “Sellers”), pursuant to which the Sellers conditionally agreed to sell, and the Company conditionally agreed to purchase, shares representing approximately 97% of the total issued and outstanding common stock of Wainwright (the “Wainwright Shares”). The Company intends to make an offer to acquire the remaining Wainwright shares of common stock prior to the Closing.

As a result of the transaction, current shareholders of Wainwright will become shareholders of the Company. Mr. Gerber, along with certain family members and certain other Wainwright shareholders, currently own the majority of the common stock in the Company as well as Wainwright. Following the closing of this transaction, he and those shareholders will continue to own the majority of the Company voting shares.

Wainwright owns all of the issued and outstanding limited liability company membership interests of United States Commodity Funds LLC, a Delaware limited liability company (“USCF”) and USCF Advisers, LLC (“USCF Advisers”). USCF is a commodity pool operator registered with the Commodity Futures Trading Commission. USCF Advisers is an SEC registered investment adviser. USCF and USCF Advisers act as the advisers to the Funds set forth in the Agreement (each, a “Fund”, and collectively, the “Funds”).

The Closing shall occur on the later of (i) the date that is two Business Days following the date on which the last of the conditions to Closing set forth in Articles VIII and IX of the Agreement have been satisfied or, to the extent permitted by applicable Legal Requirements, waived by the relevant party, (ii) the 21st calendar following the date on which the Definitive Schedule 14C was mailed to the Concierge Shareholders, and (iii) such other time and date as the parties may agree.

The conditions to the Closing of the Contemplated Transaction are more particularly described in Articles VIII and IX of Exhibit 10.1 which is attached to the Form 8K submitted on September 19, 2016 and incorporated herein by this reference. The conditions to the Closing include, but are not limited to, the Company’s receipt of a Fairness Opinion to the effect that, as of the date of the Agreement, and based upon and subject to the limitations and assumptions set forth in such opinion, the Purchase Price to be paid by the Company pursuant to the Agreement is fair, from a financial point of view, to the holders of shares of the Company.

There is no guarantee that the Closing of the Contemplated Transaction will occur either as provided for in the Agreement or at all. There is no guarantee that either the Company or Wainwright will fulfill all conditions to Closing and that if not fulfilled, that either party will waive the outstanding condition to Closing.

Any future transactions by and among the parties mentioned above may qualify as related party transactions and will be disclosed accordingly.

We have adopted a policy that any transactions with directors, officers or entities of which they are also officers or directors or in which they have a financial interest, will only be on terms consistent with industry standards and approved by a majority of the disinterested directors of the Board of Directors and based upon a determination that these transactions are on terms no less favorable to us than those which could be obtained by unaffiliated third parties. This policy could be terminated in the future. In addition, interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee thereof which approves such a transaction.

ITEM 14.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit Fees. Our principal independent accountant billed us, for each of the last two fiscal years, the following aggregate fees for its professional services rendered for the audit of our annual financial statements and review of financial statements included in our Form 10-Q reports or other services normally provided in connection with statutory and regulatory filings or engagements for those two fiscal years:

Fiscal Year ended June 30, 2016	$41,000
Fiscal Year ended June 30,2015	$37,000

Audit-Related Fees. Our principal independent accountant, and those secondary accountants performing audit reviews of our subsidiaries on our behalf, billed us, for each of the last two fiscal years, the following aggregate fees for assurance and related services reasonably related to the performance of the audit or review of our financial statements and not reported above under “Audit Fees”:

Fiscal Year ended June 30, 2016	$22,032
Fiscal Year ended June 30, 2015	$-0-

Tax Fees. Our principal independent accountant billed us, for each of the last two fiscal years, the following aggregate fees for professional services rendered for tax compliance, tax advice and tax planning:

Fiscal Year ended June 30, 2016	$-0-
Fiscal Year ended June 30, 2015	$-0-

All Other Fees. Our principal independent accountant billed us, for each of the last two fiscal years, the following aggregate fees for products and services provided by it, other than the services reported in the above three categories:

Fiscal Year ended June 30, 2016	$-0-
Fiscal Year ended June 30, 2015	$-0-

Pre-Approval of Audit and Non-Audit Services. The Audit Committee, and in our case the board of directors, require that it pre-approve all audit, review and attest services and non-audit services before such services are engaged.

PART IV

ITEM 15.                                 EXHIBITS, FINANCIAL STATEMENT SCHEDULES.

The following exhibits are filed as part of this Form 10-K:

Exhibit No.                                                                Description
  2
-
Stock Purchase Agreement of March 6, 2000 between Starfest, Inc. and MAS Capital, Inc.*
  2
-
Stock Purchase Agreement among Concierge Technologies, Inc., Wireless Village, Inc., Bill Robb and Daniel Britt.++
  3.1
-
Certificate of Amendment of Articles of Incorporation of Starfest, Inc. and its earlier articles of incorporation.*
  3.2
-
Bylaws of Concierge, Inc., which became the Bylaws of Concierge Technologies upon its merger with Starfest, Inc. on March 20, 2002.*
  3.5
-
Articles of Merger of Starfest, Inc. and Concierge, Inc. filed with the Secretary of State of Nevada on March 1, 2002.**
  3.6
-
Agreement of Merger between Starfest, Inc. and Concierge, Inc. filed with the Secretary of State of California on March 20, 2002.**
  3.7
-
Articles of Incorporation of Concierge Technologies, Inc. filed with the Secretary of State of Nevada on April 20, 2005.+
  3.8
-
Articles of Merger between Concierge Technologies, Inc., a California corporation, and Concierge Technologies, Inc., a Nevada corporation, filed with the Secretary of State of Nevada on March 2, 2006 and the Secretary of State of California on October 5, 2006.+
  3.9
-
Certificate of Designation (Series of Preferred Stock) filed with the Secretary of State of Nevada on September 23, 2010.
  3.10
-
Certificate of Amendment of Articles of Incorporation (increasing authorized stock) filed with the Secretary of State of Nevada on December 20, 2010.
10.1
-
Agreement of Merger between Starfest, Inc. and Concierge, Inc.*
10.2
-
Securities Purchase Agreement, dated January 26, 2015, by and among Concierge Technologies, Inc. and Purchasers.****

10.3
-
Registration Rights Agreement, dated January 26, 2015, by and among Concierge Technologies, Inc. and Purchasers. .****
10.4
-
Consulting Agreement, dated January 26, 2015, by and between Concierge Technologies, Inc. and David Neibert. .****
10.5
-
Stock Redemption Agreement, dated February 26, 2015, by and among Concierge Technologies, Inc. the Shareholders and Janus Cam. ..**(**
10.6
-
Distribution Agreement, dated March 4, 2015, by and between Concierge Technologies, Inc. and Janus Cam. *****
10.7
-
Convertible Promissory Note by and between Wainwright Holdings, Inc. and Concierge Technologies, Inc. dated January 27, 2016. ******
10.8
-
Stock Purchase Agreement, dated May 27, 2016, by and among Concierge Technologies, Inc., Brigadier Security Systems (2000) Ltd., and the shareholders of Brigadier Security Systems (2000) Ltd. *******
10.9
-
Stock Purchase Agreement By and Among Concierge Technologies, Inc., Wainwright Holdings, Inc. and Each of the Individuals and Entities Executing Signature Pages Attached Thereto********
14
-
Code of Ethics for CEO and Senior Financial Officers.***
31.1
-
Certification of Chief Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
31.2
-
Certification of Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
32.1
-
Certification of Chief Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
32.2
-
Certification of Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

101.INS	-	XBRL Instance Document#
101.SCH	-	XBRL Taxonomy Extension Schema Document#
101.CAL	-	XBRL Taxonomy Extension Calculation Linkbase Document#
101.LAB	-	XBRL Taxonomy Extension Labels Linkbase Document#
101.PRE	-	XBRL Taxonomy Extension Presentation Linkbase Document#
101.DEF	-	XBRL Taxonomy Extension Definition Linkbase Document#

# Filed Herewith. Pursuant to Regulation S-T, this interactive data file is deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, is deemed not filed for purposes of Section 18 of the Securities Exchange Act of 1934, and otherwise is not subject to liability under these sections.

*Previously filed with Form 8-K12G3 on March 10, 2000; Commission File No. 000-29913, incorporated herein.

**Previously filed with Form 8-K on April 2, 2002; Commission File No. 000-29913, incorporated herein.

***Previously filed with Form 10-KSB on October 20, 2004; Commission File No. 000-29913, incorporated herein.

+Previously filed with Form 10-KSB FYE 06-30-06 on October 20, 2006; Commission File No. 000-29913, incorporated herein.

++ Previously filed on November 5, 2007 as Exhibit 10.2 to Concierge Technologies’ Form 8-K for 10-30-07; Commission File No. 000-29913, incorporated herein.

****Previously filed with Current Report on Form 8-K on January 29, 2015 and incorporated by reference herein.

***** Previously filed with Current Report on Form 8-K on March 4, 2015 and incorporated by reference herein.

****** Previously filed with Current Report on Form 8-K on February 2, 2016 and incorporated by reference herein.

******* Previously filed with Current Report on Form 8-K on June 8, 2016 and incorporated by reference herein.

******** Previously filed with Current Report on Form 8-K on September 19, 2016 and incorporated by reference herein.

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CONCIERGE TECHNOLOGIES, INC.

Date: October 21, 2016	By:	/s/ Nicholas Gerber
Nicholas Gerber, CEO

In accordance with the Exchange Act, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: October 21, 2016	/s/ David W. Neibert
David W. Neibert, C.F.O. and Director

Date: October 21, 2016	/s/ Nicholas Gerber
Nicholas Gerber, CEO/Secretary and Director

Date: October 21, 2016	/s/ Scott Schoenberger
Scott Schoenberger, Director

Date: October 21, 2016	/s/ Matt Gonzalez,
Matt Gonzalez, Director

Wainwright Holdings, Inc. and Subsidiaries
____________

Consolidated Financial Statements

December 31, 2015 and 2014

Independent Auditors’ Report

To the Board of Directors and Stockholders of
Wainwright Holdings, Inc.

We have audited the accompanying consolidated financial statements of Wainwright Holdings, Inc. (a Delaware corporation) and its subsidiaries, which comprise the consolidated balance sheets as of December 31, 2015 and 2014, and the related consolidated statements of comprehensive income, changes in stockholders’ equity, and cash flows for the years then ended, and the related notes to the consolidated financial statements.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditors consider internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Wainwright Holdings, Inc. and its subsidiaries as of December 31, 2015 and 2014, and the results of their operations and their cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ Burr Pilger Mayer, Inc.
San Francisco, California
June 17, 2016

1

Wainwright Holdings, Inc. and Subsidiaries

Consolidated Balance Sheets

December 31, 2015 and 2014
____________

	2015	2014
ASSETS

Current assets:
Cash and cash equivalents	$2,768,241	$2,555,909
Short-term investments	966	1,190,630
Accounts receivable - related party	1,936,135	1,385,839
Prepaid income taxes	505,152	766,402
Other current assets	59,838	24,800

Total current assets	5,270,332	5,923,580

Long-term investments	500,980	500,980
Deferred tax assets, net	1,303,573	1,485,015
Other assets	8,558	8,558

Total assets	$7,083,443	$7,918,133

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable and accrued liabilities	$1,378,425	$990,376
Expense waivers payable - related party	760,973	574,746

Total current liabilities	2,139,398	1,565,122

Commitments and contingencies (Note 5)

Stockholders’ equity:
Common stock, $0.01 par value; 3,000 shares authorized; 1,741 and
1,903 shares outstanding as of December 31, 2015 and 2014,
respectively	17	19
Additional paid-in capital	1,561,123	1,561,123
Accumulated other comprehensive loss	(707)	-
Treasury stock, 199 and 37 shares at December 31, 2015 and 2014,
respectively	(5,389,064)	(1,000,000)
Retained earnings	8,772,676	5,791,869

Total stockholders’ equity	4,944,045	6,353,011

Total liabilities and stockholders’ equity	$7,083,443	$7,918,133

2

Wainwright Holdings, Inc. and Subsidiaries

Consolidated Statements of Comprehensive Income

For the years ended December 31, 2015 and 2014
____________

	2015	2014

Revenues - related party	$21,743,219	$14,608,447

Expenses:
Compensation and related benefits	5,702,914	4,393,785
Operating	4,718,722	4,732,170
General and administrative	2,215,168	2,407,118
Marketing and advertising	2,926,014	2,984,220
Facilities and other	149,977	130,835

Total expenses	15,712,795	14,648,128

Income (loss) from operations	6,030,424	(39,681)

Other income, net	3,075	230,678

Net income before income taxes	6,033,499	190,997

Provision for income taxes	2,552,692	75,431

Net income	3,480,807	115,566

Other comprehensive loss	(707)	(6,820)

Comprehensive income	$3,480,100	$108,746

3

Wainwright Holdings, Inc. and Subsidiaries

Consolidated Statements of Changes in Stockholders’ Equity

For the years ended December 31, 2015 and 2014
____________

				Accumulated
			Additional	Other
	Common Stock		Paid-in	Comprehensive	Treasury Stock		Retained
	Shares	Amount	Capital	Income (Loss)	Shares	Amount	Earnings	Total

Balance, January 1, 2014	1,940	$19	$1,561,123	$6,820	- #	$-	$5,676,303	$7,244,265

Treasury stock repurchase	(37)	-	-	-	37	(1,000,000)	-	(1,000,000)
Other comprehensive loss	-	-	-	(6,820)	-	-	-	(6,820)
Net income	-	-	-	-	-	-	115,566	115,566

Balance, December 31, 2014	1,903	19	1,561,123	-	37	(1,000,000)	5,791,869	6,353,011

Treasury stock repurchase	(162)	(2)	-	-	162	(4,389,064)	-	(4,389,066)
Distributions to stockholders	-	-	-	-	-	-	(500,000)	(500,000)
Other comprehensive loss	-	-	-	(707)	-	-	-	(707)
Net income	-	-	-	-	-	-	3,480,807	3,480,807

Balance, December 31, 2015	1,741	$17	$1,561,123	$(707)	199	$(5,389,064)	$8,772,676	$4,944,045

4

Wainwright Holdings, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

For the years ended December 31, 2015 and 2014
____________

	2015	2014

Cash flows from operating activities:
Net income	$3,480,807	$115,566
Adjustments to reconcile net income to net cash provided by
(used in) operating activities:
Deferred taxes	181,442	45,214
Loss (gain) on sale of investments	35	(199,018)
Changes in assets and liabilities:
Accounts receivable - related party	(550,296)	104,918
Prepaid income taxes	261,250	(582,545)
Other current assets	(35,038)	(24,800)
Accounts payable and accrued liabilities	388,049	155,273
Expense waivers payable - related party	186,227	180,077
Income tax payable	-	(2,133)

Net cash provided by (used in) operating activities	3,912,476	(207,448)

Cash flows from investing activities:
Purchases of investments	(500,000)	(4,443,293)
Proceeds from sale of investments	1,688,922	3,704,420

Net cash provided by (used in) investing activities	1,188,922	(738,873)

Cash flows from financing activities:
Purchase of treasury stock	(4,389,066)	(1,000,000)
Distributions to stockholders	(500,000)	-

Net cash used in financing activities	(4,889,066)	(1,000,000)

Net increase (decrease) in cash and cash equivalents	212,332	(1,946,321)

Cash and cash equivalents, beginning of year	2,555,909	4,502,230

Cash and cash equivalents, end of year	$2,768,241	$2,555,909

Supplemental cash flow information:
Cash paid for:
Income taxes	$2,110,000	$600,000

Non-cash investing and financing activities:
Unrealized loss on short-term investments, net of reclassifications
to earnings	$707	$6,820

5

Wainwright Holdings, Inc. and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014
____________
1.       Business

Wainwright Holdings, Inc. (“Wainwright”) was founded in March 2004 as a Delaware corporation with one subsidiary, Ameristock Corporation, which was an investment adviser to Ameristock Mutual Fund, Inc., a registered 1940 Act large cap value equity fund. In January 2010, Ameristock Corporation was spun off as a standalone company. In May 2005, United States Commodity Funds, LLC (“USCF”), a wholly-owned subsidiary of Wainwright, was formed as a single member limited liability company in the State of Delaware. USCF is a registered commodity pool operator with the Commodity Futures Trading Commission (“CFTC”) and a member of the National Futures Association (“NFA”) and serves as the General Partner (“General Partner”) for various limited partnerships (“LP”) as noted below. In June 2013, USCF Advisers, LLC (“Advisers”), a wholly-owned subsidiary of Wainwright, was formed as a Delaware limited liability company and in July 2014, was registered as an investment adviser under the Investment Advisers Act of 1940, as amended. In November 2013, the Advisers board of managers formed USCF ETF Trust (“ETF Trust”) as an open-end management investment company registered under the Investment Company Act of 1940, as amended. Wainwright and subsidiaries USCF and Advisers are collectively referred to as the “Company” hereafter.

The Company’s operating activities consist primarily of providing management and investment advisory services to twelve public LP funds and one exchange-traded fund (“ETF”).

USCF is currently the General Partner in the following Securities Act of 1933 LP commodity based index funds and Sponsor (“Sponsor”) for the fund series within the United States Commodity Index Funds Trust (“USCIF Trust”):

USCF as General Partner for the following Funds
United States Oil Fund, LP (“USO”)	Organized as a Delaware limited partnership in May 2005
United States Natural Gas Fund, LP (“UNG”)	Organized as a Delaware limited partnership in November 2006
United States Gasoline Fund, LP (“UGA”)	Organized as a Delaware limited partnership in April 2007
United States Diesel Heating Oil Fund, LP (“UHN”)	Organized as a Delaware limited partnership in April 2007
United States 12 Month Oil Fund, LP (“USL”)	Organized as a Delaware limited partnership in June 2007
United States 12 Month Natural Gas Fund, LP (“UNL”)	Organized as a Delaware limited partnership in June 2007
United States Short Oil Fund, LP (“DNO”)	Organized as a Delaware limited partnership in June 2008
United States Brent Oil Fund, LP (“BNO”)	Organized as a Delaware limited partnership in September 2009
USCF as fund Sponsor - each a series within the USCIF Trust
United States Commodity Index Funds Trust (“USCIF Trust”)	A series trust formed in Delaware December 2009
United States Commodity Index Fund (“USCI”)	A commodity pool formed in April 2010 and made public August 2010
United States Copper Index Fund (“CPER”)	A commodity pool formed in November 2010 and made public November 2011
United States Agriculture Index Fund (“USAG”)	A commodity pool formed in November 2010 and made public April 2012
United States Metal Index Fund (“USMI”)	A commodity pool formed in November 2010, and made public June 2012, ceased trading and liquidated March 2015

6

Wainwright Holdings, Inc. and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014
____________

1.        Business, continued

Advisers serves as the investment adviser to the fund(s) within the ETF Trust as noted below and has overall responsibility for the general management and administration of the ETF Trust. Pursuant to the current Investment Advisory Agreement, Advisers provides an investment program for the ETF Trust fund(s) and manages the investment of the assets.

Advisers as fund manager for each series within the ETF Trust
Equity ETF Trust (“ETF Trust”)	Organized as a Delaware statutory trust in November 2013
Stock Split Index Fund (“TOFR”)	Fund launched September 2014

All USCF funds and ETF Trust or Advisers funds are collectively referred to as the “Funds” hereafter.

2.
Summary of Significant Accounting Policies

Basis of Presentation and Consolidation

The accompanying consolidated financial statements of the Company have been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The consolidated financial statements include Wainwright Holdings, Inc. and its wholly owned subsidiaries. All intercompany transactions and balances have been eliminated in consolidation.

Use of Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

Under the Funds’ respective agreements, USCF and Advisers are responsible for investing the assets of the Funds in accordance with the objectives and policies of the respective Funds. In addition, USCF and Advisers have arranged for one or more third parties to provide administrative, custody, accounting, transfer agency and other necessary services to the Funds and are contractually obligated to pay for these services. The Funds are contractually obligated to pay USCF and Advisers a management fee, which is paid monthly, based on the average daily net assets of the Funds.

7

Wainwright Holdings, Inc. and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014
____________

2.        Summary of Significant Accounting Policies, continued

Revenue Recognition, continued

USO pays a management fee of 0.45% (45 basis points) per annum on its average daily net assets. UNG pays a fee equal to 0.60% (60 basis points) per annum on average daily net assets of $1,000,000,000 or less and 0.50% (50 basis points) of average daily net assets that are greater than $1,000,000,000. USL, UGA, UHN, and DNO each pay a fee of 0.60% (60 basis points) per annum on their average daily net assets. From inception through April 30, 2010, the Company has been charging UNL a management fee at a reduced rate of 0.60% (60 basis points) per annum of average daily net assets. Effective May 1, 2010, the Company resumed charging UNL its standard rate of 0.75% (75 basis points) per annum of average daily net assets. The difference of 0.15% (15 basis points) per annum of average daily net assets since inception through April 30, 2010 has been waived by the Company and will not be recouped from UNL. BNO pays a management fee of 0.75% (75 basis points) per annum on its average daily net assets.

Effective May 1, 2014 and continuing through December 31, 2015, the Company has contractually agreed to lower the management fee for USCI to 0.80% (80 basis points), 0.65% (65 basis points) for CPER and 0.65% (65 basis points) for USAG, per annum on its average daily net assets.

TOFR pays a management fee of 0.55% (55 basis points) per annum on its average daily net assets. Advisers has entered into an Expense Limitation Agreement with TOFR under which it has agreed to waive or reduce its fees and to assume other expenses of the fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of certain expenses) to not more than 0.55% (55 basis points) of the average daily net assets from TOFR’s inception until October 31, 2016. Advisers may terminate the Expense Limitation Agreement at any time after October 31, 2016, but upon not less than 90 days’ notice to the Fund. The terms of the Expense Limitation Agreement may be revised upon renewal, if renewed.

Management and advisory fees are recognized in the period earned in accordance with the terms of their respective agreements.

Marketing and Advertising Costs

The Company expenses marketing and advertising costs as incurred.

Expense Waivers

USCF has voluntarily agreed to pay certain expenses normally borne by UGA, UHN, DNO, UNL, BNO, CPER and USAG to the extent such expenses exceed 0.15% (15 basis points) of the respective Fund’s average daily net assets, on an annualized basis. USCF has no obligation to continue such payments into subsequent periods. These expenses totaled $760,973 and $854,085 for the years ended December 31, 2015 and 2014, respectively, and are included in general and administrative expense. Expense waivers payable totaled $760,973 and $574,746 as of December 31, 2015 and 2014, respectively.

Fund Startup Expenses

The Company expenses all startup expenses associated with the registration of each fund and the expense is charged to general and administrative expense. Fund startup expenses include costs relating to the initial registration of shares and include, but are not limited to, legal fees pertaining to the initial registration of shares, SEC and FINRA registration fees, initial fees to be listed on an exchange, and other similar costs.

8

Wainwright Holdings, Inc. and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014
____________

2.        Summary of Significant Accounting Policies, continued

Cash and Cash Equivalents

The Company considers all highly liquid investments with original maturities of three months or less at the date of purchase to be cash equivalents. The Company places its cash with various high credit quality institutions. At times, the Company maintains cash deposits in excess of the United States Federal Deposit Insurance Corporation coverage of $250,000, but the Company does not expect any losses.

Accounts Receivable

Accounts receivable consists of management fees receivable. Management fees receivable generally consist of one month of management fees which are collected in the month after they are earned.

Management closely monitors receivables and records an allowance for any balances that are determined to be uncollectible. As of December 31, 2015 and 2014, the Company considered all remaining accounts receivable to be fully collectible.

Investments

Management determines the appropriate classification of investments at the time of purchase based upon management’s intent with respect to such investments. Short-term investments consist of equities and money market funds. Short-term investments are classified as available-for-sale securities. The Company measures the investments at fair value at period end with any changes in fair value reflected as unrealized gains (losses) in the accumulated other comprehensive income (loss).

Long-term investments consist of a $500,000, 10% equity interest in SFA Holdings, Inc., an unrelated broker-dealer incorporated in the state of Georgia, and a $980 investment in the U.S. Natural Gas, L.P., a fund managed by the Company. The 10% equity interest has been accounted for in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 325, Cost-Method Investments (“ASC 325”). Under ASC 325, the Company evaluates the investment for impairment annually, or more frequently if circumstances arise indicating potential impairment. The Company recognized no impairment losses in 2015 or 2014. The Company recognized $0 and $24,000 of dividend income from the SFA Holdings, Inc. investment in 2015 and 2014, respectively.

Comprehensive Income (Loss)

The Company reports all changes in equity during the year, except those resulting from investment by stockholders and distributions to stockholders, in the year in which they are recognized. Comprehensive income is the total of net income (loss) and other comprehensive income (loss). For the years ended December 31, 2015 and 2014, other comprehensive loss consists of unrealized losses on investments.

Fair Value Measurements

The Company’s short-term investments are carried at estimated fair value. In determining fair value, the Company follows the guidance of FASB ASC 820, Fair Value Measurement (“ASC 820”). Under ASC 820, the fair value is defined as the price that would be received upon the sale of an asset or paid to transfer a liability (i.e., the exit price) in an orderly transaction between market participants at the measurement date.

9

Wainwright Holdings, Inc. and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014
____________

2.        Summary of Significant Accounting Policies, continued

Fair Value Measurements, continued

ASC 820 establishes a fair value hierarchy based on the lowest level input that is significant to the fair value measurement in its entirety:

Level 1 – Quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities, without adjustment.

Level 2 – Quoted prices in markets that are not considered to be active for identical or similar assets or liabilities, quoted prices in active markets of similar assets or liabilities, and inputs other than quoted prices that are observable or can be corroborated by observable market data.

Level 3 – Pricing inputs are unobservable and include situations where there is little, if any, market activity for the investment.

Unrealized gains and losses on investments resulting from market fluctuations are recorded in the accumulated other comprehensive income (loss). Realized gains or losses on sales of investments are determined on a specific identification basis.

All short-term investments, which include money market funds and equities, are classified as Level 1 investments during the years ended December 31, 2015 and 2014. The Company has no Level 2 and 3 investments. There were no transfers between levels during the years ended December 31, 2015 and 2014.

Short-term investments are valued at the closing price reported on the active market on which the individual securities are traded.

Income Taxes

The Company accounts for income taxes using the asset and liability method. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between financial statement carrying amounts of existing assets and liabilities and their respective tax bases, valuation of net operating losses and tax credit carryforwards, if any. Deferred tax assets and liabilities are measured using enacted rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. If necessary, a valuation allowance is recorded to reduce the carrying amounts of deferred tax assets until it is more likely than not that such assets will be realized.

The Company provides for uncertain tax positions using guidance which prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It provides that a tax benefit from an uncertain tax position may be recognized when it is more-likely-than-not recognition threshold at the effective date to be recognized upon the adoption of the accounting standard and in subsequent periods. In addition, the accounting standard provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Company’s policy to recognize interest and penalties accrued on any unrecognized tax benefits as a component of income tax expense.

10

Wainwright Holdings, Inc. and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014
____________

2.        Summary of Significant Accounting Policies, continued

Concentration of Credit Risk

Concentrations of accounts receivable and revenue as of and for the years ended December 31, 2015 and 2014 are as follows:

	December 31, 2015
Fund	Accounts Receivable		Revenue

USO	$1,179,092	61%	$11,638,694	54%
USCI	359,544	19%	4,513,975	21%
UNG	249,953	13%	3,645,561	17%
All Others	147,546	7%	1,944,989	8%

Total	$1,936,135	100%	$21,743,219	100%

	December 31, 2014
Fund	Accounts Receivable		Revenue

USCI	$531,781	38%	$5,887,414	40%
USO	403,300	29%	3,197,210	22%
UNG	364,245	26%	4,336,707	30%
All Others	86,513	7%	1,187,116	8%

Total	$1,385,839	100%	$14,608,447	100%

Recent Accounting Pronouncements

In November 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-17, Balance Sheet Classification of Deferred Taxes, to eliminate the requirement to classify deferred income tax assets and liabilities between current and noncurrent. The ASU simply requires that all deferred income tax assets and liabilities be classified as noncurrent. The ASU is effective for interim and annual periods beginning after December 15, 2017, with early adoption permitted. Adoption of the ASU is either retrospective to each prior period presented or prospective. As of December 31, 2015, the Company early adopted the ASU.

In January 2016, the FASB issued ASU No. 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities, to mainly change the accounting for investments in equity securities and financial liabilities carried at fair value as well as to modify the presentation and disclosure requirements for financial instruments. The ASU is effective for annual periods beginning after December 15, 2018, with early adoption permitted. Adoption of the ASU is retrospective with a cumulative adjustment to retained earnings or accumulated deficit as of the adoption date. The Company does not anticipate that the adoption of the ASU will have a material impact on its financial statements.

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2.        Summary of Significant Accounting Policies, continued

Recent Accounting Pronouncements, continued

In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842). The amendments in this update create Topic 842, Leases, and supersede the leases requirements in Topic 840, Leases. Topic 842 specifies the accounting for leases. The objective of Topic 842 is to establish the principles that lessees and lessors shall apply to report useful information to users of financial statements about the amount, timing, and uncertainty of cash flows arising from a lease. The main difference between previous GAAP and Topic 842 is the recognition of lease assets and lease liabilities by lessees for those leases classified as operating leases under previous GAAP. The ASU is effective for interim and annual periods beginning after December 15, 2019, with early adoption permitted. The Company does not anticipate that the adoption of the ASU will have a material impact on its consolidated financial statements.

3.       Investments and Fair Value Measurements

Investments measured at estimated fair value consist of the following as of December 31, 2015 and 2014:

	December 31, 2015
		Gross	Gross
		Unrealized	Unrealized	Estimated
	Cost	Gains	Losses	Fair Value

Money market funds	$96	$-	$-	$96
Equities	1,577	-	(707)	870

Total short-term
investments	$1,673	$-	$(707)	$966

	December 31, 2014
		Gross	Gross
		Unrealized	Unrealized	Estimated
	Cost	Gains	Losses	Fair Value

Money market funds	$1,189,417	$-	$-	$1,189,417
Equities	1,213	-	-	1,213

Total short-term
investments	$1,190,630	$-	$-	$1,190,630

As of December 31, 2015 and 2014, the Company did not have any investments with gross unrealized losses greater than 12 months on a continuous basis.

12

Wainwright Holdings, Inc. and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014
____________

4.       Accumulated Other Comprehensive Income (Loss)

Changes in accumulated other comprehensive income (loss) are as follows:

Balance, January 1, 2014		$6,820
Other comprehensive income (loss) before reclassifications	-
Amounts reclassified from accumulated other comprehensive
income (loss) to earnings	(6,820)
Other comprehensive income (loss)		(6,820)

Balance, December 31, 2014		-
Other comprehensive income (loss) before reclassifications	(707)
Amounts reclassified from accumulated other comprehensive
income (loss) to earnings	-
Other comprehensive income (loss)		(707)

Balance, December 31, 2015		$(707)

5.       Commitments and Contingencies

Operating Leases

The Company leases office space in Oakland, California under an operating lease that expires in October 2018. Future minimum rental payments are as follows at December 31, 2015:

Year ending December 31:
2016	$128,801
2017	132,665
2018	113,304

Total	$374,770

Rent expense was $108,350 and $98,014 for the years ended December 31, 2015 and 2014, respectively.

Contingencies

From time to time, the Company is involved in legal proceedings arising mainly from the ordinary course of its business. In management’s opinion, the legal proceedings are not expected to have a material effect on the Company’s consolidated financial position or results of operations.

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Wainwright Holdings, Inc. and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014
____________

6.       Treasury Stock

In December 2014, the Company repurchased 37 shares of Wainwright Holdings, Inc. common stock for approximately $27,027 per share, or $1,000,000 in total, from its common stockholders. In January 2015, the Company repurchased 162 shares of Wainwright Holdings, Inc. common stock for approximately $27,093 per share, or $4,389,066 in total, from one of its stockholders as part of an employment separation agreement (see Note 9). The shares are included in Treasury Stock on the consolidated balance sheets.

7.       Income Taxes

The provision for income taxes consists of the following for the years ended December 31:

	2015	2014

Current:
Federal	$1,791,840	$-
State	579,411	30,217

	2,371,251	30,217
Deferred:
Federal	154,866	38,591
State	26,575	6,623

	181,441	45,214

Total	$2,552,692	$75,431

A summary of the components of deferred tax assets is as follows as of December 31:

	2015	2014

Deferred tax assets:
Intangible assets	$1,303,573	$1,485,015
Net operating loss	67,416	60,238
Capital loss carryover	20,213	29,698

Gross deferred tax assets	1,391,202	1,574,951
Less valuation allowance	(87,629)	(89,936)

Total deferred tax assets	$1,303,573	$1,485,015

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Wainwright Holdings, Inc. and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014
____________

7.        Income Taxes, continued

Realization of the deferred tax assets is dependent upon future taxable income, if any, the amount and timing of which is uncertain. Based upon available objective evidence, management believes it is more likely than not that the net deferred tax assets will not be fully realizable for net operating loss and capital loss carryover. Accordingly, management has established a valuation allowance related to these deferred tax assets. The valuation allowance decreased by approximately $1,248,000 during 2014 and decreased by approximately $2,300 during 2015. The change in the valuation allowance is due to the expiration of the deferred tax asset for capital loss carryover.

As of December 31, 2015, the Company had California net operating loss carryforwards of approximately $1,155,000 which will begin to expire in the year 2024.

Federal and state tax laws impose substantial restrictions on the utilization of the net operating loss for tax purposes and credit carryforwards in the event of an ownership change as defined in Section 382 of the Internal Revenue Code. Accordingly, the Company’s ability to utilize these carryforwards may be limited as a result of such ownership change. Such a limitation could result in the expiration of carryforwards before they are utilized.

The Company had unrecognized tax benefits (“UTBs”) of approximately $15,000 and $11,000 as of December 31, 2015 and 2014, respectively, which would affect the effective tax rate if recognized before consideration of the valuation allowance. The Company will recognize interest and penalties, when they occur, related to uncertain tax provisions as a component of tax expense. There is no interest or penalties to be recognized for the years ended December 31, 2015 and 2014. The Company does not expect its UTBs to change significantly over the next 12 months.

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. In the normal course of business, the Company is subject to examination by taxing authorities. The Company is not currently under audit by the Internal Revenue Service or other similar state or local authorities. All tax years from 2010 remain open to examination by major taxing jurisdictions to which the Company is subject to.

8.       Retirement Plan

The Company has a 401(k) Profit Sharing Plan covering employees of the Company who are over 21 years of age and who have completed a minimum of 1,000 hours of service and have worked for the Company for one or more years. Participants may make contributions pursuant to a salary reduction agreement. In addition, the Company makes a safe harbor matching contribution. Matching contributions totaled approximately $70,000 for each of the years ended December 31, 2015 and 2014, respectively.

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Wainwright Holdings, Inc. and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014
____________

9.       Related Party Transactions

The Funds are deemed by management to be related parties. The Company’s revenues, totaling $21,743,219 and $14,608,447 for the years ended December 31, 2015 and 2014, respectively, were earned from these related parties. Accounts receivable, totaling $1,936,135 and $1,385,839 as of December 31, 2015 and 2014, respectively, were owed from these relate parties. Expense waivers, totaling $760,973 and $854,085 for the years ended December 31, 2015 and 2014, respectively, were incurred on behalf of these related parties. Waivers payable, totaling $760,973 and $574,746 as of December 31, 2015 and 2014, respectively, were owed to these relate parties.

In January 2015, the Company entered into a stock repurchase agreement as part of an employment separation agreement with one of its stockholders. The agreement called for the Company to purchase the stockholder’s 162 shares of stock for $27,093 per share totaling $4,389,066. Payments to the stockholder were made over the course of 2015 and the final payment was made in July 2015. The shares are included in Treasury Stock on the consolidated balance sheet. As part of the severance agreement, the employee was additionally paid $350,000 in severance between July 2015 and December 2015.

In January 2015, the Company entered into a severance agreement with a former executive who, as part of the agreement, continued to work for the Company through April 2015. The executive was paid approximately $758,000 in severance in connection with that agreement during this period in addition to normal salary.

In January 2016 and May 2016, the Company loaned $450,000 and $250,000, respectively, to a related party entity through common ownership (see Note 10).

10.     Subsequent Events

The Company evaluated subsequent events for recognition and disclosure through June 17, 2016, the date which these consolidated financial statements were available to be issued. Nothing has occurred outside normal operations since that required recognition or disclosure in these consolidated financial statements other than the items noted below.

Effective January 1, 2016, USCF permanently lowered the management fee for USCI to 0.80% (80 basis points) per annum of average daily total net assets for USCI and 0.65% (65 basis points) per annum of average daily total net assets for both CPER and USAG.

On January 27, 2016, the Company loaned Concierge Technologies, Inc. (“Concierge”), a related party through common ownership, $450,000. On May 25, 2016, the Company loaned Concierge $250,000. Concierge is a public company listed on the OTCQB exchange under the symbol “CNCG.” The Company received convertible promissory notes (the “Notes”) from Concierge in exchange for the cash loans. The Notes bear interest at four percent (4%) per annum, which increases to eight percent (8%) in the event of a default by Concierge. The Notes may be prepaid at any time, in whole or in part, by Concierge and are convertible, at the election of the Company, into Concierge common stock on the dates which are 180 days following issuances of the Notes, at a conversion price of $0.10 per share and $0.13 per share, respectively. The conversion price is subject to adjustment for mergers, consolidations, share exchanges, recapitalizations, or similar events. The Notes mature on January 27, 2021 and May 25, 2021, respectively, and are unsecured.

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10.      Subsequent Events, continued

On May 13, 2016, the Company loaned Type A Machines, Inc. (“Type A Machines”), a manufacturer of 3-D printers, $150,000. The Company received a promissory note due from Type A Machines in exchange for the cash loan. The promissory note bears interest at fifteen percent (15%) per annum, which increases to nineteen percent (19%) in the event of a default by Type A Machines. The promissory note matures on December 31, 2016 and is unsecured.

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